                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                      OF
                  REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-6200

                               Schwab Investments
               -----------------------------------------------
              (Exact name of registrant as specified in charter)

            101 Montgomery Street, San Francisco, California 94104
            ------------------------------------------------------
             (Address of principal executive offices) (Zip code)

                                 Evelyn Dilsaver
                              Schwab Investments
            101 Montgomery Street, San Francisco, California 94104
            ------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2005

ITEM 1: REPORT(S) TO SHAREHOLDERS.

SCHWAB TAX-FREE BOND FUNDS

      ANNUAL REPORT
      August 31, 2005

      Schwab Tax-Free
      YieldPlus Fund(TM)

      Schwab Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab Long-Term
      Tax-Free Bond Fund(TM)

      Schwab California Tax-Free
      YieldPlus Fund(TM)

      Schwab California
      Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab California Long-Term
      Tax-Free Bond Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Six funds designed to offer tax-free income. 1

   IN THIS REPORT

      Management's Discussion ..............................................   2

      Performance and Fund Facts
         Schwab Tax-Free YieldPlus Fund(TM) ............................   7
         Schwab Short/Intermediate Tax-Free Bond Fund(TM) ..............  10
         Schwab Long-Term Tax-Free Bond Fund(TM) .......................  12
         Schwab California Tax-Free YieldPlus Fund(TM) .................  14
         Schwab California Short/Intermediate Tax-Free Bond Fund(TM) ...  17
         Schwab California Long-Term Tax-Free Bond Fund(TM) ............  19

      Fund Expenses ........................................................  21

      Financial Statements
         Schwab Tax-Free YieldPlus Fund(TM) ............................  23
         Schwab Short/Intermediate Tax-Free Bond Fund(TM) ..............  37
         Schwab Long-Term Tax-Free Bond Fund(TM) .......................  47
         Schwab California Tax-Free YieldPlus Fund(TM) .................  56
         Schwab California Short/Intermediate Tax-Free Bond Fund(TM) ...  67
         Schwab California Long-Term Tax-Free Bond Fund(TM) ............  75

      Financial Notes ......................................................  84

      Investment Advisory Agreement Approval ...............................  88

      Trustees and Officers ................................................  91

      Glossary .............................................................  95

    Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).

    Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

  1 A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income taxes as well.

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

      Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.

      Performance data quoted represents past performance and does not indicate future results. Current performance may be lower or higher. Investment value will fluctuate, and shares, when redeemed, may be worth more or less than original cost.

FROM THE CHAIRMAN

Dear Shareholder,

I founded Schwab over thirty years ago to be a home for serious investors looking for value, performance, and service. That mission continues to guide us today as we constantly innovate on behalf of investors. By continuing to provide the highest quality products and services--at a great price--we remain true to our heritage.

I take particular pride in the Schwab Funds. Founded over 15 years ago, they have now grown to include 56 funds with over $140 billion in assets serving over 5 million shareholder accounts as of this report date. With a variety of investment strategies, Schwab Funds provide a range of innovative investment choices that can serve as a foundation for your asset allocation plan. We've continued to expand our product offering over the past year, as Schwab Funds President Evelyn Dilsaver explains in more detail on the following page.

Schwab Funds is managed by Charles Schwab Investment Management, Inc., one of the largest mutual fund managers in the U.S. Our portfolio managers share a passion for market analysis and use some of the most sophisticated financial models in the country. I am proud of their depth of experience, which reflects an average tenure of more than 15 years in the investment industry. Furthermore, I am impressed with the commitment that our managers bring to the stewardship of the funds, for you, their shareholders.

This commitment and experience is evident in our funds' performance. At this time, I'm especially pleased to highlight the strong performance of Schwab YieldPlus Fund which has placed in the top ten in its category since inception. With a target duration of just under a year, this fund is designed for your longer-term cash holdings. And, to respond to needs of our clients who are tax sensitive, we also offer the Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund. (Source: Lipper Ultra Short Funds Category. For periods ending August 31, 2005, rankings were as follows, respectively, for Select Shares and Investor Shares: for the 1-year period: #3 and #8 out of 71 funds; for the 3-year period: #2 and #3 out of 50 funds; for the 5-year period:
#3 and #6 out of 37 funds.)

In closing, I want to thank you for investing with us. We strive every day to warrant the trust you have placed in us; that will never change.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the year ended August 31, 2005

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I'm pleased to bring you the annual report for Schwab Bond Funds. Lead by the popularity of Schwab YieldPlus Fund, our bond fund assets have grown to over $9 billion as of the close of the report period.

Schwab Funds offers an array of taxable and tax free funds across a range of maturities to meet your fixed income investment needs. This includes our two newest tax-free funds--Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund. These funds are designed to help you get more from your long-term cash investments. Further, in response to growing investor concern over the federal alternative minimum tax (AMT), neither of these two funds has invested in securities that generate income subject to AMT.

Since my previous message to you, we have expanded our fund offering. First of all, on July 1, 2005, Schwab Funds launched the Schwab Target Funds, a suite of five mutual funds to help keep your retirement investments properly allocated over your lifetime. With a single investment in a Schwab Target Fund, you can avoid a common investment mistake--failing to adjust your portfolio over time.

More recently, on October 3, 2005, we added the Schwab Large-Cap Growth Fund to our suite of actively managed funds. These funds leverage Schwab Equity Ratings, Schwab's industry-recognized, disciplined methodology for identifying stocks with excellent performance potential. The Schwab Large-Cap Growth Fund seeks capital appreciation by selecting companies with market capitalizations greater than $5 billion.

I speak for all of Schwab Funds when I say we want Schwab to be the place where investors can find useful, quality financial products and services to help them succeed.

Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.

Investment value will fluctuate, and shares, when redeemed, may be worth more or less than original cost.


2 Schwab Tax-Free Bond Funds

[PHOTO OF JOANNE LARKIN]

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the funds since their inception. She joined the firm in 1992, and has worked in fixed-income asset management and research since 1984.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

Oil prices hit highs never seen before and the Federal Reserve continued to raise short-term interest rates to curb inflationary pressures, raising rates eight times in the one-year report period. GDP continued to grow at a healthy pace, with the rate of growth decelerating during the report period. At the same time, the housing market remained strong, although some signs of softening had materialized by the end of the period. Finally, hurricane Katrina occurred just at the close of the report period. Although the economic impact of this event is unknown as of this time, the consensus is that it has potential to be significant, especially on the federal budget deficits.

The firming labor market kept the economic expansion on a self-sustaining path. Businesses, unable to continue boosting productivity by restraining hiring, added new jobs during the report period. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested ongoing expansion, while continuing claims for unemployment benefits remained near cyclical lows.

Business investment grew only moderately, but consumers continued to spend. In fact, consumer confidence fluttered to cyclical highs, rising to levels not experienced since before September 11, 2001, although consumers continued to express concern about the future. In addition, lower-end retailers complained that high fuel prices have started to cut into their bottom lines. Despite these concerns, job and income growth remained positive for domestic consumption.

YIELDS OF MUNICIPAL SECURITIES: Effective Yields of Five-Year and 30-Year Municipal Bonds

[LINE GRAPH]

                       5-YEAR AAA GO BOND            30-YEAR BOND BUYER 40 INDEX
31-Aug-95                      4.31                           6.30
30-Sep-95                      4.30                           6.23
31-Oct-95                      4.23                           5.99
30-Nov-95                      4.15                           5.74
31-Dec-95                      4.14                           5.65
31-Jan-96                      4.09                           5.70
29-Feb-96                      4.09                           5.99
31-Mar-96                      4.38                           6.44
30-Apr-96                      4.49                           6.50
31-May-96                      4.64                           6.45
30-Jun-96                      4.61                           6.26
31-Jul-96                      4.56                           6.18
31-Aug-96                      4.57                           6.21
30-Sep-96                      4.48                           6.00
31-Oct-96                      4.40                           5.94
30-Nov-96                      4.18                           5.73
31-Dec-96                      4.25                           5.87
31-Jan-97                      4.41                           6.02
28-Feb-97                      4.34                           5.96
31-Mar-97                      4.61                           6.26
30-Apr-97                      4.67                           6.15
31-May-97                      4.60                           5.88
30-Jun-97                      4.41                           5.79
31-Jul-97                      4.10                           5.38
31-Aug-97                      4.34                           5.73
30-Sep-97                      4.21                           5.61
31-Oct-97                      4.16                           5.59
30-Nov-97                      4.17                           5.50
31-Dec-97                      4.06                           5.35
31-Jan-98                      4.04                           5.30
28-Feb-98                      4.03                           5.44
31-Mar-98                      4.09                           5.46
30-Apr-98                      4.23                           5.68
31-May-98                      4.09                           5.34
30-Jun-98                      4.10                           5.36
31-Jul-98                      4.07                           5.41
31-Aug-98                      3.87                           5.19
30-Sep-98                      3.77                           5.09
31-Oct-98                      3.70                           5.34
30-Nov-98                      3.73                           5.25
31-Dec-98                      3.77                           5.34
31-Jan-99                      3.63                           5.21
28-Feb-99                      3.70                           5.33
31-Mar-99                      3.86                           5.39
30-Apr-99                      3.80                           5.47
31-May-99                      4.00                           5.62
30-Jun-99                      4.39                           5.91
31-Jul-99                      4.31                           5.94
31-Aug-99                      4.39                           6.21
30-Sep-99                      4.45                           6.31
31-Oct-99                      4.62                           6.53
30-Nov-99                      4.55                           6.42
31-Dec-99                      4.72                           6.55
31-Jan-00                      4.94                           6.68
29-Feb-00                      4.94                           6.43
31-Mar-00                      4.85                           6.09
30-Apr-00                      4.95                           6.21
31-May-00                      5.11                           6.46
30-Jun-00                      4.80                           6.02
31-Jul-00                      4.62                           5.84
31-Aug-00                      4.47                           5.75
30-Sep-00                      4.54                           5.93
31-Oct-00                      4.49                           5.80
30-Nov-00                      4.46                           5.79
31-Dec-00                      4.23                           5.40
31-Jan-01                      3.85                           5.37
28-Feb-01                      3.82                           5.39
31-Mar-01                      3.75                           5.39
30-Apr-01                      3.95                           5.77
31-May-01                      3.79                           5.61
30-Jun-01                      3.74                           5.57
31-Jul-01                      3.59                           5.33
31-Aug-01                      3.38                           5.11
30-Sep-01                      3.31                           5.31
31-Oct-01                      3.14                           5.26
30-Nov-01                      3.44                           5.45
31-Dec-01                      3.76                           5.64
31-Jan-02                      3.45                           5.45
28-Feb-02                      3.29                           5.33
31-Mar-02                      3.95                           5.71
30-Apr-02                      3.46                           5.47
31-May-02                      3.40                           5.53
30-Jun-02                      3.19                           5.40
31-Jul-02                      2.93                           5.27
31-Aug-02                      2.83                           5.14
30-Sep-02                      2.53                           4.67
31-Oct-02                      2.91                           5.09
30-Nov-02                      2.92                           5.29
31-Dec-02                      2.59                           4.99
31-Jan-03                      2.55                           5.14
28-Feb-03                      2.37                           4.97
31-Mar-03                      2.50                           4.91
30-Apr-03                      2.44                           4.84
31-May-03                      2.12                           4.84
30-Jun-03                      2.17                           4.66
31-Jul-03                      2.83                           5.45
31-Aug-03                      2.82                           5.45
30-Sep-03                      2.30                           4.90
31-Oct-03                      2.52                           5.01
30-Nov-03                      2.48                           5.01
31-Dec-03                      2.45                           4.80
31-Jan-04                      2.39                           4.73
29-Feb-04                      2.19                           4.73
31-Mar-04                      2.38                           4.59
30-Apr-04                      2.88                           5.22
31-May-04                      3.14                           5.22
30-Jun-04                      3.15                           5.35
31-Jul-04                      3.01                           5.35
31-Aug-04                      2.68                           4.87
30-Sep-04                      2.61                           4.79
31-Oct-04                      2.66                           4.73
30-Nov-04                      2.87                           4.97
31-Dec-04                      2.79                           4.72
31-Jan-05                      2.85                           4.47
28-Feb-05                      3.01                           4.54
31-Mar-05                      3.23                           4.71
30-Apr-05                      3.10                           4.49
31-May-05                      3.05                           4.38
30-Jun-05                      3.01                           4.24
31-Jul-05                      3.19                           4.41
31-Aug-05                      3.14                           4.28

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.


                                                    Schwab Tax-Free Bond Funds 3

MANAGEMENT'S DISCUSSION continued

[PHOTO OF KIM DAIFOTIS]

KIM DAIFOTIS, CFA, a senior vice president and chief investment officer, fixed income, of the investment adviser, co-manages the tax-free YieldPlus funds. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

High energy prices remained a significant headwind for economic performance, but they were offset by gains in wealth from home price appreciation. At the end of the 12-month report period, a barrel of oil cost nearly $69 versus $42 at the beginning of the period.

Though high oil and commodity prices could have hampered growth and stirred inflationary pressures, productivity gains, and slow growth in the money supply have mostly kept a lid on core inflation. The productivity gains, coupled with foreign investors buying large amounts of U.S. government securities, also helped to keep long-term interest rates under control. These conditions caused the dollar to rally unexpectedly, which took pressure off the price of imported goods.

Amid signs of solidly expanding output and improved hiring, the Federal Reserve Open Market Committee continued to raise the benchmark Fed funds' rate. It increased short-term interest rates at 10 consecutive meetings, including eight times within the report period, ending the 12-month report period at a still moderate 3.50%. The moves have had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the increases began and continued low bond yields.

The Fed's actions led investors to expect that rates would continue to rise, causing the yield curve to flatten. As the Fed raised rates during the report period, the 2-Year Treasury Note yield advanced 1.43% while the 10-Year Treasury Note yield declined about 0.10%, despite the Fed's rate increases.

YIELD ADVANTAGE OF MUNIS OVER TREASURYS: For Five-Year Bonds; Tax Brackets Shown are the Highest Applicable

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.

[LINE GRAPH]

                         FEDERAL 35.00% BRACKET        FEDERAL/CA 41.70% BRACKET
31-Aug-95                        0.37                           0.77
30-Sep-95                        0.39                           0.79
31-Oct-95                        0.45                           0.84
30-Nov-95                        0.56                           0.93
31-Dec-95                        0.64                           1.00
31-Jan-96                        0.69                           1.04
29-Feb-96                        0.36                           0.75
31-Mar-96                        0.42                           0.83
30-Apr-96                        0.32                           0.75
31-May-96                        0.33                           0.77
30-Jun-96                        0.41                           0.84
31-Jul-96                        0.29                           0.73
31-Aug-96                        0.20                           0.65
30-Sep-96                        0.28                           0.72
31-Oct-96                        0.46                           0.86
30-Nov-96                        0.39                           0.78
31-Dec-96                        0.21                           0.63
31-Jan-97                        0.35                           0.77
28-Feb-97                        0.19                           0.62
31-Mar-97                        0.22                           0.67
30-Apr-97                        0.40                           0.84
31-May-97                        0.37                           0.81
30-Jun-97                        0.26                           0.69
31-Jul-97                        0.27                           0.66
31-Aug-97                        0.30                           0.71
30-Sep-97                        0.32                           0.72
31-Oct-97                        0.45                           0.83
30-Nov-97                        0.37                           0.77
31-Dec-97                        0.35                           0.73
31-Jan-98                        0.54                           0.90
28-Feb-98                        0.40                           0.77
31-Mar-98                        0.44                           0.81
30-Apr-98                        0.57                           0.94
31-May-98                        0.48                           0.85
30-Jun-98                        0.55                           0.91
31-Jul-98                        0.50                           0.86
31-Aug-98                        0.75                           1.07
30-Sep-98                        1.03                           1.31
31-Oct-98                        0.95                           1.23
30-Nov-98                        0.82                           1.12
31-Dec-98                        0.82                           1.12
31-Jan-99                        0.67                           0.98
28-Feb-99                        0.31                           0.66
31-Mar-99                        0.54                           0.89
30-Apr-99                        0.41                           0.76
31-May-99                        0.37                           0.74
30-Jun-99                        0.72                           1.10
31-Jul-99                        0.55                           0.93
31-Aug-99                        0.58                           0.97
30-Sep-99                        0.71                           1.10
31-Oct-99                        0.76                           1.15
30-Nov-99                        0.58                           0.99
31-Dec-99                        0.60                           1.02
31-Jan-00                        0.60                           1.04
29-Feb-00                        0.65                           1.10
31-Mar-00                        0.75                           1.17
30-Apr-00                        0.70                           1.14
31-May-00                        0.87                           1.31
30-Jun-00                        0.78                           1.19
31-Jul-00                        0.63                           1.04
31-Aug-00                        0.59                           0.99
30-Sep-00                        0.74                           1.13
31-Oct-00                        0.71                           1.10
30-Nov-00                        0.93                           1.29
31-Dec-00                        0.99                           1.33
31-Jan-01                        0.75                           1.07
28-Feb-01                        0.79                           1.10
31-Mar-01                        0.79                           1.09
30-Apr-01                        0.77                           1.10
31-May-01                        0.60                           0.93
30-Jun-01                        0.52                           0.85
31-Jul-01                        0.65                           0.95
31-Aug-01                        0.53                           0.83
30-Sep-01                        0.84                           1.09
31-Oct-01                        0.88                           1.11
30-Nov-01                        0.80                           1.07
31-Dec-01                        0.96                           1.25
31-Jan-02                        0.61                           0.90
28-Feb-02                        0.57                           0.85
31-Mar-02                        0.83                           1.15
30-Apr-02                        0.60                           0.89
31-May-02                        0.57                           0.86
30-Jun-02                        0.57                           0.84
31-Jul-02                        0.69                           0.92
31-Aug-02                        0.74                           0.95
30-Sep-02                        0.86                           1.04
31-Oct-02                        1.14                           1.32
30-Nov-02                        0.79                           1.01
31-Dec-02                        0.81                           0.99
31-Jan-03                        0.64                           0.84
28-Feb-03                        0.64                           0.82
31-Mar-03                        0.74                           0.92
30-Apr-03                        0.65                           0.84
31-May-03                        0.63                           0.78
30-Jun-03                        0.60                           0.76
31-Jul-03                        0.74                           0.95
31-Aug-03                        0.57                           0.80
30-Sep-03                        0.46                           0.65
31-Oct-03                        0.41                           0.63
30-Nov-03                        0.30                           0.52
31-Dec-03                        0.34                           0.56
31-Jan-04                        0.35                           0.56
29-Feb-04                        0.28                           0.48
31-Mar-04                        0.57                           0.76
30-Apr-04                        0.52                           0.77
31-May-04                        0.67                           0.93
30-Jun-04                        0.70                           0.95
31-Jul-04                        0.61                           0.85
31-Aug-04                        0.53                           0.75
30-Sep-04                        0.42                           0.64
31-Oct-04                        0.52                           0.74
30-Nov-04                        0.47                           0.72
31-Dec-04                        0.44                           0.68
31-Jan-05                        0.45                           0.69
28-Feb-05                        0.32                           0.59
31-Mar-05                        0.19                           0.41
30-Apr-05                        0.29                           0.49
31-May-05                        0.38                           0.58
30-Jun-05                        0.36                           0.57
31-Jul-05                        0.19                           0.40
31-Aug-05                        0.38                           0.59


4 Schwab Tax-Free Bond Funds

PERFORMANCE AT A GLANCE

Total return for the 12 months ended 8/31/05, except where noted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB TAX-FREE YIELDPLUS FUND(TM)
Total return for 12/16/04 -- 8/31/05
Investor Shares ...................     1.26%
Select Shares(R) ..................     1.31%
Benchmark .........................     0.95%
Fund Category 1 ...................     0.89%

Performance Details ...............  page 7-8

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM) ............     0.94%
Benchmark .........................     0.84%
Fund Category 1 ...................     1.11%

Performance Details ...............   page 10

SCHWAB LONG-TERM
TAX-FREE BOND FUND(TM) ............     3.29%
Benchmark .........................     5.31%
Fund Category 1 ...................     4.89%

Performance Details ...............   page 12

THE MUNICIPAL YIELD CURVE CONTINUED TO FLATTEN DURING THE REPORT PERIOD. As the Federal Reserve increased the Fed Funds rate, short term rates increased. Contrary to expectation, longer term rates were largely unaffected, and declined slightly resulting in a flattening of the yield curve. Municipal volume continued to reach record levels, primarily due to refunding of outstanding debt by states and municipalities.

Because we were in a relatively low interest rate environment, investors sought higher yielding securities that tended to be more volatile. Consequently, high yield sectors performed well during the report period. These would include hospital and tobacco bonds, to name a couple. This trend is evident in the return of the Lehman Brothers Non-Investment Grade Index which outpaced the Lehman Brothers Municipal Bond Index by nearly 8% for the one-year report period.

SCHWAB TAX-FREE YIELDPLUS FUND AND THE SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND outperformed their benchmark, the Lehman Brothers 1-Year Municipal Bond Index, for the period since inception. Both classes of Schwab Tax-Free YieldPlus Fund additionally beat their category average. Both of these funds commenced operations on December 16, 2004 so their performance numbers are since inception, not for the full one year period. All bonds purchased by the funds were investment grade and neither fund invested in securities that generate income subject to AMT.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND AND SCHWAB LONG-TERM TAX-FREE BOND FUND had mixed results for the report period relative to their respective benchmarks. The short/intermediate fund slightly beat its benchmark but lagged the category. The long-term fund had positive returns, but fell short of its benchmark and category average for the one-year report period. We managed the funds conservatively, buying higher quality issues and avoiding more volatile sectors

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income tax as well.

1 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 5

PERFORMANCE AT A GLANCE

Total return for the 12 months ended 8/31/05, except where noted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB CALIFORNIA TAX-FREE
YIELDPLUS FUND(TM)
Total return for 12/16/04 -- 8/31/05
Investor Shares ...................       0.98%
Select Shares .....................       1.03%
Benchmark .........................       0.95%
Fund Category 1 ...................       2.12%

Performance Details ...............  page 14-15

SCHWAB CALIFORNIA
SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM) ............       1.21%
Benchmark .........................       0.84%
Fund Category 1 ...................       3.09%

Performance Details ...............     page 17

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(TM) ............       5.24%
Benchmark .........................       5.31%
Fund Category 1 ...................       5.90%

Performance Details ...............     page 19

that performed well during the period. We also emphasized downside protection, buying premium bonds, which trade above par value due to their coupons exceeding market rates. Historically, these bonds have tended to retain their value when interest rates rise. The funds' duration drifted downward during the period, but we remained short relative to our peers, which slightly hurt performance. Bear in mind that this discussion reflects the funds' performance for only a one-year period. Over the longer term, our fund management strategy has been effective in producing results that are in line with the funds' benchmarks and superior to their category averages, as shown in the next section of this report.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND AND SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND also had mixed results for the report period relative to their respective benchmarks as well as their category averages. The short/intermediate fund beat its benchmark, while the long-term fund nearly matched its benchmark, underperforming by just 0.08%. The positive performance of both funds was partially due to the three major credit-rating agencies upgrading their California ratings. The upgrades served to tighten the credit-quality spreads, which contributed to California's general obligation bonds outperforming their national counterparts. Similar to how we managed the national funds, these funds were also managed conservatively and ended the period overweight in higher quality securities relative to their respective benchmarks. The funds' duration drifted downward during the period, but we remained short relative to our peers, which slightly hurt performance. Bear in mind that this discussion reflects the funds' performance for only a one-year period. Over the longer term, our fund management strategy has been effective in producing results that are in line with the funds' benchmarks and superior to their category averages, as shown in the next section of this report.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income tax as well.

1 Source for category information: Morningstar, Inc.

  Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


6 Schwab Tax-Free Bond Funds

SCHWAB TAX-FREE YIELDPLUS FUND(TM)

INVESTOR SHARES PERFORMANCE as of 8/31/05

TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                       Fund:                             Fund Category:
                     INVESTOR         Benchmark:      MORNINGSTAR MUNICIPAL
                      SHARES       LEHMAN BROTHERS          NATIONAL
                  Ticker Symbol:   1-YEAR MUNICIPAL    INTERMEDIATE/SHORT
                      SWYIX           BOND INDEX             BOND
SINCE INCEPTION
(12/16/04)            1.26%             0.95%                0.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$10,125 INVESTOR SHARES

$10,095 LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                               LEHMAN BROTHERS
                INVESTOR      1-YEAR MUNICIPAL
                 SHARES          BOND INDEX
16-Dec-04        $10,000          $10,000
31-Dec-04        $10,018          $10,001
31-Jan-05        $10,026          $10,009
28-Feb-05        $10,033          $10,008
31-Mar-05        $10,042          $10,000
30-Apr-05        $10,064          $10,019
31-May-05        $10,072          $10,032
30-Jun-05        $10,100          $10,073
31-Jul-05        $10,117          $10,079
31-Aug-05        $10,125          $10,095

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 7

SCHWAB TAX-FREE YIELDPLUS FUND

SELECT SHARES(R) PERFORMANCE as of 8/31/05

TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                         Fund:                               Fund Category:
                        SELECT           Benchmark:       MORNINGSTAR MUNICIPAL
                        SHARES        LEHMAN BROTHERS          NATIONAL
                    Ticker Symbol:   1-YEAR MUNICIPAL      INTERMEDIATE/SHORT
                        SWYTX           BOND INDEX               BOND
SINCE INCEPTION
(12/16/04)              1.31%              0.95%                0.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$50,650 SELECT SHARES

$50,474 LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                               LEHMAN BROTHERS
                 SELECT       1-YEAR MUNICIPAL
                 SHARES          BOND INDEX
16-Dec-04        $50,000          $50,000
31-Dec-04        $50,091          $50,005
31-Jan-05        $50,132          $50,044
28-Feb-05        $50,167          $50,038
31-Mar-05        $50,160          $49,998
30-Apr-05        $50,270          $50,093
31-May-05        $50,370          $50,158
30-Jun-05        $50,510          $50,363
31-Jul-05        $50,605          $50,394
31-Aug-05        $50,650          $50,474

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


8 Schwab Tax-Free Bond Funds

SCHWAB TAX-FREE YIELDPLUS FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                         100
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Short
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
  Investor Shares                                                         2.26%
  Select Shares                                                           2.41%
--------------------------------------------------------------------------------
30-DAY SEC YIELD-NO WAIVER 3
  Investor Shares                                                         2.20%
  Select Shares                                                           2.35%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 4
  Investor Shares                                                         3.48%
  Select Shares                                                           3.71%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                0.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                0.7 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    18%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
  Investor Shares ($1,000 for custodial accounts)                        $2,500
  Select Shares                                                         $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % OF INVESTMENTS

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

24.1% VARIABLE-RATE DEMAND NOTES
19.8% REVENUE BONDS
16.6% PUT BONDS
10.1% BOND ANTICIPATION NOTES
 7.8% VARIABLE-RATE TENDER OPTION BONDS
 6.1% GENERAL OBLIGATION BONDS
 5.2% TAX-EXEMPT COMMERCIAL PAPER
 4.9% TAX & REVENUE ANTICIPATION NOTES
 5.4% OTHER

BY CREDIT QUALITY 5

[PIE CHART]

30.6% AAA
 8.5% AA
29.0% A
 5.7% BBB
 1.0% BB
25.2% SHORT-TERM RATINGS UNRATED SECURITIES

BY MATURITY

[PIE CHART]

47.5% 0-6 MONTHS
19.7% 7-18 MONTHS
32.8% MORE THAN 18 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05, and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                    Schwab Tax-Free Bond Funds 9

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                        Benchmark:
                       FUND         LEHMAN BROTHERS       Fund Category:
                  Ticker Symbol:    3-YEAR MUNICIPAL    MORNINGSTAR MUNICIPAL
                       SWITX         BOND INDEX            SHORT BOND
 1 YEAR                0.94%             0.84%                 1.11%
 5 YEARS               3.97%             4.07%                 3.35%
10 YEARS               4.01%             4.33%                 3.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$14,814 FUND

$15,280 LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                             LEHMAN BROTHERS
                            3-YEAR MUNICIPAL
                 FUND          BOND INDEX
31-Aug-95      $10,000          $10,000
30-Sep-95      $10,032          $10,028
31-Oct-95      $10,087          $10,076
30-Nov-95      $10,159          $10,141
31-Dec-95      $10,204          $10,183
31-Jan-96      $10,274          $10,263
29-Feb-96      $10,257          $10,265
31-Mar-96      $10,211          $10,240
30-Apr-96      $10,205          $10,252
31-May-96      $10,210          $10,262
30-Jun-96      $10,264          $10,323
31-Jul-96      $10,329          $10,380
31-Aug-96      $10,332          $10,395
30-Sep-96      $10,397          $10,459
31-Oct-96      $10,475          $10,532
30-Nov-96      $10,571          $10,630
31-Dec-96      $10,565          $10,635
31-Jan-97      $10,598          $10,682
28-Feb-97      $10,652          $10,735
31-Mar-97      $10,594          $10,679
30-Apr-97      $10,629          $10,725
31-May-97      $10,719          $10,811
30-Jun-97      $10,775          $10,875
31-Jul-97      $10,918          $11,005
31-Aug-97      $10,890          $10,983
30-Sep-97      $10,959          $11,062
31-Oct-97      $11,006          $11,110
30-Nov-97      $11,032          $11,143
31-Dec-97      $11,111          $11,218
31-Jan-98      $11,178          $11,292
28-Feb-98      $11,190          $11,316
31-Mar-98      $11,208          $11,334
30-Apr-98      $11,180          $11,318
31-May-98      $11,284          $11,424
30-Jun-98      $11,321          $11,463
31-Jul-98      $11,349          $11,504
31-Aug-98      $11,453          $11,615
30-Sep-98      $11,547          $11,690
31-Oct-98      $11,587          $11,746
30-Nov-98      $11,609          $11,774
31-Dec-98      $11,642          $11,802
31-Jan-99      $11,754          $11,910
28-Feb-99      $11,731          $11,923
31-Mar-99      $11,738          $11,933
30-Apr-99      $11,764          $11,970
31-May-99      $11,734          $11,954
30-Jun-99      $11,622          $11,882
31-Jul-99      $11,685          $11,940
31-Aug-99      $11,666          $11,955
30-Sep-99      $11,704          $12,000
31-Oct-99      $11,664          $12,001
30-Nov-99      $11,726          $12,054
31-Dec-99      $11,701          $12,035
31-Jan-00      $11,691          $12,056
29-Feb-00      $11,718          $12,094
31-Mar-00      $11,831          $12,155
30-Apr-00      $11,800          $12,158
31-May-00      $11,782          $12,170
30-Jun-00      $11,989          $12,325
31-Jul-00      $12,079          $12,424
31-Aug-00      $12,192          $12,519
30-Sep-00      $12,196          $12,523
31-Oct-00      $12,263          $12,593
30-Nov-00      $12,314          $12,643
31-Dec-00      $12,484          $12,785
31-Jan-01      $12,642          $12,978
28-Feb-01      $12,679          $13,029
31-Mar-01      $12,759          $13,120
30-Apr-01      $12,688          $13,100
31-May-01      $12,792          $13,219
30-Jun-01      $12,856          $13,279
31-Jul-01      $12,959          $13,386
31-Aug-01      $13,097          $13,526
30-Sep-01      $13,135          $13,593
31-Oct-01      $13,222          $13,682
30-Nov-01      $13,118          $13,639
31-Dec-01      $13,035          $13,626
31-Jan-02      $13,212          $13,799
28-Feb-02      $13,336          $13,902
31-Mar-02      $13,129          $13,695
30-Apr-02      $13,369          $13,896
31-May-02      $13,418          $13,977
30-Jun-02      $13,545          $14,097
31-Jul-02      $13,672          $14,207
31-Aug-02      $13,800          $14,298
30-Sep-02      $13,965          $14,411
31-Oct-02      $13,845          $14,332
30-Nov-02      $13,813          $14,336
31-Dec-02      $14,029          $14,542
31-Jan-03      $14,022          $14,589
28-Feb-03      $14,157          $14,682
31-Mar-03      $14,150          $14,665
30-Apr-03      $14,210          $14,704
31-May-03      $14,443          $14,818
30-Jun-03      $14,384          $14,794
31-Jul-03      $14,059          $14,661
31-Aug-03      $14,148          $14,735
30-Sep-03      $14,462          $14,956
31-Oct-03      $14,390          $14,886
30-Nov-03      $14,452          $14,901
31-Dec-03      $14,513          $14,932
31-Jan-04      $14,561          $14,985
29-Feb-04      $14,713          $15,112
31-Mar-04      $14,637          $15,071
30-Apr-04      $14,396          $14,919
31-May-04      $14,333          $14,861
30-Jun-04      $14,365          $14,888
31-Jul-04      $14,480          $14,996
31-Aug-04      $14,676          $15,154
30-Sep-04      $14,694          $15,170
31-Oct-04      $14,753          $15,213
30-Nov-04      $14,648          $15,140
31-Dec-04      $14,722          $15,199
31-Jan-05      $14,714          $15,179
28-Feb-05      $14,663          $15,134
31-Mar-05      $14,598          $15,084
30-Apr-05      $14,702          $15,161
31-May-05      $14,736          $15,188
30-Jun-05      $14,798          $15,265
31-Jul-05      $14,750          $15,230
31-Aug-05      $14,814          $15,280

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


10 Schwab Tax-Free Bond Funds

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                         59
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Short
 Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        2.71%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                4.17%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             2.75%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                3.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                3.1 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     8%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                                $2,500
 ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

[PIE CHART]

BY SECURITY TYPE

53.8% REVENUE BONDS
22.5% GENERAL OBLIGATION BONDS
16.1% CERTIFICATES OF PARTICIPATION
 4.2% VARIABLE-RATE DEMAND NOTES
 2.2% PUT BONDS
 1.2% SPECIAL TAX BONDS

[PIE CHART]

BY CREDIT QUALITY 4

76.4% AAA
11.9% AA
 7.9% A
 1.6% BBB
 2.2% SHORT-TERM RATINGS OR
      UNRATED SECURITIES

[PIE CHART]

BY MATURITY

 5.4% 0-6 MONTHS
 2.0% 7-36 MONTHS
65.8% 37-60 MONTHS
26.8% MORE THAN 60 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                   Schwab Tax-Free Bond Funds 11

SCHWAB LONG-TERM TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                FUND        Benchmark:          Fund Category:
               Ticker     LEHMAN BROTHERS        MORNINGSTAR
              Symbol:    GENERAL MUNICIPAL        MUNICIPAL
               SWNTX        BOND INDEX        NATIONAL LONG BOND
 1 YEAR        3.29%           5.31%                4.89%
 5 YEARS       6.28%           6.37%                5.54%
10 YEARS       5.81%           6.20%                5.32%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$17,596  FUND

$18,260  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                               LEHMAN BROTHERS
                              GENERAL MUNICIPAL
                 FUND            BOND INDEX
31-Aug-95       $10,000           $10,000
30-Sep-95       $10,071           $10,063
31-Oct-95       $10,233           $10,209
30-Nov-95       $10,394           $10,378
31-Dec-95       $10,518           $10,478
31-Jan-96       $10,559           $10,558
29-Feb-96       $10,459           $10,486
31-Mar-96       $10,330           $10,352
30-Apr-96       $10,291           $10,323
31-May-96       $10,284           $10,319
30-Jun-96       $10,429           $10,431
31-Jul-96       $10,525           $10,526
31-Aug-96       $10,486           $10,524
30-Sep-96       $10,676           $10,671
31-Oct-96       $10,816           $10,792
30-Nov-96       $11,017           $10,989
31-Dec-96       $10,957           $10,943
31-Jan-97       $10,941           $10,964
28-Feb-97       $11,046           $11,065
31-Mar-97       $10,849           $10,918
30-Apr-97       $10,982           $11,009
31-May-97       $11,159           $11,174
30-Jun-97       $11,279           $11,294
31-Jul-97       $11,639           $11,607
31-Aug-97       $11,468           $11,498
30-Sep-97       $11,634           $11,635
31-Oct-97       $11,716           $11,709
30-Nov-97       $11,817           $11,778
31-Dec-97       $12,036           $11,950
31-Jan-98       $12,159           $12,073
28-Feb-98       $12,137           $12,077
31-Mar-98       $12,167           $12,088
30-Apr-98       $12,103           $12,033
31-May-98       $12,321           $12,223
30-Jun-98       $12,368           $12,271
31-Jul-98       $12,407           $12,302
31-Aug-98       $12,592           $12,492
30-Sep-98       $12,741           $12,649
31-Oct-98       $12,721           $12,649
30-Nov-98       $12,766           $12,693
31-Dec-98       $12,774           $12,725
31-Jan-99       $12,924           $12,876
28-Feb-99       $12,839           $12,819
31-Mar-99       $12,869           $12,837
30-Apr-99       $12,882           $12,869
31-May-99       $12,745           $12,795
30-Jun-99       $12,450           $12,610
31-Jul-99       $12,454           $12,656
31-Aug-99       $12,171           $12,555
30-Sep-99       $12,112           $12,560
31-Oct-99       $11,839           $12,424
30-Nov-99       $12,019           $12,556
31-Dec-99       $11,845           $12,462
31-Jan-00       $11,748           $12,408
29-Feb-00       $11,943           $12,552
31-Mar-00       $12,352           $12,827
30-Apr-00       $12,230           $12,751
31-May-00       $12,110           $12,685
30-Jun-00       $12,536           $13,021
31-Jul-00       $12,728           $13,202
31-Aug-00       $12,971           $13,405
30-Sep-00       $12,844           $13,336
31-Oct-00       $13,052           $13,481
30-Nov-00       $13,206           $13,583
31-Dec-00       $13,689           $13,919
31-Jan-01       $13,713           $14,057
28-Feb-01       $13,748           $14,102
31-Mar-01       $13,871           $14,229
30-Apr-01       $13,676           $14,075
31-May-01       $13,811           $14,227
30-Jun-01       $13,929           $14,322
31-Jul-01       $14,157           $14,534
31-Aug-01       $14,434           $14,774
30-Sep-01       $14,338           $14,724
31-Oct-01       $14,538           $14,899
30-Nov-01       $14,417           $14,774
31-Dec-01       $14,209           $14,633
31-Jan-02       $14,493           $14,887
28-Feb-02       $14,665           $15,067
31-Mar-02       $14,383           $14,771
30-Apr-02       $14,670           $15,060
31-May-02       $14,767           $15,151
30-Jun-02       $14,916           $15,312
31-Jul-02       $15,125           $15,510
31-Aug-02       $15,334           $15,696
30-Sep-02       $15,720           $16,039
31-Oct-02       $15,496           $15,773
30-Nov-02       $15,423           $15,707
31-Dec-02       $15,759           $16,038
31-Jan-03       $15,734           $15,998
28-Feb-03       $15,964           $16,222
31-Mar-03       $16,031           $16,232
30-Apr-03       $16,155           $16,339
31-May-03       $16,550           $16,721
30-Jun-03       $16,445           $16,649
31-Jul-03       $15,841           $16,067
31-Aug-03       $15,957           $16,187
30-Sep-03       $16,459           $16,663
31-Oct-03       $16,355           $16,580
30-Nov-03       $16,512           $16,752
31-Dec-03       $16,628           $16,891
31-Jan-04       $16,727           $16,988
29-Feb-04       $16,969           $17,244
31-Mar-04       $16,919           $17,184
30-Apr-04       $16,542           $16,776
31-May-04       $16,495           $16,716
30-Jun-04       $16,547           $16,776
31-Jul-04       $16,739           $16,996
31-Aug-04       $17,038           $17,336
30-Sep-04       $17,121           $17,428
31-Oct-04       $17,254           $17,578
30-Nov-04       $17,113           $17,434
31-Dec-04       $17,292           $17,646
31-Jan-05       $17,395           $17,812
28-Feb-05       $17,312           $17,753
31-Mar-05       $17,183           $17,641
30-Apr-05       $17,394           $17,920
31-May-05       $17,484           $18,047
30-Jun-05       $17,556           $18,159
31-Jul-05       $17,475           $18,078
31-Aug-05       $17,596           $18,260

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


12 Schwab Tax-Free Bond Funds

SCHWAB LONG-TERM TAX-FREE BOND FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                         56
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Long
 Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                       3.90%
--------------------------------------------------------------------------------
30-DAY SEC YIELD--NO WAIVER 3                                            3.89%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 4                                               6.00%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                            3.96%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               11.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                4.8 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                           AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    1%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                              $ 2,500
 ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

[PIE CHART]

BY SECURITY TYPE

62.4% REVENUE BONDS
26.2% GENERAL OBLIGATION BONDS
 4.9% CERTIFICATES OF PARTICIPATION
 4.1% VARIABLE-RATE DEMAND NOTES
 2.2% PUT BONDS
 0.2% OTHER INVESTMENT COMPANIES

[PIE CHART]

BY CREDIT QUALITY 5

78.3% AAA
10.2% AA
10.1% A
 1.3% BBB
 0.1% SHORT-TERM RATINGS OR UNRATED SECURITIES

[PIE CHART]

BY MATURITY

 4.2% 0-1 YEAR
20.6% 2-10 YEARS
71.5% 11-20 YEARS
 3.7% 21-30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                   Schwab Tax-Free Bond Funds 13

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND(TM)

INVESTOR SHARES PERFORMANCE as of 8/31/05

TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                         Fund:           Benchmark:           Fund Category:
                    INVESTOR SHARES   LEHMAN BROTHERS     MORNINGSTAR MUNICIPAL
                     Ticker Symbol:   1-YEAR MUNICIPAL         CALIFORNIA
                         SWYKX           BOND INDEX      INTERMEDIATE/SHORT BOND
SINCE INCEPTION
(12/16/04)               0.98%             0.95%                  2.12%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.


$10,097  INVESTOR SHARES

$10,095  LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                                LEHMAN BROTHERS
                INVESTOR       1-YEAR MUNICIPAL
                 SHARES           BOND INDEX
16-Dec-04        $10,000           $10,000
31-Dec-04        $10,008           $10,001
31-Jan-05        $10,026           $10,009
28-Feb-05        $10,022           $10,008
31-Mar-05        $10,020           $10,000
30-Apr-05        $10,040           $10,019
31-May-05        $10,048           $10,032
30-Jun-05        $10,074           $10,073
31-Jul-05        $10,100           $10,079
31-Aug-05        $10,097           $10,095


  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

SELECT SHARES(R) PERFORMANCE as of 8/31/05

TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                          Fund:           Benchmark:         Fund Category:
                     SELECT SHARES     LEHMAN BROTHERS    MORNINGSTAR MUNICIPAL
                     Ticker Symbol:   1-YEAR MUNICIPAL         CALIFORNIA
                         SWYCX           BOND INDEX      INTERMEDIATE/SHORT BOND
SINCE INCEPTION          1.03%             0.95%                  2.12%
(12/16/04)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$50,510  SELECT SHARES

$50,474  LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                                LEHMAN BROTHERS
                 SELECT        1-YEAR MUNICIPAL
DATE             SHARES           BOND INDEX

12/16/04          50000              50000
12/31/04          50040              50005
 1/31/05          50128              50044
 2/28/05          50109              50038
 3/31/05          50150              49998
 4/30/05          50200              50093
 5/31/05          50295              50158
 6/30/05          50430              50363
 7/31/05          50520              50394
 8/31/05          50510              50474


  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 15

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                          92
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Short
 Credit Quality                                                            High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
 Investor Shares                                                          2.25%
 Select Shares                                                            2.40%
--------------------------------------------------------------------------------
30-DAY SEC YIELD--NO WAIVER 3
 Investor Shares                                                          2.22%
 Select Shares                                                            2.37%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 4
 Investor Shares                                                          3.86%
 Select Shares                                                            4.12%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                0.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                0.8 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                             AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    52%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
 Investor Shares ($1,000 for custodial accounts)                          $2,500
 Select Shares                                                           $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

29.3% REVENUE BONDS
18.3% PUT BONDS
14.4% VARIABLE-RATE DEMAND NOTES
12.1% VARIABLE-RATE TENDER OPTION BONDS
11.2% GENERAL OBLIGATION BONDS
11.0% TAX-EXEMPT COMMERCIAL PAPER
 2.9% TAX & REVENUE ANTICIPATION NOTES
 0.7% REVENUE ANTICIPATION NOTES
 0.1% OTHER INVESTMENT COMPANIES

[PIE CHART]

BY CREDIT QUALITY 5

36.2% AAA
20.5% AA
26.4% A
 2.0% BBB
14.9% SHORT-TERM RATINGS OR UNRATED SECURITIES

[PIE CHART]

BY MATURITY

31.8% 0-6 MONTHS
11.2% 7-18 MONTHS
19.0% 19-30 MONTHS
38.0% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05, and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.70%). Your tax rate may be different.

5 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


16 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                      Benchmark:               Fund Category:
                   FUND            LEHMAN BROTHERS              MORNINGSTAR
                  Ticker           3-YEAR MUNICIPAL        MUNICIPAL CALIFORNIA
              Symbol: SWCSX          BOND INDEX          INTERMEDIATE/SHORT BOND
 1 YEAR           1.21%                 0.84%                      3.09%
 5 YEARS          3.69%                 4.07%                      4.39%
10 YEARS          4.07%                 4.33%                      4.66%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$14,909 FUND

$15,280 LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                                LEHMAN BROTHERS
                               3-YEAR MUNICIPAL
                    FUND          BOND INDEX
31-Aug-95          $10,000         $10,000
30-Sep-95          $10,054         $10,028
31-Oct-95          $10,131         $10,076
30-Nov-95          $10,205         $10,141
31-Dec-95          $10,241         $10,183
31-Jan-96          $10,305         $10,263
29-Feb-96          $10,297         $10,265
31-Mar-96          $10,252         $10,240
30-Apr-96          $10,267         $10,252
31-May-96          $10,274         $10,262
30-Jun-96          $10,329         $10,323
31-Jul-96          $10,395         $10,380
31-Aug-96          $10,411         $10,395
30-Sep-96          $10,478         $10,459
31-Oct-96          $10,548         $10,532
30-Nov-96          $10,646         $10,630
31-Dec-96          $10,641         $10,635
31-Jan-97          $10,676         $10,682
28-Feb-97          $10,732         $10,735
31-Mar-97          $10,664         $10,679
30-Apr-97          $10,712         $10,725
31-May-97          $10,803         $10,811
30-Jun-97          $10,871         $10,875
31-Jul-97          $11,005         $11,005
31-Aug-97          $10,988         $10,983
30-Sep-97          $11,057         $11,062
31-Oct-97          $11,085         $11,110
30-Nov-97          $11,122         $11,143
31-Dec-97          $11,193         $11,218
31-Jan-98          $11,272         $11,292
28-Feb-98          $11,296         $11,316
31-Mar-98          $11,303         $11,334
30-Apr-98          $11,274         $11,318
31-May-98          $11,369         $11,424
30-Jun-98          $11,394         $11,463
31-Jul-98          $11,455         $11,504
31-Aug-98          $11,558         $11,615
30-Sep-98          $11,662         $11,690
31-Oct-98          $11,688         $11,746
30-Nov-98          $11,723         $11,774
31-Dec-98          $11,733         $11,802
31-Jan-99          $11,835         $11,910
28-Feb-99          $11,835         $11,923
31-Mar-99          $11,852         $11,933
30-Apr-99          $11,866         $11,970
31-May-99          $11,847         $11,954
30-Jun-99          $11,755         $11,882
31-Jul-99          $11,817         $11,940
31-Aug-99          $11,808         $11,955
30-Sep-99          $11,868         $12,000
31-Oct-99          $11,824         $12,001
30-Nov-99          $11,884         $12,054
31-Dec-99          $11,811         $12,035
31-Jan-00          $11,869         $12,056
29-Feb-00          $11,917         $12,094
31-Mar-00          $12,019         $12,155
30-Apr-00          $11,961         $12,158
31-May-00          $12,002         $12,170
30-Jun-00          $12,185         $12,325
31-Jul-00          $12,311         $12,424
31-Aug-00          $12,436         $12,519
30-Sep-00          $12,403         $12,523
31-Oct-00          $12,481         $12,593
30-Nov-00          $12,520         $12,643
31-Dec-00          $12,666         $12,785
31-Jan-01          $12,864         $12,978
28-Feb-01          $12,864         $13,029
31-Mar-01          $12,922         $13,120
30-Apr-01          $12,801         $13,100
31-May-01          $12,956         $13,219
30-Jun-01          $13,020         $13,279
31-Jul-01          $13,148         $13,386
31-Aug-01          $13,300         $13,526
30-Sep-01          $13,299         $13,593
31-Oct-01          $13,413         $13,682
30-Nov-01          $13,345         $13,639
31-Dec-01          $13,286         $13,626
31-Jan-02          $13,439         $13,799
28-Feb-02          $13,524         $13,902
31-Mar-02          $13,318         $13,695
30-Apr-02          $13,510         $13,896
31-May-02          $13,601         $13,977
30-Jun-02          $13,690         $14,097
31-Jul-02          $13,792         $14,207
31-Aug-02          $13,920         $14,298
30-Sep-02          $14,112         $14,411
31-Oct-02          $13,900         $14,332
30-Nov-02          $13,908         $14,336
31-Dec-02          $14,102         $14,542
31-Jan-03          $14,085         $14,589
28-Feb-03          $14,196         $14,682
31-Mar-03          $14,204         $14,665
30-Apr-03          $14,266         $14,704
31-May-03          $14,449         $14,818
30-Jun-03          $14,376         $14,794
31-Jul-03          $14,131         $14,661
31-Aug-03          $14,222         $14,735
30-Sep-03          $14,486         $14,956
31-Oct-03          $14,429         $14,886
30-Nov-03          $14,464         $14,901
31-Dec-03          $14,528         $14,932
31-Jan-04          $14,577         $14,985
29-Feb-04          $14,719         $15,112
31-Mar-04          $14,660         $15,071
30-Apr-04          $14,433         $14,919
31-May-04          $14,388         $14,861
30-Jun-04          $14,451         $14,888
31-Jul-04          $14,556         $14,996
31-Aug-04          $14,733         $15,154
30-Sep-04          $14,739         $15,170
31-Oct-04          $14,791         $15,213
30-Nov-04          $14,716         $15,140
31-Dec-04          $14,811         $15,199
31-Jan-05          $14,850         $15,179
28-Feb-05          $14,774         $15,134
31-Mar-05          $14,701         $15,084
30-Apr-05          $14,810         $15,161
31-May-05          $14,835         $15,188
30-Jun-05          $14,888         $15,265
31-Jul-05          $14,840         $15,230
31-Aug-05          $14,909         $15,280

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 17

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                         57
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Short
 Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        2.91%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                4.99%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             3.13%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                4.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                3.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    6%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
 ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

62.3% REVENUE BONDS
16.8% GENERAL OBLIGATION BONDS
14.4% CERTIFICATES OF PARTICIPATION
 3.9% TAX ALLOCATION BONDS
 2.5% PUT BONDS
 0.1% VARIABLE-RATE DEMAND NOTES

BY CREDIT QUALITY 4

[PIE CHART]

67.2% AAA
13.3% AA
15.5% A
 1.5% BBB
 2.5% SHORT-TERM RATINGS OR
      UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 1.1% 0-6 MONTHS
27.5% 7-36 MONTHS
32.2% 37-60 MONTHS
39.2% MORE THAN 60 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than
  4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.70%). Your tax rate may be different.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


18 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                       Benchmark:            Fund Category:
                  FUND               LEHMAN BROTHERS      MORNINGSTAR MUNICIPAL
              Ticker Symbol:        GENERAL MUNICIPAL          CALIFORNIA
                  SWCAX                BOND INDEX               LONG BOND
 1 YEAR           5.24%                  5.31%                    5.90%
 5 YEARS          6.02%                  6.37%                    5.53%
10 YEARS          6.11%                  6.20%                    5.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$18,102 FUND

$18,260 LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                                 LEHMAN BROTHERS
                                GENERAL MUNICIPAL
                    Fund           BOND INDEX
31-Aug-95          $10,000          $10,000
30-Sep-95          $10,082          $10,063
31-Oct-95          $10,281          $10,209
30-Nov-95          $10,498          $10,378
31-Dec-95          $10,640          $10,478
31-Jan-96          $10,714          $10,558
29-Feb-96          $10,620          $10,486
31-Mar-96          $10,443          $10,352
30-Apr-96          $10,391          $10,323
31-May-96          $10,399          $10,319
30-Jun-96          $10,532          $10,431
31-Jul-96          $10,648          $10,526
31-Aug-96          $10,643          $10,524
30-Sep-96          $10,819          $10,671
31-Oct-96          $10,938          $10,792
30-Nov-96          $11,165          $10,989
31-Dec-96          $11,101          $10,943
31-Jan-97          $11,110          $10,964
28-Feb-97          $11,215          $11,065
31-Mar-97          $11,017          $10,918
30-Apr-97          $11,127          $11,009
31-May-97          $11,333          $11,174
30-Jun-97          $11,430          $11,294
31-Jul-97          $11,865          $11,607
31-Aug-97          $11,702          $11,498
30-Sep-97          $11,855          $11,635
31-Oct-97          $11,938          $11,709
30-Nov-97          $12,028          $11,778
31-Dec-97          $12,216          $11,950
31-Jan-98          $12,372          $12,073
28-Feb-98          $12,363          $12,077
31-Mar-98          $12,342          $12,088
30-Apr-98          $12,282          $12,033
31-May-98          $12,497          $12,223
30-Jun-98          $12,532          $12,271
31-Jul-98          $12,549          $12,302
31-Aug-98          $12,751          $12,492
30-Sep-98          $12,937          $12,649
31-Oct-98          $12,932          $12,649
30-Nov-98          $13,002          $12,693
31-Dec-98          $12,999          $12,725
31-Jan-99          $13,138          $12,876
28-Feb-99          $13,093          $12,819
31-Mar-99          $13,126          $12,837
30-Apr-99          $13,119          $12,869
31-May-99          $13,001          $12,795
30-Jun-99          $12,776          $12,610
31-Jul-99          $12,761          $12,656
31-Aug-99          $12,548          $12,555
30-Sep-99          $12,541          $12,560
31-Oct-99          $12,246          $12,424
30-Nov-99          $12,402          $12,556
31-Dec-99          $12,202          $12,462
31-Jan-00          $12,078          $12,408
29-Feb-00          $12,319          $12,552
31-Mar-00          $12,734          $12,827
30-Apr-00          $12,584          $12,751
31-May-00          $12,533          $12,685
30-Jun-00          $12,948          $13,021
31-Jul-00          $13,175          $13,202
31-Aug-00          $13,510          $13,405
30-Sep-00          $13,454          $13,336
31-Oct-00          $13,561          $13,481
30-Nov-00          $13,701          $13,583
31-Dec-00          $14,059          $13,919
31-Jan-01          $14,139          $14,057
28-Feb-01          $14,165          $14,102
31-Mar-01          $14,278          $14,229
30-Apr-01          $14,032          $14,075
31-May-01          $14,206          $14,227
30-Jun-01          $14,262          $14,322
31-Jul-01          $14,537          $14,534
31-Aug-01          $14,913          $14,774
30-Sep-01          $14,824          $14,724
31-Oct-01          $15,009          $14,899
30-Nov-01          $14,933          $14,774
31-Dec-01          $14,751          $14,633
31-Jan-02          $14,953          $14,887
28-Feb-02          $15,109          $15,067
31-Mar-02          $14,762          $14,771
30-Apr-02          $15,018          $15,060
31-May-02          $15,117          $15,151
30-Jun-02          $15,241          $15,312
31-Jul-02          $15,448          $15,510
31-Aug-02          $15,679          $15,696
30-Sep-02          $16,123          $16,039
31-Oct-02          $15,697          $15,773
30-Nov-02          $15,644          $15,707
31-Dec-02          $15,958          $16,038
31-Jan-03          $15,885          $15,998
28-Feb-03          $16,169          $16,222
31-Mar-03          $16,184          $16,232
30-Apr-03          $16,333          $16,339
31-May-03          $16,760          $16,721
30-Jun-03          $16,607          $16,649
31-Jul-03          $15,974          $16,067
31-Aug-03          $16,023          $16,187
30-Sep-03          $16,443          $16,663
31-Oct-03          $16,375          $16,580
30-Nov-03          $16,545          $16,752
31-Dec-03          $16,704          $16,891
31-Jan-04          $16,779          $16,988
29-Feb-04          $17,062          $17,244
31-Mar-04          $16,993          $17,184
30-Apr-04          $16,606          $16,776
31-May-04          $16,523          $16,716
30-Jun-04          $16,625          $16,776
31-Jul-04          $16,833          $16,996
31-Aug-04          $17,202          $17,336
30-Sep-04          $17,333          $17,428
31-Oct-04          $17,483          $17,578
30-Nov-04          $17,338          $17,434
31-Dec-04          $17,543          $17,646
31-Jan-05          $17,725          $17,812
28-Feb-05          $17,649          $17,753
31-Mar-05          $17,531          $17,641
30-Apr-05          $17,772          $17,920
31-May-05          $17,881          $18,047
30-Jun-05          $17,989          $18,159
31-Jul-05          $17,916          $18,078
31-Aug-05          $18,102          $18,260

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 19

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                         77
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
 Interest Rate Sensitivity                                                Long
 Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        4.25%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                7.27%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             4.21%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               16.1 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                5.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                  8%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                              $2,500
 ($1,000 for custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

75.3% REVENUE BONDS
 9.9% CERTIFICATES OF PARTICIPATION
 6.8% GENERAL OBLIGATION BONDS
 4.6% TAX ALLOCATION BONDS
 1.6% VARIABLE-RATE DEMAND NOTES
 1.6% SPECIAL TAX BOND
 0.2% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 4

[PIE CHART]

58.7% AAA
 3.5% AA
21.7% A
14.5% BBB
 1.6% SHORT-TERM RATINGS OR
      UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 2.9% 0-1 YEAR
 9.0% 2-10 YEARS
61.7% 11-20 YEARS
24.1% 21-30 YEARS
 2.3% MORE THAN 30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.70%). Your tax rate may be different.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


20 Schwab Tax-Free Bond Funds

FUND EXPENSES (unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning March 1, 2005 and held through August 31, 2005, unless noted otherwise.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                 ENDING
                                                              BEGINNING       ACCOUNT VALUE         EXPENSES
                                          EXPENSE RATIO 1   ACCOUNT VALUE   (Net of Expenses)   PAID DURING PERIOD
                                           (Annualized)       at 3/1/05        at 8/31/05         3/1/05-8/31/05
------------------------------------------------------------------------------------------------------------------
SCHWAB TAX-FREE YIELDPLUS FUND(TM)
Investor Shares
 Actual Return                                0.45%            $1,000          $1,009.10             $2.28 2
 Hypothetical 5% Return                       0.45%            $1,000          $1,022.94             $2.29 2
Select Shares(R)
 Actual Return                                0.34%            $1,000          $1,009.60             $1.72 2
 Hypothetical 5% Return                       0.34%            $1,000          $1,023.49             $1.73 2
------------------------------------------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM)
 Actual Return                                0.63%            $1,000          $1,010.30             $3.19 3
 Hypothetical 5% Return                       0.63%            $1,000          $1,022.03             $3.21 3
------------------------------------------------------------------------------------------------------------------
SCHWAB LONG-TERM
TAX-FREE BOND FUND(TM)
 Actual Return                                0.65%            $1,000          $1,016.40             $3.30 3
 Hypothetical 5% Return                       0.65%            $1,000          $1,021.93             $3.31 3

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Schwab and the investment adviser agreed to limit the fund's annual operating expense (excluding interest, taxes and certain non-routine expenses) to 0.00% through 5/1/05. Effective 5/2/05, this expense limit has changed to 0.64% for Investor Shares and 0.49% for Select Shares. Had these expense limits been effective for the entire six-month period ended 8/31/05, the "Expenses Paid During Period" would have been: $3.24 based on Actual Return and $3.26 based on Hypothetical 5% Return for the Investor Shares; and $2.48 based on Actual Return and $2.50 based on Hypothetical 5% Return for Select Shares, respectively.

3 Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.


                                                   Schwab Tax-Free Bond Funds 21

FUND EXPENSES continued

                                                                                 ENDING
                                                              BEGINNING       ACCOUNT VALUE         EXPENSES
                                          EXPENSE RATIO 1   ACCOUNT VALUE   (Net of Expenses)   PAID DURING PERIOD
                                           (Annualized)       at 3/1/05        at 8/31/05         3/1/05-8/31/05
------------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA TAX-FREE
YIELDPLUS FUND(TM)
Investor Shares
 Actual Return                                0.47%            $1,000          $1,007.60             $2.38 2
 Hypothetical 5% Return                       0.47%            $1,000          $1,022.84             $2.40 2
Select Shares(R)
 Actual Return                                0.34%            $1,000          $1,008.10             $1.72 2
 Hypothetical 5% Return                       0.34%            $1,000          $1,023.49             $1.73 2
------------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/
INTERMEDIATE TAX-FREE BOND FUND(TM)
 Actual Return                                0.61%            $1,000          $1,009.10             $3.09 3
 Hypothetical 5% Return                       0.61%            $1,000          $1,022.13             $3.11 3
------------------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(TM)
 Actual Return                                0.60%            $1,000          $1,025.70             $3.06 3
 Hypothetical 5% Return                       0.60%            $1,000          $1,022.18             $3.06 3

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Schwab and the investment adviser agreed to limit the fund's annual operating expense (excluding interest, taxes and certain non-routine expenses) to 0.00% through 5/1/05. Effective 5/2/05, this expense limit has changed to 0.64% for Investor Shares and 0.49% for Select Shares. Had these expense limits been effective for the entire six-month period ended 8/31/05, the "Expenses Paid During Period" would have been: $3.24 based on Actual Return and $3.26 based on Hypothetical 5% Return for the Investor Shares; and $2.48 based on Actual Return and $2.50 based on Hypothetical 5% Return for Select Shares, respectively.

3 Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.


22 Schwab Tax-Free Bond Funds

SCHWAB TAX-FREE YIELDPLUS FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                     12/16/04 1-
INVESTOR SHARES                                                        8/31/05
-------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 10.00
                                                                     ----------------------------------
Income from investment operations:
  Net investment income                                                 0.16
  Net realized and unrealized losses                                   (0.03)
                                                                     ----------------------------------
  Total income from investment operations                               0.13
Less distributions:
  Dividends from net investment income                                 (0.16)
                                                                     ----------------------------------
Net asset value at end of period                                        9.97
                                                                     ----------------------------------
Total return (%)                                                        1.26 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                                0.37 3
  Gross operating expenses                                              0.69 3
  Net investment income                                                 2.25 3
Portfolio turnover rate                                                   18 2
Net assets, end of period ($ x 1,000,000)                                 30

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 23

SCHWAB TAX-FREE YIELDPLUS FUND

                                                                     12/16/04 1-
SELECT SHARES                                                          8/31/05
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 10.00
                                                                     ---------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.16
  Net realized and unrealized losses                                   (0.03)
                                                                     ---------------------------------------------------------------
  Total income from investment operations                               0.13
Less distributions:
  Dividends from net investment income                                 (0.16)
                                                                     ---------------------------------------------------------------
Net asset value at end of period                                        9.97
                                                                     ---------------------------------------------------------------
Total return (%)                                                        1.31 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                                0.28 3
  Gross operating expenses                                              0.54 3
  Net investment income                                                 2.33 3
Portfolio turnover rate                                                   18 2
Net assets, end of period ($ x 1,000,000)                                435

1 Commencement of operations.

2 Not annualized.

3 Annualized.


24 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS as of August 31, 2005.

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

~ Liquidity-enhanced security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery securities

= 144A security; restricted but deemed liquid

* Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                      COST             VALUE
HOLDINGS BY CATEGORY                                ($x1,000)        ($x1,000)
------------------------------------------------------------------------------
102.7%   MUNICIPAL BONDS                              477,479         476,721

  0.0%   OTHER INVESTMENT
         COMPANIES                                        134             134
------------------------------------------------------------------------------
102.7%   TOTAL INVESTMENTS                            477,613         476,855

(2.7)%   OTHER ASSETS AND LIABILITIES                                 (12,362)
------------------------------------------------------------------------------
100.0%   NET ASSETS                                                   464,493

ISSUER
PROJECT                                                                        MATURITY    FACE AMOUNT       VALUE
      TYPE OF SECURITY, SERIES                                        RATE       DATE      ($ x 1,000)    ($ x 1,000)

      MUNICIPAL BONDS 102.7% of net assets

      FIXED RATE OBLIGATIONS 73.0%
      ---------------------------------------------------------------------------------------------------------------
      ALABAMA 2.3%

  +@  HUNTSVILLE HEALTH CARE AUTHOITY
        Revenue Bonds, Series 2005A                                   5.00%    03/03/08         10,000         10,428

      ALASKA 1.0%

   +  ALASKA HOUSING FINANCE CORP.
        General Mortgage Revenue Bonds, Series 1997A                  5.90%    12/01/19          4,170          4,391

      ARIZONA 1.5%

      PHOENIX CIVIC IMPROVEMENT CORP
      Wastewater System
        Refunding Revenue Bonds, Series 2004B                         5.00%    07/01/07          4,000          4,144

      PINAL COUNTY
        Certificates of Participation, Series 2004                    4.00%    12/01/06          1,435          1,448
        Certificates of Participation, Series 2004                    4.00%    12/01/07          1,150          1,164
                                                                                                          -----------
                                                                                                                6,756


                                                         See financial notes. 25

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                                  MATURITY    FACE AMOUNT      VALUE
        TYPE OF SECURITY, SERIES                                                      RATE       DATE      ($ x 1,000)   ($ x 1,000)

      CALIFORNIA 12.0%

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
        Power Supply Revenue Bonds, Series 2002A                                      5.50%    05/01/08          1,180         1,251

      CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      Southern California Edison Co.
        Pollution Control Refunding Revenue Bonds,
        Series 1985A                                                                  2.00%    03/01/06            500           497
        Pollution Control Refunding Revenue Bonds,
        Series 1985C                                                                  2.00%    03/01/06          7,000         6,953
        Pollution Control Refunding Revenue Bonds,
        Series 1986C                                                                  2.00%    03/01/06          2,400         2,384

      CALIFORNIA STATE
   ~    General Obligation CP Notes                                                   2.58%    10/06/05          5,000         5,000
   ~    General Obligation CP Notes                                                   2.58%    10/07/05         10,000        10,000
   +    Various Purpose General Obligation Bonds                                      8.00%    11/01/07          3,000         3,163

      CALIFORNIA STATEWIDE COMMUNITIES
      DEVELOPMENT AUTHORITY
      Kaiser Permanente
        Revenue Bonds, Series 2001A                                                   2.55%    01/04/07          8,500         8,437

   ~  LOS ANGELES UNIFIED SCHOOL DISTRICT
        County of Los Angeles 2004-2005 TRAN Series A                                 2.39%    09/01/05         15,000        15,000

   +  SANTA CLARA VALLEY TRANSPORTATION AUTHORITY
      Measure A
        Sales Tax Revenue Bonds, Series 2003                                          4.00%    10/02/06          3,000         3,033
                                                                                                                         -----------
                                                                                                                              55,718
      COLORADO 0.6%

      CENTRAL COLORADO WATER CONSERVANCY DISTRICT
      Well Augmentation Subdistrict
        Limited Tax General Obligation Notes, Series 2005                             3.88%    03/01/07          1,500         1,497

      COLORADO HEALTH FACILITIES AUTHORITY
      Evangelical Lutheran Good Samaritan Society
        Health Facilities Revenue Bonds, Series 2000                                  6.00%    12/01/06          1,365         1,375
                                                                                                                         -----------
                                                                                                                               2,872
      CONNECTICUT 0.5%

      BRISTOL RESOURCE RECOVERY FACILITY OPERATING COMMITTEE
      Covanta Bristol
        Solid Waste Revenue Refunding Bonds, Series 2005                              3.75%    07/01/06          2,035         2,048

      DISTRICT OF COLUMBIA 0.2%

   +  DISTRICT OF COLUMBIA HOUSING FINANCE AGENCY
      Housing Authority Modernization
        Capital Program Revenue Bonds, Series 2005                                    5.00%    07/01/08          1,000         1,052

      FLORIDA 1.2%

      ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
      Ascension Health Credit Group
        Revenue Bonds, Series 2003A                                                   5.00%    11/15/07          1,500         1,554


26 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

      ISSUER
      PROJECT                                                                                 MATURITY    FACE AMOUNT       VALUE
        TYPE OF SECURITY, SERIES                                                     RATE       DATE      ($ x 1,000)    ($ x 1,000)

      ORLANDO
        Capital Improvement Special Revenue Bonds,
        Series 2005B                                                                 5.00%    04/01/08          2,460          2,580

   +  UNIVERSITY OF FLORIDA ATHLETIC ASSOCIATION, INC.
        Athletic Program Revenue Bonds, Series 2005                                  3.30%    10/01/08          1,500          1,503
                                                                                                                         -----------
                                                                                                                               5,637
      ILLINOIS 4.4%

   +  CHICAGO TRANSPORTATION AUTHORITY
      Douglas Branch
        Capital Grant Receipts Revenue Bonds,
        Series 2003A                                                                 4.25%    06/01/08          2,015          2,033

      ILLINOIS FINANCE AUTHORITY
      Resurrection Health Care
        Revenue Bonds, Series 2005A                                                  3.75%    07/01/09          2,000          2,000
        Revenue Bonds, Series 2005D                                                  2.69%    05/15/35          6,115          6,115
        Revenue Bonds, Series 2005E                                                  3.05%    07/01/06          5,310          5,310

      ILLINOIS HEALTH FACILITIES AUTHORITY
      Advocate Health Care Network
        Revenue Bonds, Series 2003B                                                  2.30%    01/04/06          5,000          4,990
                                                                                                                         -----------
                                                                                                                              20,448
      INDIANA 2.0%

      INDIANA HEALTH FACILITY FINANCING AUTHORITY
      Ascension Health Subordinate Credit Group
        Revenue Bonds, Series 2005 A-3                                               5.00%    05/01/08          6,000          6,268

      SEYMOUR
      Union Camp Corp.
        Economic Development Refunding Revenue Bonds,
        Series 1992                                                                  6.25%    07/01/12        2,670            2,996
                                                                                                                         -----------
                                                                                                                               9,264
      KENTUCKY 1.8%

   @  NORTHERN KENTUCKY WATER DISTRICT
        Revenue Bond Anticipation Notes, Series 2005                                 3.25%    05/01/07        8,440            8,440

      LOUISIANA 0.2%

      CALCASIEU PARISH INDUSTRIAL DEVELOPMENT BOARD, INC.
       Occidental Petroleum Corp.
        Pollution Control Refunding Revenue Bonds,
        Series 2001                                                                  4.80%    12/01/06        1,000            1,019

      MASSACHUSETTS 8.5%

      FALL RIVER
        Bond Anticipation Notes                                                      4.00%    07/26/06       10,000           10,068

      MASSACHUSETTS
   ~    General Obligation CP Notes                                                  2.68%    10/07/05       10,000           10,000
      Consolidated Loan of 1992
   +    General Obligation Bonds, Series D                                           8.00%    05/01/06          965              997
        General Obligation Bonds, Series D                                           6.00%    05/01/08        2,320            2,484


                                                         See financial notes. 27

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                      MATURITY    FACE AMOUNT     VALUE
        TYPE OF SECURITY, SERIES                                          RATE       DATE      ($ x 1,000)  ($ x 1,000)
      MASSACHUSETTS HEALTH & EDUCATIONAL
      FACILITIES AUTHORITY
      Caritas Christi Obligated Group
        Revenue Bonds, Series A                                           5.25%    07/01/07          5,960        6,106

      NEW BEDFORD
        Bond Anticipation Notes                                           3.00%    09/29/05         10,000       10,003
                                                                                                            -----------
                                                                                                                 39,658
      MICHIGAN 3.6%

      DETROIT
        Revenue Anticipation Notes, Series 2005                           4.00%    04/03/06          5,000        5,031
   +  Unlimited Tax
        General Obligation Refunding Bonds, Series 2005A                  5.00%    04/01/06          4,300        4,354

      KENT HOSPITAL FINANCE AUTHORITY
      Spectrum Health
        Revenue Refunding Bonds, Series 2005B                             5.00%    07/15/11          5,000        5,388

      MICHIGAN STATE HOSPITAL FINANCE AUTHORITY
      Ascension Health
        Revenue Bonds, Series 1999B4                                      5.38%    11/15/07          2,000        2,086
                                                                                                            -----------
                                                                                                                 16,859
      MISSOURI 1.5%

      KANSAS CITY INTERNATIONAL AIRPORT
        General Improvement Airport Refunding
        Revenue Bonds, Series 2005H                                       5.00%    09/01/08          6,480        6,791

      NEW HAMPSHIRE 1.5%

      MERRIMACK COUNTY
        Tax Anticipation Notes, Series 2005                               3.35%    12/28/05          7,000        7,001

      NEW JERSEY 6.6%

      HAMMONTON
        Bond Anticipation Notes                                           3.00%    01/12/06          5,000        4,998

      JERSEY CITY
        School Promissory Notes, Series 2005A                             3.25%    02/24/06          6,000        6,009
      Real Property Tax Appeal
        General Obligation Refunding Notes, Series 2005B                  3.50%    09/09/05          7,000        7,001

   +  NEW JERSEY HEALTH CARE FACILITIES FINANCING AUTHORITY
      St. Clare's Hospital
        Refunding Revenue Bonds, Series 2004B                             5.00%    07/01/08          2,085        2,194

  +@  NEW JERSEY TRANSIT CORP.
        Capital Grant Anticipation Notes, Series 2000B                    5.75%    02/01/07          2,000        2,074

   +  NEW JERSEY TRANSPORTATION TRUST FUND AUTHORITY
        Transportation System Bonds, Series 2005C                         5.00%    06/15/08          7,985        8,383
                                                                                                            -----------
                                                                                                                 30,659


28 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

    ISSUER
    PROJECT                                                                         MATURITY    FACE AMOUNT     VALUE
      TYPE OF SECURITY, SERIES                                             RATE       DATE      ($ x 1,000)  ($ x 1,000)

      NEW MEXICO 2.1%

      FARMINGTON
      Public Service Co. of NM-San Juan and Four Corners
        Pollution Control Refunding Revenue Bonds,
        Series 2003B                                                       2.10%    04/01/06          5,000        4,961
   +  Southern California Edison Co. Four Corners
        Pollution Control Refunding Bonds, Series 2005A                    3.55%    04/01/10          4,850        4,874
                                                                                                             -----------
                                                                                                                   9,835
      NEW YORK 5.0%

      BOARD OF COOPERATIVE EDUCATION SERVICES
      Cattaraugus, Allegany, Erie & Wyoming Counties
        Revenue Anticipation Notes, Series 2005                            3.50%    12/30/05          3,000        3,006

      METROPOLITAN TRANSPORTATION AUTHORITY
      Commuter Facilities
        Service Contract Bonds, Series 1987-3                              7.38%    07/01/08          1,425        1,527

      NEW YORK STATE URBAN DEVELOPMENT CORP.
      State Personal Income Tax
        Revenue Bonds, Series 2004-A4                                      2.25%    03/15/06          2,045        2,040
   @    Revenue Bonds, Series 2004-A4                                      4.00%    03/15/07          1,000        1,016

      NEW YORK CITY
        General Obligation Bonds, Series 2002E                             5.00%    08/01/06          6,215        6,329
        General Obligation Bonds, Series 2005H                             5.00%    08/01/06          6,000        6,110

      NEW YORK STATE POWER AUTHORITY
        General Purpose Bonds, Series W                                    6.50%    01/01/08          2,820        2,926
                                                                                                             -----------
                                                                                                                  22,954
      OHIO 0.4%

      OHIO STATE WATER DEVELOPMENT AUTHORITY
      Ohio-Edison Co.
        Pollution Control Revenue Refunding Bonds,
        Series 1999A                                                       3.35%    06/01/06          2,000        1,996

      PENNSYLVANIA 4.4%

      PENNSYLVANIA HIGHER EDUCATIONAL FACILITIES AUTHORITY
      University of Pennsylvania Health Services
        Revenue Bonds, Series 1996A                                        5.75%    01/01/06          6,055        6,172
        Revenue Bonds, Series 2005A                                        4.00%    08/15/06          1,000        1,007

      PHILADELPHIA
        Tax Revenue Anticipation Notes, Series 2005-6A                     4.00%    06/30/06          8,000        8,059

   +  SOUTHCENTRAL GENERAL AUTHORITY
        Guaranteed Revenue Bonds, Series 2001                              4.50%    12/01/08          5,000        5,220
                                                                                                             -----------
                                                                                                                  20,458
      PUERTO RICO 0.4%

      PUERTO RICO
        Public Improvement Refunding Revenue Bonds,
        Series 2003C                                                       5.00%    07/01/08          1,900        1,981


                                                         See financial notes. 29

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                      MATURITY    FACE AMOUNT     VALUE
        TYPE OF SECURITY, SERIES                                          RATE       DATE      ($ x 1,000)  ($ x 1,000)

      SOUTH CAROLINA 0.2%

      RICHLAND COUNTY
      International Paper Co.
        Environmental Improvement Refunding Revenue Bonds,
        Series 2002A                                                      4.25%    10/01/07          1,000        1,012

      TENNESSEE 1.1%

   +  METROPOLITAN NASHVILLE & DAVIDSON COUNTY
      HEALTH & EDUCATIONAL FACILITIES BOARD
      Vanderbilt University
        Revenue Bonds, Series 2005B                                       5.00%    04/01/08          5,000        5,244

      TEXAS 8.2%

   +  DALLAS
        Airport System Revenue Bonds, Series 2001                         5.00%    04/01/07          6,000        6,183

   +  NORTH TEXAS TOLLWAY AUTHORITY
      Dallas North Tollway System
        Refunding Revenue Bonds, Series 2003B                             5.00%    07/01/08          3,000        3,136

      SPRING INDEPENDENT SCHOOL DISTRICT
  +~    Schoolhouse Bonds, Series 2005A                                   5.00%    08/15/08          5,000        5,245
  +~    Unlimited Tax Schoolhouse Bonds, Series 2005A                     5.00%    08/15/06          3,000        3,053

      TEXAS
   @    Tax Revenue Anticipation Notes, Series 2005                       4.50%    08/31/06         15,000       15,225

   +  TEXAS MUNICIPAL POWER AUTHORITY
        Subordinate Lien Refunding Revenue Bonds,
        Series 2004A                                                      6.00%    09/01/05          5,190        5,190
                                                                                                             ----------
                                                                                                                 38,032
      VIRGINIA 0.6%

      RUSSEL COUNTY
      Appalachian Power Co.
        Pollution Control Refunding Revenue Bonds, Series I               2.70%    11/01/06          3,000        2,970

      WASHINGTON 1.2%

      KING COUNTY
      Baseball Stadium
        Limited Tax General Obligation Bonds, Series 1997D                5.60%    12/01/09          5,000        5,359

      VARIABLE RATE OBLIGATIONS 29.7%
      -----------------------------------------------------------------------------------------------------------------
      ALASKA 0.2%

   +  VALDEZ
      Phillips Transportation Alaska, Inc.
        Marine Terminal Revenue Bonds, Series 2002                        3.03%    05/01/06          1,000        1,000


30 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

      ISSUER
      PROJECT                                                                MATURITY    FACE AMOUNT     VALUE
        TYPE OF SECURITY, SERIES                                    RATE       DATE      ($ x 1,000)  ($ x 1,000)

      ARIZONA 1.1%

+~*=  ARIZONA SCHOOL FACILITIES BOARD
      State School Trust
        Revenue Bonds, Series 2004A                                 2.53%    09/07/05          4,995        4,995

      FLORIDA 3.5%

+~@=  FLORIDA DEPARTMENT OF TRANSPORTATION
        Turnpike Revenue Bonds, Series 2000A                        2.53%    09/07/05         10,820       10,820

   +  GULF BREEZE
        Capital Funding Revenue Bonds, Series 1997A                 3.14%    12/01/05          5,095        5,564
                                                                                                      -----------
                                                                                                           16,384
      GEORGIA 2.7%

      BURKE COUNTY DEVELOPMENT AUTHORITY
      Georgia Power Company Plant Vogtle
        Pollution Control Revenue Bonds, Third Series 1994          2.70%    09/30/05          5,000        5,000

  +@  COLUMBUS DEVELOPMENT AUTHORITY
      Foundation Properties
        Revenue Bonds, Series 2000                                  2.59%    09/07/05          3,845        3,845

      FULTON COUNTY DEVELOPMENT AUTHORITY
      General Motors Corp.
        Pollution Control Refunding Revenue Bonds,
        Series 1987                                                 5.40%    09/07/05          3,525        3,525
                                                                                                      -----------
                                                                                                           12,370
      LOUISIANA 3.5%

      LOUISIANA PUBLIC FACILITY AUTHORITY
      Tiger Athletic Foundation
  +*    Revenue Bonds, Series 1999                                  2.84%    09/07/05          9,200        9,200
  +*    Revenue Bonds, Series 2004                                  2.60%    09/07/05          7,200        7,200
                                                                                                      -----------
                                                                                                           16,400
      NEW YORK 0.5%

      NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
  +~    Water & Sewer System Revenue Bonds,
        Series 1995A                                                2.25%    09/01/05            800          800
  +~    Water & Sewer System, Revenue Bonds,
        Series 1994G                                                2.25%    09/01/05            500          500

   ~  NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
        Recovery Bonds Fiscal 2003, Series 2                        2.25%    09/01/05          1,000        1,000
                                                                                                      -----------
                                                                                                            2,300
      NORTH CAROLINA 9.0%

   +  NORTH CAROLINA MEDICAL CARE COMMISSION
      Wake Forest University Health Sciences
        Health Care Facilities Revenue Bonds, Series 2002B          2.60%    09/30/05         41,860       41,860


                                                         See financial notes. 31

SCHWAB TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued


      ISSUER
      PROJECT                                                            MATURITY    FACE AMOUNT      VALUE
        TYPE OF SECURITY, SERIES                                RATE       DATE      ($ x 1,000)   ($ x 1,000)

      OHIO 3.9%

 +@*  CUYAHOGA COUNTY
      Hathaway Brown School
        Economic Development Revenue Bonds, Series 1999         2.52%    09/07/05        13,150        13,150

   @  OHIO AIR QUALITY DEVELOPMENT AUTHORITY
      Cincinnati Gas and Electric Co.
        Air Quality Development Revenue Refunding Bonds,
        Series 1995A                                            2.42%    09/07/05         5,100         5,100
                                                                                                  -----------
                                                                                                       18,250
      PENNSYLVANIA 2.2%

      ALLEGHANY COUNTY HOSPITAL DEVELOPMENT AUTHORITY
      University of Pittsburgh Medical Center
        Revenue Bonds, Series 2004B-2                           2.64%    09/07/05        10,225        10,225

      PUERTO RICO 0.3%

 +~=  PUERTO RICO
        Public Improvement Bond, Series 2001A                   2.52%    09/07/05         1,100         1,100

      TEXAS 2.8%

  +@  AMARILLO HEALTH FACILITY CORP.
      Evangelical Lutheran Good Samaritan Society
        Health Facilities Revenue Refunding Bonds,
        Series 1997                                             2.54%    09/07/05         3,155         3,155

+~*=  AUSTIN ELECTRIC, WATER & SEWER SYSTEM
        Water & Wastewater Revenue Refunding Bonds,
        Series 2001A & B                                        2.40%    09/07/05         5,200         5,200

   @  BRAZOS RIVER HARBOR NAVIGATION DISTRICT
      Dow Chemical Co.
        Environmental Facilities Revenue Bonds,
        Series 2002B-1                                          2.45%    09/01/05         3,500         3,500

      TRINITY RIVER AUTHORITY
      General Motors Corp.
        Pollution Control Revenue Refunding Bonds,
        Series 1987                                             4.95%    09/07/05         1,100         1,100
                                                                                                  -----------
                                                                                                       12,955
      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES   0.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      MUNI FUND PORTFOLIO 134,420                                                                         134

END OF INVESTMENTS.


32 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

In addition to the above, the fund held the following at 8/31/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                               Number of             Contract        Unrealized
                               Contracts              Value            Losses
5 Year, Short
U.S. Treasury Note,
expires 12/20/05                    (60)                6,502              (62)

2 Year, Short
U.S. Treasury Note,
expires 12/30/05                   (180)               37,277             (169)
                                                                      ---------
                                                                          (231)


                                                         See financial notes. 33

SCHWAB TAX-FREE YIELDPLUS FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at value                                                $476,855 a
Receivables:
   Investments sold                                                     5,207
   Fund shares sold                                                     1,131
   Interest                                                             4,023

Prepaid expenses                                                  +        73
                                                                  ------------
TOTAL ASSETS                                                          487,289

LIABILITIES
------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                   540
   Dividends to shareholders                                              202
   Investments bought                                                  21,832
   Due to brokers for futures                                             107
   Investment adviser and administrator fees                               12
   Transfer agent and shareholder fee                                       4
Accrued expenses                                                  +        99
                                                                  ------------
TOTAL LIABILITIES                                                      22,796

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                          487,289
TOTAL LIABILITIES                                                 -    22,796
                                                                  ------------
NET ASSETS                                                           $464,493

NET ASSETS BY SOURCE
Capital received from investors                                       465,449
Net investment income not yet distributed                                  74
Net realized capital losses                                               (41) b
Net unrealized capital losses                                            (989) b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                   SHARES
SHARE CLASS          NET ASSETS       /       OUTSTANDING       =         NAV
Investor Shares      $29,876                        2,995               $9.97
Select Shares        $434,617                      43,585               $9.97

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $477,613.

  Includes restricted but deemed liquid securities comprised of 144A securities worth $22,115 or 4.8% of the Fund's total net assets

  Not counting short-term obligations, the fund's security transactions during the period were:

    Purchases                    $261,053
    Sales/maturities              $27,234

  The fund's total security transactions with other Schwab Funds during the period were $412,376.

b These derive from investments and futures.


FEDERAL TAX DATA
--------------------------------------------------
PORTFOLIO COST                           $477,538

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $286
Losses                                 +     (969)
                                       -----------
                                            ($683)

AS OF AUGUST 31, 2005:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                            $202
Long-term capital gains                       $--

DEFERRED CAPITAL LOSSES                      $273

RECLASSIFICATIONS:
Net investment income
  not yet distributed                        ($42)
Reclassified as:
Net realized capital gains                    $42



34 See financial notes.

SCHWAB TAX-FREE YIELDPLUS FUND

Statement of
OPERATIONS

For December 16, 2004 (commencement of operations) through August 31, 2005. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                               $6,517

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments                                       (232)
Net realized gains on futures contracts                                   149
                                                                    ----------
NET REALIZED LOSSES                                                       (83)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                     (758)
Net unrealized losses on short futures contracts                    +    (231)
                                                                    ----------
NET UNREALIZED LOSSES                                                    (989)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                 871 a
Transfer agent and shareholder service fees
   Investor Shares                                                         43 b
   Select Shares                                                          232 b
Trustees' fees                                                              8 c
Custodian and portfolio accounting fees                                    44
Professional fees                                                          19
Registration fees                                                         117
Shareholder reports                                                        29
Other expenses                                                      +       5
                                                                    ----------
Total expenses                                                          1,368
Expense reduction                                                   -     653 d
                                                                    ----------
NET EXPENSES                                                              715

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 6,517
NET EXPENSES                                                        -     715
                                                                    ----------
NET INVESTMENT INCOME                                                   5,802
NET REALIZED LOSSES                                                       (83) e
NET UNREALIZED LOSSES                                               +    (989) e
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $4,730

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the fund's assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $530 from the investment advisor (CSIM) and $118 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the annual operating expenses through November 15, 2005 as follows:

                                      % OF AVERAGE
  SHARE CLASS                     DAILY NET ASSETS
  ------------------------------------------------
  Investors Shares                           0.64%
  Select Shares                              0.49%

  This limit excludes interest, taxes and certain non-routine expenses.

  For the period December 16, 2004 through May 1, 2005, the annual operating expenses were 0.00% for both Investors Shares and Select Shares.

e These add up to a net loss on investments of $1,072.


                                                         See financial notes. 35

SCHWAB TAX-FREE YIELDPLUS FUND

Statements of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on December 16, 2004, it has no prior report period. All numbers are x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                                             12/16/04-8/31/05
Net investment income                                                  $5,802
Net realized losses                                                       (83)
Net unrealized losses                                        +           (989)
                                                             -----------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  4,730

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                                           382
Select Shares                                                +          5,304
                                                             -----------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME                             $5,686 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                                             12/16/04-8/31/05
                                                           SHARES       VALUE
SHARES SOLD
Investor Shares                                             4,884     $48,796
Select Shares                                          +   69,167     690,751
                                                       -----------------------
TOTAL SHARES SOLD                                          74,051     739,547

SHARES REINVESTED
Investor Shares                                                28        $283
Select Shares                                          +      394       3,934
                                                       -----------------------
TOTAL SHARES REINVESTED                                       422      $4,217

SHARES REDEEMED
Investor Shares                                            (1,917)   ($19,139)
Select Shares                                           + (25,976)   (259,176)
                                                        ----------------------
TOTAL SHARES REDEEMED                                     (27,893)  ($278,315)

NET TRANSACTIONS IN FUND
SHARES                                                     46,580    $465,449

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                                          12/16/04- 8/31/05

                                                           SHARES   NET ASSETS
Beginning of period                                            --         $--
Total increase                                         +   46,580     464,493 b
                                                       -----------------------
END OF PERIOD                                              46,580    $464,493 c

  Unless stated, all numbers x 1,000.

a The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $74 for the current period.


36 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND (TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                             9/1/04-      9/1/03-      9/1/02-      9/1/01-     9/1/00-
                                                             8/31/05      8/31/04      8/31/03      8/31/02     8/31/01
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        10.69        10.59        10.63        10.42       10.08
                                                            ------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.29         0.29         0.30         0.35        0.39
  Net realized and unrealized gains or losses                 (0.19)        0.10        (0.04)        0.20        0.34
                                                            ------------------------------------------------------------------------
  Total income from investment operations                      0.10         0.39         0.26         0.55        0.73
Less distributions:
  Dividends from net investment income                        (0.29)       (0.29)       (0.30)       (0.34)      (0.39)
                                                            ------------------------------------------------------------------------
Net asset value at end of period                              10.50        10.69        10.59        10.63       10.42
                                                            ------------------------------------------------------------------------
Total return (%)                                               0.94         3.74         2.50         5.37        7.42

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                       0.63         0.63         0.60         0.49        0.49
  Gross operating expenses                                     0.63         0.63         0.63         0.70        0.73
  Net investment income                                        2.73         2.73         2.83         3.29        3.84
Portfolio turnover rate                                           8           19           11           28          14
Net assets, end of period ($ x 1,000,000)                       141          161          159          139         109


                                                         See financial notes. 37

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

~ Liquidity-enhanced security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 97.8%  MUNICIPAL BONDS                                    136,294       138,158

  0.0%  OTHER INVESTMENT
        COMPANIES                                               21            21
--------------------------------------------------------------------------------
 97.8%  TOTAL INVESTMENTS                                  136,315       138,179

  2.2%  OTHER ASSETS AND
        LIABILITIES                                                        3,052
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       141,231

ISSUER
PROJECT                                                                      MATURITY     FACE AMOUNT        VALUE
  TYPE OF SECURITY, SERIES                                         RATE        DATE       ($ x 1,000)     ($ x 1,000)

  MUNICIPAL BONDS 97.8% of net assets

  FIXED-RATE OBLIGATIONS 93.7%
  -------------------------------------------------------------------------------------------------------------------
  ALABAMA 0.4%

  MOBILE INDUSTRIAL DEVELOPMENT BOARD
  International Paper Co.
     Pollution Control Refunding Revenue Bonds,
     Series 1994A                                                  4.65%     12/01/11             600             621

  ARIZONA 5.5%

+ ARIZONA STATE
     Refunding Certificates of Participation,
     Series 2002B                                                  5.00%     09/01/07           5,000           5,195

  CATALINA FOOTHILLS UNIFIED SCHOOL DISTRICT #16
+    General Obligation Refunding Bonds, Series 2004               4.25%     07/01/06           1,235           1,249
+    General Obligation Refunding Bonds, Series 2004               5.00%     07/01/07           1,315           1,363
                                                                                                          -----------
                                                                                                                7,807
  CALIFORNIA 4.4%

  ALAMEDA PUBLIC FINANCING AUTHORITY
  1997 Revenue Bond Refinancing
     Revenue Bonds, Series 1999                                    4.95%     09/02/07           2,065           2,109

  CALIFORNIA DEPARTMENT OF WATER RESOURCES
     Power Supply Revenue Bonds, Series 2002A                      5.50%     05/01/10           1,000           1,092


38 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

ISSUER                                                                       MATURITY     FACE AMOUNT        VALUE
PROJECT                                                            RATE        DATE       ($ x 1,000)     ($ x 1,000)
   TYPE OF SECURITY, SERIES

  CALIFORNIA STATEWIDE COMMUNITIES
  DEVELOPMENT AUTHORITY
  Kaiser Permanente
     Revenue Bonds, Series 2002D                                   4.35%     03/01/07           3,000           3,050
                                                                                                          -----------
                                                                                                                6,251
  COLORADO 1.4%

+ ADAMS COUNTY SCHOOL DISTRICT #50
     General Obligation Refunding Bonds, Series 2004               4.00%     12/01/07           2,000           2,045

  CONNECTICUT 0.7%

+ CONNECTICUT STATE
     General Obligation Refunding Bonds, Series 2004B              4.00%     12/01/09           1,000           1,036

  DISTRICT OF COLUMBIA 2.9%

+ WASHINGTON D.C. CONVENTION CENTER AUTHORITY
     Dedicated Tax Senior Lien Revenue Bonds,
     Series 1998                                                   5.00%     10/01/06           4,000           4,086

  GEORGIA 4.9%

+ ATLANTA
     Airport General Revenue Refunding Bonds,
     Series 2003RF-A                                               5.00%     01/01/10           3,660           3,916

  GEORGIA STATE
     General Obligation Bonds, Series 2000D                        6.00%     10/01/07           2,865           3,043
                                                                                                          -----------
                                                                                                                6,959
  INDIANA 1.6%

+ LAKE COUNTY
    First Morgage Lease Revenue Bonds, Series 2000                 5.25%     08/01/09           2,040           2,196

  KENTUCKY 2.7%

  KENTUCKY PROPERTY & BUILDING COMMISSION
  Project No. 71
     Revenue Bonds                                                 5.50%     08/01/09           3,500           3,807

  LOUISIANA 1.1%

+ NEW ORLEANS
     Refunding Certificates of Participation, Series 1998B         4.50%     12/01/05           1,600           1,603

  MASSACHUSETTS 3.5%

+ MASSACHUSETTS
     Special Obligation Revenue Bonds Consolidated Loan,
     Series 2002A                                                  5.00%     06/01/10           2,000           2,159

  MASSACHUSETTS STATE
     General Obligation Refunding Bonds, Series 2001A              5.50%     01/01/11           2,500           2,762
                                                                                                          -----------
                                                                                                                4,921


                                                         See financial notes. 39

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                MATURITY     FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                  RATE        DATE       ($ x 1,000)     ($ x 1,000)

      MICHIGAN 3.7%

    + DETROIT
         Capital Improvement Bonds, Series 2002A                   5.00%     04/01/07           1,000           1,031

    + WAYNE COUNTY
         Airport Refunding Revenue Bonds, Series 2002D             5.00%     12/01/10           3,900           4,168
                                                                                                          -----------
                                                                                                                5,199
      MISSOURI 1.5%

    + ST. LOUIS MUNICIPAL FINANCE CORP.
         Leasehold Refunding Revenue Bonds, Series 2003            5.25%     07/15/10           2,000           2,185

      NEVADA 1.2%

    + HENDERSON
      Seven Hills
         Senior Limited Obligation Refunding Bonds,
         Series 2001A                                              4.63%     08/01/11           1,525           1,631

      NEW JERSEY 3.6%

    + MERCER COUNTY
      Regional Sludge Project
         Refunding Revenue Bonds, Series 2003                      5.00%     12/15/09           1,300           1,396

    + NEW JERSEY TRANSIT CORP.
         Certificates of Participation Federal Transit
         Administration Grants, Series 2000B                       5.50%     09/15/07           3,500           3,664
                                                                                                          -----------
                                                                                                                5,060
      NEW MEXICO 1.1%

      FARMINGTON
         Pollution Control Refunding Revenue Bonds,
         Series 2003A                                              2.10%     04/01/06           1,500           1,488

      NEW YORK 9.9%

    + FRANKLIN COUNTY
         General Obligation Public Improvement Bonds,
         Series 1998                                               4.25%     11/01/06             715             727

      NEW YORK CITY
         General Obligation Bonds, Fiscal 1999 Series H            4.75%     03/15/07           1,705           1,749
         General Obligation Bonds, Fiscal 2003 Series J            5.00%     06/01/09           2,080           2,206
         General Obligation Bonds, Fiscal 2003 Series A            5.25%     08/01/09           1,825           1,957
         General Obligation Bonds, Fiscal 2003 Series B            5.25%     08/01/09           1,000           1,072
      Refunded
         General Obligation Bonds, Fiscal 1999 Series H            4.75%     03/15/07           1,295           1,332
         General Obligation Bonds, Fiscal 2003 Series J            5.00%     06/01/09             420             449

    + NEW YORK STATE THRUWAY AUTHORITY
      Second General Highway & Bridge
         Trust Fund Bonds, Series 2003A                            5.25%     04/01/12           4,000           4,442
                                                                                                          -----------
                                                                                                               13,934


40 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                MATURITY     FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                  RATE        DATE       ($ x 1,000)     ($ x 1,000)

      NORTH CAROLINA 8.2%

      CHARLOTTE
      Fiscal Year 2004 Equipment Acquisition Project
         Certificates of Participation, Series 2004C               4.00%     03/01/07           4,540           4,613

    + DURHAM COUNTY
         Enterprise System Revenue Bonds,  Series 2002             5.00%     06/01/09           1,495           1,598

      NORTH CAROLINA MUNICIPAL POWER AGENCY
      Catawaba Electric
    +    Revenue Bonds, Series 1995A                               5.10%     01/01/07           2,000           2,054
    +    Revenue Bonds, Series 1999A                               5.75%     01/01/09           3,000           3,255
                                                                                                          -----------
                                                                                                               11,520
      OHIO 4.9%

      OHIO
         Higher Education Capital Facilities Bonds,
         Series II-2001A                                           5.50%     12/01/08           3,000           3,224
      Administative Building Fund Projects
         State Facilities Bonds, Series 1998A                      5.13%     10/01/06           3,580           3,663
                                                                                                          -----------
                                                                                                                6,887
      OREGON 2.0%

    + OREGON STATE
      Department of Administrative Services
         Refunding Certificates of Participation, Series 2002C     5.00%     11/01/07           2,705           2,817

      PENNSYLVANIA 3.9%

    + PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
         Economic Development Revenue Bonds, Series 1994           7.00%     07/01/07           1,000           1,071

    + PHILADELPHIA
         Water & Wastewater Refunding Revenue Bonds,
         Series 2001B                                              5.50%     11/01/11           4,000           4,481
                                                                                                          -----------
                                                                                                                5,552
      PUERTO RICO 1.5%

    + PUERTO RICO HIGHWAY AND TRANSPORTATION AUTHORITY
         Transportation Refunding Revenue Bonds,
         Series 2003H                                              5.00%     07/01/35           2,000           2,151

      SOUTH CAROLINA 2.2%

    + CHARLESTON COUNTY
      Care Alliance Health Services
         Revenue Bonds, Series 1999A                               4.25%     08/15/07           3,000           3,068

      TEXAS 7.9%

    + DALLAS WATER & SEWER UTILITIES
         Refunding & Improvement Revenue Bonds,
         Series 2003                                               5.00%     10/01/10           5,000           5,399


                                                         See financial notes. 41

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                MATURITY     FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                  RATE        DATE       ($ x 1,000)     ($ x 1,000)

    + DENTON UTILITY SYSTEM
         Refunding & Improvement Revenue Bonds,
         Series 2001                                               5.00%     12/01/12           2,030           2,178

      FORT WORTH
         General Purpose Improvement & Refunding Bonds,
         Series 2001                                               5.00%     03/01/10           1,090           1,169

    + HOUSTON PORT AUTHORITY
         Port Improvement General Obligation Bonds,
         Series 2001B                                              5.25%     10/01/10           2,205           2,383
                                                                                                          -----------
                                                                                                               11,129
      WASHINGTON 10.4%

    + NORTH KITSAP SCHOOL DISTRICT  #400
         Unlimited Tax General Obligation Refunding Bonds,
         Series 2005                                               5.13%     12/01/16           4,650           5,197

    + PORT OF SEATTLE
      Passenger Facility Charge
         Revenue Bonds, Series 1998B                               5.00%     12/01/07           1,395           1,444

    + SNOHOMISH COUNTY
         Refunding Limited General Obligation Bonds                4.50%     12/01/12           1,920           2,016

    + WASHINGTON
      Department of Ecology State Office Building Project
         Refunding Certificates of Participation, Series 2001      4.75%     04/01/12           1,710           1,805

    + WASHINGTON PUBLIC POWER SUPPLY SYSTEM
      Nuclear Project No. 2
         Refunding Revenue Bonds, Series 1993A                     5.70%     07/01/08           4,000           4,289
                                                                                                          -----------
                                                                                                               14,751
      WISCONSIN 2.6%

      WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
      Carroll College
         Revenue Bonds, Series 1998                                4.80%     10/01/06           1,000           1,010

    + WISCONSIN STATE
         Master Lease Certificates of Participation,
         Series 2002D                                              5.00%     09/01/07           2,500           2,594
                                                                                                          -----------
                                                                                                                3,604

      VARIABLE RATE OBLIGATIONS  4.1%
      ---------------------------------------------------------------------------------------------------------------
      CALIFORNIA 0.1%

    + CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B-2                2.35%     09/01/05             150             150

      NEW YORK 4.0%

   +~ NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
         Water & Sewer System, Revenue Bonds,
         Series 1994G                                              2.25%     09/01/05           5,700           5,700


42 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

                                                                                                             VALUE
      SECURITY AND NUMBER OF SHARES                                                                       ($ x 1,000)

      OTHER INVESTMENT COMPANIES   0.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      MUNI FUND PORTFOLIO  21,421                                                                                  21

END OF INVESTMENTS.


                                                         See financial notes. 43

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $138,179 a
Receivables:
   Investments sold                                                       1,405
   Fund shares sold                                                         201
   Interest                                                               1,871
Prepaid expenses                                                     +        8
                                                                     -----------
TOTAL ASSETS                                                            141,664

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     285
   Dividends to shareholders                                                106
   Investment adviser and administrator fees                                  3
   Transfer agent and shareholder service fees                                3
Accrued expenses                                                     +       36
                                                                     -----------
TOTAL LIABILITIES                                                           433

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            141,664
TOTAL LIABILITIES                                                    -      433
                                                                     -----------
NET ASSETS                                                             $141,231

NET ASSETS BY SOURCE
Capital received from investors                                         139,743
Net investment income not yet distributed                                    24
Net realized capital losses                                                (400)
Net unrealized capital gains                                              1,864

NET ASSET VALUE (NAV)

                     SHARES
NET ASSETS     /     OUTSTANDING     =     NAV
$141,231             13,453                $10.50

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $136,315.

  Not counting short-term obligations, the fund's security transactions during the period were:

  Purchases                      $11,550
  Sales/maturities               $28,758

  The fund's total security transactions with other Schwab Funds during the period were $34,017.

FEDERAL TAX DATA
--------------------------------------------------
PORTFOLIO COST                           $136,292

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $2,409
Losses                                +      (522)
                                      ------------
                                           $1,887

AS OF AUGUST 31, 2005:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                            $106
Long-term capital gains                       $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2009                                      $120
   2010                               +        32
                                      ------------
                                             $152
DEFERRED CAPITAL LOSSES                      $248

RECLASSIFICATIONS:
Net investment income
   not yet distributed                        ($1)
Reclassified as:
Net realized capital gains                     $1


44 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2004 through August 31, 2005. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $5,009

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments                                         (249)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                     (2,537)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   447 a
Transfer agent and shareholder service fees                                 373 b
Trustees' fees                                                                9 c
Custodian and portfolio accounting fees                                      15
Professional fees                                                            30
Registration fees                                                            29
Shareholder reports                                                          20
Other expenses                                                        +      15
                                                                      ----------
TOTAL EXPENSES                                                              938 d

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   5,009
TOTAL EXPENSES                                                        -     938
                                                                      ----------
NET INVESTMENT INCOME                                                     4,071
NET REALIZED LOSSES                                                        (249)e
NET UNREALIZED LOSSES                                                 +  (2,537)e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $1,285

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets through November 15, 2005.

e These add up to a net loss on investments of $2,786.


                                                         See financial notes. 45

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                              9/1/04-8/31/05     9/1/03-8/31/04
Net investment income                                 $4,071             $4,557
Net realized gains or losses                            (249)               323
Net unrealized gains or losses                +       (2,537)               303
                                              ----------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS                                             1,285              5,183

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  $4,067             $4,553 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    9/1/04-8/31/05            9/1/03-8/31/04
                                SHARES          VALUE     SHARES          VALUE
Shares sold                      5,072        $53,709      9,625       $103,366
Shares reinvested                  265          2,801        322          3,437
Shares redeemed               + (6,979)       (73,888)    (9,895)      (105,377)
                              --------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                          (1,642)      ($17,378)        52         $1,426

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                    9/1/04-8/31/05            9/1/03-8/31/04
                                SHARES     NET ASSETS     SHARES     NET ASSETS
Beginning of period             15,095       $161,391     15,043       $159,335
Total increase or
decrease                      + (1,642)       (20,160)        52          2,056 b
                              --------------------------------------------------
END OF PERIOD                   13,453       $141,231     15,095       $161,391 c

  Unless stated, all numbers are x 1,000.

a The fund has designated 100% of its dividends for the current and prior report periods as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $24 and $21 for the current and prior period, respectively.


46 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    9/1/04-      9/1/03-      9/1/02-      9/1/01-      9/1/00-
                                                    8/31/05      8/31/04      8/31/03      8/31/02      8/31/01
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               11.33        11.04        11.05        10.87        10.24
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.45         0.45         0.45         0.49         0.50
   Net realized and unrealized gains or losses       (0.08)        0.29        (0.01)        0.17         0.63
                                                    --------------------------------------------------------------------------------
   Total income from investment operations            0.37         0.74         0.44         0.66         1.13
Less distributions:
   Dividends from net investment income              (0.45)       (0.45)       (0.45)       (0.48)       (0.50)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     11.25        11.33        11.04        11.05        10.87
                                                    --------------------------------------------------------------------------------
Total return (%)                                      3.29         6.77         4.01         6.24        11.29

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.65         0.65         0.62         0.49         0.49
   Gross operating expenses                           0.66         0.66         0.65         0.74         0.74
   Net investment income                              3.98         4.00         4.06         4.49         4.73
Portfolio turnover rate                                  1           10           22           25           35
Net assets, end of period ($ x 1,000,000)               93           83           81           85           88


                                                         See financial notes. 47

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

~ Liquidity-enhanced security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 98.0%  MUNICIPAL BONDS                                    85,522         90,905

  0.1%  OTHER INVESTMENT
        COMPANIES                                             141            141
--------------------------------------------------------------------------------
 98.1%  TOTAL INVESTMENTS                                  85,663         91,046

  1.9%  OTHER ASSETS AND
        LIABILITIES                                                        1,748
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                        92,794

   ISSUER
   PROJECT                                                              MATURITY      FACE AMOUNT         VALUE
      TYPE OF SECURITY, SERIES                               RATE         DATE        ($ x 1,000)      ($ x 1,000)
   MUNICIPAL BONDS 98.0% of net assets

   FIXED-RATE OBLIGATIONS 91.8%
   ---------------------------------------------------------------------------------------------------------------
   CALIFORNIA 4.9%

   CALIFORNIA DEPARTMENT OF WATER RESOURCES
      Power Supply Revenue Bonds, Series 2002A               5.88%      05/01/16            2,000            2,275

   CALIFORNIA STATE
      Various Purpose General Obligation Bonds               5.25%      11/01/17            2,000            2,213
                                                                                                       -----------
                                                                                                             4,488
   COLORADO 3.7%

 + COLORADO DEPARTMENT OF TRANSPORTATION
      Transportation Revenue Anticipation Notes,
      Series 2002B                                           5.50%      06/15/15            2,000            2,307

 + DENVER CITY & COUNTY
   Airport System
      Revenue Refunding Bonds, Series 2002E                  5.50%      11/15/15            1,000            1,094
                                                                                                       -----------
                                                                                                             3,401

   DISTRICT OF COLUMBIA 2.4%

 + DISTRICT OF COLUMBIA
      Certificates of Participation, Series 2003             5.50%      01/01/17            2,000            2,246

   FLORIDA 3.0%

 + ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
   Ascension Health
      Revenue Bonds, Series 1999A-2                          5.75%      11/15/09            2,500            2,767


48 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

   ISSUER
   PROJECT                                                                                MATURITY      FACE AMOUNT         VALUE
      TYPE OF SECURITY, SERIES                                                  RATE        DATE        ($ x 1,000)      ($ x 1,000)
   GEORGIA 1.4%

 + FULTON COUNTY DEVELOPMENT AUTHORITY
   TUFF Morehouse
      Revenue Bonds, Series 2002A                                               5.50%     02/01/22            1,180            1,306

   HAWAII 1.8%

 + HAWAII
      General Obligation Bonds, Series 1999CT                                   5.88%     09/01/09            1,500            1,669

   INDIANA 1.1%

 + MARION COUNTY CONVENTION & RECREATIONAL FACILITIES AUTHORITY
      Excise Taxes Lease Revenue Refunding Senior Bonds,
      Series 2001A                                                              5.00%     06/01/21            1,000            1,053

   KENTUCKY 1.1%

 + JEFFERSON COUNTY
   University Medical Center
      Health Facilities Revenue Bonds, Series 1997                              5.25%     07/01/22            1,000            1,040

   MARYLAND 0.3%

   MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
      Housing Revenue Bonds, Series 1996A                                       5.88%     07/01/16              240              249

   MICHIGAN 9.1%

   DELTA COUNTY ECONOMIC DEVELOPMENT CORP.
   MeadWestvaco-Escanaba Paper Co. Project
      Environmental Improvement Revenue Refunding Bonds,
      Series 2002                                                               6.25%     04/15/27            1,000            1,166

 + DETROIT
   Water Supply System
      Revenue Refunding Senior Lien Bonds, Series 2003C                         5.25%     07/01/16            2,620            2,905

 + DETROIT SCHOOL DISTRICT
      School Building and Site Improvement Bonds,
      Series 2005A                                                              5.00%     05/01/17            3,000            3,296

 + WAYNE COUNTY COMMUNITY COLLEGE
      Improvement Bonds, Series 1999                                            5.50%     07/01/19            1,000            1,084
                                                                                                                         -----------
                                                                                                                               8,451
   MISSISSIPPI 4.8%

 + MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
   Mississippi Baptist Medical Center
      Revenue Refunding Bonds, Series 1995                                      6.00%     05/01/13            2,150            2,194

 + WALNUT GROVE CORRECTIONAL AUTHORITY
   Walnut Grove Correctional Facility Project
      Certificates of Participation, Series 1999                                6.00%     11/01/19            2,000            2,253
                                                                                                                         -----------
                                                                                                                               4,447


                                                         See financial notes. 49

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

   ISSUER
   PROJECT                                                                                MATURITY      FACE AMOUNT         VALUE
      TYPE OF SECURITY, SERIES                                                  RATE        DATE        ($ x 1,000)      ($ x 1,000)
   NEVADA 4.8%

 + NEVADA STATE
   Motor Vehicle Fuel Tax
      Highway Improvement Revenue Bonds, Series 2004                           5.50%      12/01/18            2,000            2,279

 + NEVADA STATE DEPARTMENT OF BUSINESS & INDUSTRY
   Las Vegas Monorail
      First Tier Revenue Bonds, Series 2000                                    5.63%      01/01/32            2,000            2,191
                                                                                                                         -----------
                                                                                                                               4,470
   NEW YORK 5.2%

 + METROPOLITAN TRANSPORTATION AUTHORITY
      Transportation Revenue Refunding Bonds, Series 2002A                     5.50%      11/15/18            2,000            2,250

   NEW YORK CITY
      General Obligation Bonds Fiscal 2002, Series G                           5.75%      08/01/16            1,325            1,489
      General Obligation Bonds Fiscal 2005, Series B                           5.25%      08/01/15            1,000            1,106
                                                                                                                         -----------
                                                                                                                               4,845
   OREGON 4.1%

 + COLUMBIA RIVER PEOPLES UTILITY DISTRICT
      Electric System Revenue Obligations, Series 2000B                        5.50%      12/01/19            1,180            1,293

 + MORROW COUNTY SCHOOL DISTRICT
      General Obligation Bonds, Series 2001                                    5.63%      06/15/16            2,235            2,511
                                                                                                                         -----------
                                                                                                                               3,804
   PENNSYLVANIA 3.9%

   PENNSYLVANIA STATE HIGHER EDUCATION FACILITIES AUTHORITY
   University of Pennsylvania Health Services
      Revenue Bonds, Series 1996A                                              5.75%      01/01/17            2,000            2,039

 + SENECA VALLEY UNIFIED SCHOOL DISTRICT
      General Obligation Refunding Bonds, Series 1998AA                        5.15%      02/15/20            1,500            1,564
                                                                                                                         -----------

                                                                                                                               3,603
   RHODE ISLAND 0.0%

   RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
      Homeownership Opportunity Bonds, Series 10A                              6.50%      10/01/22               20               20

   TEXAS 18.0%

 + AUSTIN COMBINED UTILITIES
      Revenue Refunding Bonds, Series 1997                                     5.13%      11/15/16            3,000            3,120

 + BRAZOS RIVER AUTHORITY
   Houston Industries
      Revenue Refunding Bonds, Series 1998A                                    5.13%      05/01/19            1,750            1,834

   CONROE INDEPENDENT SCHOOL DISTRICT
 +    Unlimited Tax Schoolhouse & Refunding Bonds,
      Series 1997                                                              5.25%      02/15/21              765              790
   Refunded
      Unlimited Tax Schoolhouse & Refunding Bonds,
      Series 1997                                                              5.25%      02/15/07              235              243


50 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

   ISSUER
   PROJECT                                                                                MATURITY      FACE AMOUNT         VALUE
      TYPE OF SECURITY, SERIES                                                  RATE        DATE        ($ x 1,000)      ($ x 1,000)
 + DALLAS FORT WORTH INTERNATIONAL AIRPORT
      Joint Revenue Bonds, Series 2000A                                        6.00%      11/01/24            3,500            3,825

   HARRIS COUNTY
      Permanent Improvement Refunding Bonds,
      Series 2004A                                                             5.00%      10/01/18            1,885            2,048

 + HARRIS COUNTY HOSPITAL DISTRICT
      Revenue Refunding Bonds, Series 2000                                     6.00%      02/15/16            1,000            1,120

 + NORTH TEXAS TOLLWAY AUTHORITY
      Revenue Refunding Bonds, Series 2003C                                    5.00%      07/01/08            2,000            2,098

 + TEXAS PUBLIC FINANCE AUTHORITY
   Texas Southern University
      Revenue Refunding Bonds, Series 1998A-1                                  4.75%      11/01/17            1,545            1,597
                                                                                                                         -----------
                                                                                                                              16,675
   VERMONT 2.4%

 + VERMONT EDUCATION AND HEALTH BUILDINGS FINANCING AGENCY
   Fletcher Allen Health Care
      Hospital Revenue Bonds, Series 2000A                                     6.00%      12/01/23            2,000            2,244

   WASHINGTON 19.8%

 + CLARK COUNTY SCHOOL DISTRICT
      Unlimited Tax General Obligation Bonds, Series 1999                      5.50%      12/01/17            3,000            3,274

   KENT SCHOOL DISTRICT # 415
      Unlimited Tax General Obligation Refunding Bonds,
      Series 1993A                                                             5.55%      12/01/11              500              557

   KING COUNTY
      Limited Tax General Obligation Bonds, Series 1997D                       5.75%      12/01/11            3,500            3,774
 + King Street Center
      Lease Revenue Bonds, Series 1997                                         5.13%      06/01/17            1,000            1,041

 + NORTH KITSAP SCHOOL DISTRICT # 400
      Unlimited Tax General Obligation Refunding Bonds,
      Series 2005                                                              5.13%      12/01/18            1,850            2,051

 + OCEAN SHORES
      Water and Sewer Revenue Bonds, Series 2001                               5.50%      12/01/21            2,000            2,233

   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
 + Catholic Health Initiatives
      Revenue Bonds, Series 2000A                                              6.00%      12/01/20            3,000            3,336
 + Swedish Health System
      Revenue Bonds, Series 1998                                               5.13%      11/15/18            2,000            2,106
                                                                                                                         -----------
                                                                                                                              18,372
   VARIABLE RATE OBLIGATIONS 6.2%
   ---------------------------------------------------------------------------------------------------------------------------------
   ALASKA 0.5%

   VALDEZ
   Exxon Pipeline Co.
      Marine Terminal Revenue Refunding Bonds,
      Series 1993A                                                             2.20%      09/01/05              450              450


                                                         See financial notes. 51

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

   ISSUER
   PROJECT                                                                                MATURITY      FACE AMOUNT         VALUE
      TYPE OF SECURITY, SERIES                                                  RATE        DATE        ($ x 1,000)      ($ x 1,000)
   CALIFORNIA 3.8%

 + CALIFORNIA
      Economic Recovery Bonds, Series 2004C-6                                  2.20%      09/01/05              600              600

 + CALIFORNIA DEPARTMENT OF WATER RESOURCES
      Power Supply Revenue Bonds, Series 2002B-2                               2.35%      09/01/05              100              100

 + IRVINE ASSESSMENT DISTRICT
      Limited Obligation Improvement Bonds, Series 2000                        2.26%      09/01/05              265              265

 + NATOMAS UNION SCHOOL DISTRICT
      Certificates of Participation, Series B                                  5.00%      02/01/06            1,865            1,990

 ~ SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
      Water Revenue Bonds 2000 Authorization,
      Series 2000B-1                                                           2.20%      09/01/05              600              600
                                                                                                                         -----------
                                                                                                                               3,555
   MISSISSIPPI 0.1%

   JACKSON COUNTY
   Chevron USA
      Pollution Control Revenue Refunding Bonds,
      Series 1993                                                              2.30%      09/01/05              150              150

   NEW YORK 0.9%

 + LONG ISLAND POWER AUTHORITY
   Electric System
      Subordinated Revenue Bonds, Series 2001 3-B                              2.25%      09/01/05              700              700

+~ NEW YORK CITY
      General Obligation Bonds, Fiscal 2002 Series A-6                         2.25%      09/01/05              100              100
                                                                                                                         -----------
                                                                                                                                 800
   WYOMING 0.9%

   UINTA COUNTY
   Chevron USA Project
      Pollution Control Refunding Revenue Bonds, Series 1993                   2.30%      09/01/05              800              800

   SECURITY AND NUMBER OF SHARES

   OTHER INVESTMENT COMPANIES 0.1% of net assets

   PROVIDENT INSTITUTIONAL FUNDS--
   MUNI FUND PORTFOLIO    141,278                                                                                                141

END OF INVESTMENTS.


52 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value                                                  $91,046 a
Receivables:
   Investments sold                                                        800
   Fund shares sold                                                         21
   Interest                                                              1,066
Prepaid expenses                                                    +       10
                                                                    -----------
TOTAL ASSETS                                                            92,943

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     20
   Dividends to shareholders                                                94
   Investment adviser and administrator fees                                 2
   Transfer agent and shareholder service fees                               2
Accrued expenses                                                    +       31
                                                                    -----------
TOTAL LIABILITIES                                                          149

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            92,943
TOTAL LIABILITIES                                                   -      149
                                                                    -----------
NET ASSETS                                                             $92,794

NET ASSETS BY SOURCE
Capital received from investors                                         88,999
Net investment income not yet distributed                                  167
Net realized capital losses                                             (1,755)
Net unrealized capital gains                                             5,383

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$92,794          8,245             $11.25

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $85,663.

  Not counting short-term obligations, the fund's security transactions during the period were:

     Purchases          $10,292
     Sales/maturities      $974

  The fund's total security transactions with other Schwab Funds during the period were $20,890.

FEDERAL TAX DATA
---------------------------------------------------------
PORTFOLIO COST                                    $85,497

NET UNREALIZED GAINS AND LOSSES:
Gains                                              $5,592
Losses                                       +        (43)
                                             ------------
                                                   $5,549

AS OF AUGUST 31, 2005:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                     $94
Long-term capital gains                               $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2009                                            $1,755

CAPITAL LOSSES UTILIZED                                $8

RECLASSIFICATIONS:
Net investment income
   not yet distributed                                ($8)
Reclassified as:
Net realized capital gains                             $8


                                                         See financial notes. 53

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2004 through August 31, 2005. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                               $4,067

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                     (645)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                 263 a
Transfer agent and shareholder service fees                               220 b
Trustees' fees                                                              8 c
Custodian and portfolio accounting fees                                    10
Professional fees                                                          29
Registration fees                                                          23
Shareholder reports                                                        14
Other expenses                                                      +      13
                                                                    ----------
Total expenses                                                            580
Expense reduction                                                   -       9 d
                                                                    ----------
NET EXPENSES                                                              571

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 4,067
NET EXPENSES                                                        -     571
                                                                    ----------
NET INVESTMENT INCOME                                                   3,496
NET UNREALIZED LOSSES                                               +    (645)
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $2,851

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2005, to 0.65% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


54 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                              9/1/04-8/31/05      9/1/03-8/31/04
Net investment income                                 $3,496              $3,302
Net realized gains                                        --                 595
Net unrealized gains or losses                +         (645)              1,340
                                              -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 2,851               5,237

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
Dividends from net investment income                  $3,468              $3,274 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                         9/1/04-8/31/05         9/1/03-8/31/04
                                       SHARES       VALUE     SHARES       VALUE
Shares sold                             2,576     $29,116      2,619     $29,632
Shares reinvested                         211       2,387        218       2,453
Shares redeemed                      + (1,846)    (20,848)    (2,901)    (32,623)
                                     --------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                                    941     $10,655        (64)      ($538)

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                       9/1/04-8/31/05        9/1/03-8/31/04
                                    SHARES    NET ASSETS    SHARES    NET ASSETS
Beginning of period                  7,304       $82,756     7,368       $81,331
Total increase or
decrease                           +   941        10,038       (64)        1,425 b
                                   ----------------------------------------------
END OF PERIOD                        8,245       $92,794     7,304       $82,756 c

  Unless stated, all numbers are x 1,000.

a The fund has designated 100% of its dividends for the current and prior report periods as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $167 and $147 for the current and prior period, respectively.


                                                         See financial notes. 55

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      12/16/04 1-
INVESTOR SHARES                                         8/31/05
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   10.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                  0.15
   Net realized and unrealized losses                    (0.05)
                                                      ----------------------------------------------------------------------------
   Total income from investment operations                0.10
Less distributions:
   Dividends from net investment income                  (0.15)
                                                      ----------------------------------------------------------------------------
Net asset value at end of period                          9.95
                                                      ----------------------------------------------------------------------------
Total return (%)                                          0.98 2

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 0.40 3
   Gross operating expenses                               0.66 3
   Net investment income                                  2.12 3
Portfolio turnover rate                                     52 2
Net assets, end of period ($ x 1,000,000)                   19

1 Commencement of operations.

2 Not annualized.

3 Annualized.


56 See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

                                                      12/16/04 1-
SELECT SHARES                                           8/31/05
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   10.00
                                                      ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                  0.15
   Net realized and unrealized losses                    (0.05)
                                                      ------------------------------------------------------------------------------
   Total income from investment operations                0.10
Less distributions:
   Dividends from net investment income                  (0.15)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                          9.95
                                                      ------------------------------------------------------------------------------
Total return (%)                                          1.03 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 0.28 3
   Gross operating expenses                               0.51 3
   Net investment income                                  2.21 3
Portfolio turnover rate                                     52 2
Net assets, end of period ($ x 1,000,000)                  516

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 57

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

~ Liquidity-enhanced security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security.

* Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
 99.1%   MUNICIPAL BONDS                                 530,949         530,652

  0.1%   OTHER INVESTMENT
         COMPANIES                                           585             585
--------------------------------------------------------------------------------
 99.2%   TOTAL INVESTMENTS                               531,534         531,237

  0.8%   OTHER ASSETS AND
         LIABILITIES                                                       4,279
--------------------------------------------------------------------------------
100.0%   NET ASSETS                                                      535,516

      ISSUER
      PROJECT                                                                               MATURITY      FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                               RATE          DATE        ($ x 1,000)    ($ x 1,000)
      MUNICIPAL BONDS 99.1% of net assets

      FIXED-RATE OBLIGATIONS 72.6%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 72.0%

   +@ ALAMEDA COUNTY
      Santa Rita Jail
         Refunding Certificates of Participation, Series 1993                   5.38%       06/01/09            4,515          4,705

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                               5.50%       05/01/07            1,325          1,376
         Power Supply Revenue Bonds, Series 2002A                               5.50%       05/01/08            8,125          8,613
    +    Power Supply Revenue Bonds, Series 2002A                               5.50%       05/01/13           10,000         11,295

      CALIFORNIA HEALTH FACILITIES FINANCE AUTHORITY
      Cedars-Sinai Medical Center
         Refunding Revenue Bonds, Series 2005                                   5.00%       11/15/08            1,000          1,052
         Refunding Revenue Bonds, Series 2005                                   5.00%       11/15/10            2,035          2,182

      CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
      J. David Gladstone Institutes
         Revenue Bonds, Series 2001                                             4.00%       10/01/06            2,015          2,037
         Revenue Bonds, Series 2001                                             4.00%       10/01/07            2,000          2,029


58 See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

      ISSUER
      PROJECT                                                                               MATURITY      FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                               RATE          DATE        ($ x 1,000)    ($ x 1,000)
      CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      Southern California Edison Co.
         Pollution Control Refunding Revenue Bonds,
         Series 1985A                                                           2.00%       03/01/06            1,200          1,192
         Pollution Control Refunding Revenue Bonds,
         Series 1985B                                                           2.00%       03/01/06            3,165          3,144
    @    Pollution Control Refunding Revenue Bonds,
         Series 1985C                                                           2.00%       03/01/06            5,500          5,463
         Pollution Control Refunding Revenue Bonds,
         Series 1986C                                                           2.00%       03/01/06            2,400          2,384

      CALIFORNIA STATE
    +    Economic Recovery Bonds, Series 2004A                                  5.00%       07/01/12            3,950          4,344
         Economic Recovery Bonds, Series 2004B-4                                3.00%       07/01/07            1,000          1,001
         Economic Recovery Bonds, Series 2004B-2                                5.00%       07/01/07           15,000         15,546
    +    Federal Highway Grant Anticipation Bonds,
         Series 2004A                                                           5.00%       02/01/08            1,360          1,427
    ~    General Obligation                                                     2.60%       11/09/05           10,000          9,999
    @    General Obligation Bonds                                               5.25%       11/01/10           12,050         13,184
         General Obligation Bonds, Series 2001                                  4.00%       11/01/05            1,000          1,002
         General Obligation Bonds, Series 2002                                  5.25%       02/01/11           23,310         25,433
    ~    General Obligation CP Notes                                            2.58%       10/06/05           15,000         15,000
    +    Various Purpose General Obligation Bonds                               8.00%       11/01/07            4,100          4,323
    @    Various Purpose General Obligation Bonds                               5.00%       06/01/13           10,000         10,966

    + CALIFORNIA STATE PUBLIC WORKS BOARD
      University of California
         Lease Revenue Bonds, Series 1997C                                      5.50%       09/01/08            5,185          5,548
      Butterfield State Office Complex
         Lease Revenue Bonds, Series 2005A                                      5.00%       06/01/07            3,285          3,400
         Lease Revenue Bonds, Series 2005A                                      5.00%       06/01/08            4,515          4,742
         Lease Revenue Bonds, Series 2005A                                      5.00%       06/01/09            1,940          2,059
    + Department of Corrections (State Prison-Coalinga)
         Lease Refunding Revenue Bonds, Series 2004D                            4.50%       12/01/07            3,550          3,680

      CALIFORNIA STATE UNIVERSITY CHANNEL ISLANDS
      FINANCING AUTHORITY
    + Channel Islands
         Rental Housing Revenue Bonds, Series 2001                              3.15%       08/01/08            5,105          5,122
   +@ For-Sale Housing Construction
         Revenue Bonds, 2004A                                                   2.50%       08/01/07           15,750         15,622
    + Rental Housing & Town Center
         Revenue Bonds, Series 2004A                                            2.50%       08/01/07            8,000          7,920

      CALIFORNIA STATEWIDE COMMUNITIES
      DEVELOPMENT AUTHORITY
    + Chadwick School
         Revenue Bonds, Series 2002                                             2.25%       12/01/06            8,000          8,000
      Daughters of Charity Health System
         Revenue Bonds, Series 2005F                                            5.00%       07/01/08            1,240          1,292
         Revenue Bonds, Series 2005F                                            5.00%       07/01/09            2,330          2,455
         Revenue Bonds, Series 2005F                                            5.00%       07/01/10            2,455          2,602
         Revenue Bonds, Series 2005G                                            5.25%       07/01/11            1,000          1,078


                                                         See financial notes. 59

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                               MATURITY      FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                               RATE          DATE        ($ x 1,000)    ($ x 1,000)
      Huntington Memorial Hospital
         Revenue Bonds, Series 2005                                             5.00%       07/01/06            3,300          3,350
         Revenue Bonds, Series 2005                                             5.00%       07/01/09            3,250          3,442
      Kaiser Permanente
         Revenue Bonds, Series 2001A                                            2.55%       01/04/07            7,000          6,948
         Revenue Bonds, Series 2002D                                            4.35%       03/01/07            2,500          2,542
         Revenue Bonds, Series 2004G                                            2.30%       05/01/07            2,425          2,389
         Revenue Bonds, Series 2004H                                            2.63%       05/01/08            1,345          1,321
    + Sweep Loan Program
         CP Revenue Notes, Series 2005 A & B                                    2.34%       09/07/05           10,000         10,000
    + Vehicle License Fee
         Revenue Anticipation Notes, Series 2005B-1                             4.00%       11/15/06            3,500          3,550

    + CHULA VISTA PUBLIC FINANCING AUTHORITY
         Refunding Revenue Bonds, Series 2005A                                  4.00%       09/01/12            2,980          3,100

      DEL MAR RACE TRACK AUTHORITY
    *    Revenue Bonds, Series 2005                                             4.00%       08/15/06              400            403
    *    Revenue Bonds, Series 2005                                             5.00%       08/15/07              250            258
    *    Revenue Bonds, Series 2005                                             5.00%       08/15/08              250            260
    *    Revenue Bonds, Series 2005                                             5.00%       08/15/09              500            525

    ~ EAST BAY MUNICIPAL UTILITY DISTRICT
         Water System CP                                                        2.45%       09/06/05            6,000          6,000

      GOLDEN STATE TOBACCO SECURITIZATION CORP.
         Enhanced Tobacco Settlement Asset-Backed Bonds,
         Series 2003B                                                           5.00%       06/01/13            9,055          9,949
         Enhanced Tobacco Settlement Asset-Backed Bonds,
         Series 2005A                                                           5.00%       06/01/17            5,500          5,660

      LOS ANGELES
         2005 TRAN                                                              4.00%       06/30/06           15,000         15,142

      LOS ANGELES CONVENTION & EXHIBITION CENTER AUTHORITY
         Certificates of Participation, Series 1985                             9.00%       12/01/05            6,270          6,362

    + LOS ANGELES COUNTY CAPITAL ASSET LEASING CORP.
         Lease Revenue CP Notes                                                 2.43%       09/06/05            5,000          5,000

      LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION
      AUTHORITY
    +    Second Subordinate Sales Tax Revenue CP Notes,
         Series A                                                               2.45%       09/28/05           12,294         12,293
   +@ Gold Line Eastside Extension
         Capital Grant Receipts Revenue Bonds,
         Series 2005A                                                           5.00%       10/01/11           21,000         22,766

   +@ LOS ANGELES COUNTY PUBLIC WORKS FINANCING AUTHORITY
      2005 Master Refunding
         Lease Refunding Revenue Bonds, Series 2005A                            4.00%       12/01/06           10,000         10,148
         Lease Refunding Revenue Bonds, Series 2005A                            5.00%       12/01/08            1,000          1,064

   +~ LOS ANGELES UNIFIED SCHOOL DISTRICT
         Refunding Certificates of Participation, Series 2005C                  4.00%       10/02/06            3,000          3,033

   +@ MODESTA IRRIGATION DISTRICT FINANCING AUTHORITY
         Refunding Revenue Bonds, Series A                                      6.00%       10/01/15            7,000          7,365


60 See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

      ISSUER
      PROJECT                                                                               MATURITY      FACE AMOUNT       VALUE
         TYPE OF SECURITY, SERIES                                               RATE          DATE        ($ x 1,000)    ($ x 1,000)
    + ORANGE COUNTY PUBLIC FINANCING AUTHORITY
         Lease Refunding Revenue Bonds, Series 2005                             5.00%       07/01/10            7,155          7,749

    + SANTA BARBARA REDEVELOPMENT AGENCY
         Central City Redevelopment Tax Allocation
         Refunding Bonds Sr, Series 1995A                                       6.00%       03/01/08            3,400          3,553

    + SANTA CLARA
         Insurance Funding Bonds, Series 1987                                   3.00%       04/01/08            5,000          5,004

      SANTA CLARA COUNTY FINANCING AUTHORITY
      Measure B
         Special Obligation Bonds, Series 2003                                  4.00%       08/01/06            3,000          3,029

      SANTA CLARA VALLEY TRANSPORTATION AUTHORITY
      Measure A
    +    Sales Tax Revenue Bonds, Series 2003                                   4.00%       10/02/06            6,000          6,066
    +    Sales Tax Revenue Bonds, Series 2004B                                  5.00%       10/02/06            6,000          6,129
                                                                                                                         -----------
                                                                                                                             385,617
      PUERTO RICO 0.6%

      PUERTO RICO
         Public Improvement Refunding Revenue Bonds,
         Series 2003C                                                           5.00%       07/01/08            3,000          3,128

      VARIABLE RATE OBLIGATIONS 26.5%
      ------------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 22.4%

  +~@ ASSOCIATION OF BAY AREA GOVERNMENTS
      Lease Purchase Program
         Lease Revenue Pass-Through Obligations,
         Series 2003A                                                           2.58%       09/07/05            7,000          7,000

      CALIFORNIA
    ~    Economic Recovery Bonds, Series 2004C-4                                2.23%       09/07/05            2,000          2,000
   ~@    Economic Recovery Bonds, Series 2004A                                  2.39%       09/07/05           10,000         10,000
   +~    Economic Recovery Bonds, Series 2004C-12                               2.27%       09/07/05            2,400          2,400
   +~    Economic Recovery Bonds, Series 2004C-15                               2.30%       09/07/05            2,135          2,135

    + CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B-2                             2.35%       09/01/05           12,300         12,300

  +~@ CALIFORNIA DEPARTMENT WATER RESOURCES
      Central Valley Water
         Water System Revenue Bonds, Series AD                                  2.06%       09/07/05           32,152         32,152

    + DIAMOND BAR PUBLIC FINANCING AUTHORITY
      Community/Senior Center
         Lease Revenue Bonds, Series 2002A                                      2.45%       09/07/05            3,945          3,945

   +~ FONTANA UNIFIED SCHOOL DISTRICT
      2004 School Facility Bridge Funding Program
         Certificates of Participation, Series 2004B                            3.00%       09/07/05            1,250          1,250

   +@ IRVINE
      Capital Improvement
         Lease Revenue Bonds, Series 1985                                       2.42%       09/07/05           11,330         11,330


                                                         See financial notes. 61

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                               MATURITY      FACE AMOUNT       VALUE
          TYPE OF SECURITY, SERIES                                              RATE          DATE        ($ x 1,000)    ($ x 1,000)
    + IRVINE ASSESSMENT DISTRICT # 04-20
         Limited Obligation Improvement Bonds, Series A                         2.20%       09/01/05           11,000         11,000

   +@ MOUNT SAN JACINTO WINTER PARK AUTHORITY
      Palm Springs Aerial Tramway
         Certificates of Participation, Series 1998                             2.45%       09/07/05            3,835          3,835

    + ORANGE COUNTY
      Vintage Woods
         Apartment Development Refunding Revenue Bonds,
         Series 1998H                                                           2.44%       09/07/05            3,500          3,500

    ~ ORANGE COUNTY SANITATION DISTRICT
         Refunding Certificates of Participation, Series 2000B                  2.20%       09/01/05            2,730          2,730

   +~ PITTSBURG REDEVELOPMENT AGENCY
      Los Medanos Community Development
          Subordinate Tax Allocation Bonds, Series 2004A                        2.22%       09/01/05           14,165         14,165
                                                                                                                         -----------
                                                                                                                             119,742
      PUERTO RICO 4.1%

      PUERTO RICO
  +~@    Public Improvement Bond, Series 2001A                                  2.52%       09/07/05           11,335         11,335
   +~    Public Improvement Bonds, Series 2000                                  2.49%       09/07/05            1,930          1,930
   +~    Public Improvement Bonds, Series 2001B                                 2.51%       09/07/05            5,000          5,000

   +~ PUERTO RICO PUBLIC BUILDINGS AUTHORITY
         Government Facilities Revenue Bonds, Series B                          2.51%       09/07/05            3,900          3,900
                                                                                                                         -----------
                                                                                                                              22,165
      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES  0.1% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      CALIFORNIA MONEY FUND PORTFOLIO  584,776                                                                                   585

END OF INVESTMENTS.


62  See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

In addition to the above, the fund held the following at 8/31/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                         Number of      Contract      Unrealized
                                         Contracts       Value          Losses
5 Year, Short
U.S. Treasury Note,
expires 12/20/05                             (655)        70,986           (681)

2 Year, Short
U.S. Treasury Note,
expires 12/30/05                             (165)        18,493           (205)

10 Year, Short
U.S. Treasury Note,
expires 12/20/05                             (350)        72,483           (328)
                                                                      ----------
                                                                         (1,214)


                                                        See financial notes.  63

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at value                                                $531,237 a
Cash                                                                      667
Receivables:
   Investments sold                                                       324
   Fund shares sold                                                     3,145
   Interest                                                             3,847
Prepaid expenses                                                  +         4
                                                                  ------------
TOTAL ASSETS                                                          539,224

LIABILITIES
------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                 1,365
   Dividends to shareholders                                              227
   Investments bought                                                   1,444
   Due to brokers for futures                                             543
   Investment adviser and administrator fee                                14
   Transfer agent and shareholder services fees                             5
Accrued expenses                                                  +       110
                                                                  ------------
TOTAL LIABILITIES                                                       3,708

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                          539,224
TOTAL LIABILITIES                                                 -     3,708
                                                                  ------------
NET ASSETS                                                           $535,516

NET ASSETS BY SOURCE
Capital received from investors                                       537,484
Net investment income not yet distributed                                  76
Net realized capital losses                                              (533) b
Net unrealized capital losses                                          (1,511) b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                     SHARES
SHARE CLASS            NET ASSETS       /       OUTSTANDING      =        NAV
Investor Shares           $19,068                     1,916             $9.95
Select Shares            $516,448                    51,886             $9.95

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $531,534.

  Not counting short-term obligations, the fund's security transactions during the period were:

     Purchases                   $408,379
     Sales/maturities             $99,029

  The fund's total security transactions with other Schwab Funds during the period were $547,428.

b These derive from investments and futures.

  FEDERAL TAX DATA
  --------------------------------------
  PORTFOLIO COST               $531,458

  NET UNREALIZED GAINS AND LOSSES:
  Gains                            $816
  Losses                      +  (1,037)
                              ----------
                                  ($221)

  AS OF AUGUST 31, 2005:

  UNDISTRIBUTED EARNINGS:
  Tax-exempt income                $227
  Long-term capital gains           $--
  DEFERRED CAPITAL LOSSES        $1,747


64  See financial notes.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

Statement of
OPERATIONS
From December 16, 2004 (commencement of operations) through August 31, 2005. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                               $7,340

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments                                       (978)
Net realized gains on futures sold                                  +     445
                                                                    ----------
NET REALIZED LOSSES                                                      (533)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                     (297)
Net unrealized losses on futures contracts                          +  (1,214)
                                                                    ----------
NET UNREALIZED LOSSES                                                  (1,511)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,028 a
Transfer agent and shareholder service fees
   Investor Shares                                                         26 b
   Select Shares                                                          284 b
Trustees' fees                                                              8 c
Custodian and portfolio accounting fees                                    48
Professional fees                                                          19
Registration fees                                                          65
Shareholder reports                                                        30
Other expenses                                                      +       4
                                                                    ----------
Total expenses                                                          1,512
Expense reduction                                                   -     676 d
                                                                    ----------
NET EXPENSES                                                              836

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 7,340
NET EXPENSES                                                        -     836
                                                                    ----------
NET INVESTMENT INCOME                                                   6,504
NET REALIZED LOSSES                                                      (533) e
NET UNREALIZED LOSSES                                               +  (1,511) e
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $4,460

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the fund's assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $539 from the investment advisor (CSIM) and $132 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the annual operating expenses through November 15, 2005 as follows:

                           % OF AVERAGE
  SHARE CLASS            DAILY NET ASSETS
  -----------            ----------------
  Investor Shares              0.64%
  Select Shares                0.49%

  This limit excludes interest, taxes and certain non-routine expenses.

  For the period December 16, 2004 through May 1, 2005, the annual operating expenses were 0.00% for both Investors Shares and Select Shares.

e These add up to a net loss on investments of $2,044.


                                                         See financial notes. 65

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND

Statements of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on December 16, 2004, it has no prior report period. All numbers are x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                                              12/16/04-8/31/05
Net investment income                                                   $6,504
Net realized losses                                                       (533)
Net unrealized losses                                         +         (1,511)
                                                              -----------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   4,460

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                                            215
Select Shares                                                 +          6,213
                                                              -----------------
TOTAL DIVIDENDS FROM NET INVESTMENT
INCOME                                                                  $6,428 a

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                                            12/16/04-8/31/05
                                                         SHARES          VALUE
SHARES SOLD
Investor Shares                                           2,663        $26,571
Select Shares                                        +   76,735        766,122
                                                     --------------------------
TOTAL SHARES SOLD                                        79,398       $792,693

SHARES REINVESTED
Investor Shares                                              13           $133
Select Shares                                        +      464          4,620
                                                     --------------------------
TOTAL SHARES REINVESTED                                     477         $4,753

SHARES REDEEMED
Investor Shares                                            (760)       ($7,577)
Select Shares                                        +  (25,313)      (252,385)
                                                     --------------------------
TOTAL SHARES REDEEMED                                   (26,073)     ($259,962)

NET TRANSACTIONS IN FUND
SHARES                                                   53,802       $537,484

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                                            12/16/04-8/31/05
                                                         SHARES     NET ASSETS
Beginning of period                                          --            $--
Total increase                                        +  53,802        535,516 b
                                                      -------------------------
END OF PERIOD                                            53,802       $535,516 c

  Unless stated, all numbers x 1,000.

a The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $76 for the current period.


66 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                        9/1/04-      9/1/03-      9/1/02-      9/1/01-      9/1/00-
                                                                        8/31/05      8/31/04      8/31/03      8/31/02      8/31/01
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                    10.63        10.57        10.66        10.51        10.22
                                                                        ------------------------------------------------------------
Income from investment operations:
   Net investment income                                                   0.33         0.31         0.32         0.34         0.40
   Net realized and unrealized gains or losses                            (0.20)        0.06        (0.09)        0.15         0.29
                                                                        ------------------------------------------------------------
   Total income from investment operations                                 0.13         0.37         0.23         0.49         0.69
Less distributions:
   Dividends from net investment income                                   (0.33)       (0.31)       (0.32)       (0.34)       (0.40)
                                                                        ------------------------------------------------------------
Net asset value at end of period                                          10.43        10.63        10.57        10.66        10.51
                                                                        ------------------------------------------------------------
Total return (%)                                                           1.21         3.59         2.15         4.66         6.95

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                                  0.61         0.61         0.58         0.49         0.49
   Gross operating expenses                                                0.61         0.61         0.60         0.66         0.67
   Net investment income                                                   3.10         2.97         2.96         3.29         3.83
Portfolio turnover rate                                                       6           17           11           17           30
Net assets, end of period ($ x 1,000,000)                                   136          164          174          184          145


                                                         See financial notes. 67

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                          COST           VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 98.9%  MUNICIPAL BONDS                                   131,248        134,257

  0.0%  OTHER INVESTMENT
        COMPANIES                                              58             58
--------------------------------------------------------------------------------
 98.9%  TOTAL INVESTMENTS                                 131,306        134,315

  1.1%  OTHER ASSETS AND
        LIABILITIES                                                        1,476
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       135,791

  ISSUER
  PROJECT                                                                                     MATURITY    FACE AMOUNT       VALUE
     TYPE OF SECURITY, SERIES                                                        RATE       DATE      ($ x 1,000)    ($ x 1,000)
  MUNICIPAL BONDS 98.9% of net assets

  FIXED-RATE OBLIGATIONS 98.8%
  ----------------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA 94.2%

  ALAMEDA COUNTY
  Refunding & Capital Projects
+    Certificates of Participation, Series 1998A                                     5.00%    12/01/06          3,480          3,574
+    Certificates of Participation, Series 2001A                                     5.38%    12/01/09          5,000          5,471

+ ASSOCIATION OF BAY AREA GOVERNMENTS
  Brandeis Hillel Day School
     Revenue Bonds, Series 2001                                                      3.75%    08/01/31          4,000          4,031

+ BURBANK UNIFIED SCHOOL DISTRICT
  1997 Election
     General Obligation Bonds, Series C                                              3.00%    08/01/06          1,820          1,824

  CALIFORNIA DEPARTMENT OF WATER RESOURCES
     Power Supply Revenue Bonds, Series 2002A                                        5.50%    05/01/10          1,315          1,436

  CALIFORNIA HEALTH FACILITIES FINANCE AUTHORITY
  Kaiser Permanente
     Revenue Bonds, Series 1998B                                                     5.00%    10/01/08          2,500          2,655

  CALIFORNIA STATE
+    Economic Recovery Bonds Series 2004A                                            5.25%    07/01/14          3,000          3,383
     General Obligation Bonds, Series 1992                                           6.30%    09/01/06          2,235          2,309
+    General Obligation Bonds, Series 1998                                           5.50%    12/01/11          1,665          1,872
     General Obligation Bonds, Series 2002                                           5.25%    02/01/11          3,500          3,819
+    General Obligation Refunding Bonds, Series 2002                                 5.00%    02/01/12          4,000          4,377


68 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

  ISSUER
  PROJECT                                                                                     MATURITY    FACE AMOUNT       VALUE
     TYPE OF SECURITY, SERIES                                                        RATE       DATE      ($ x 1,000)    ($ x 1,000)
  CALIFORNIA STATE PUBLIC WORKS BOARD
+    Energy Efficiency Revenue Refunding Bonds,
     Series 1998B                                                                    4.00%    09/01/06          1,155          1,167
  Regents of the University of California
     Lease Revenue Refunding Bonds, Series 1998A                                     5.25%    12/01/07          2,000          2,105
+ UCLA Replacement Hospitals
     Lease Revenue Bonds, Series 2002A                                               4.75%    10/01/09          3,005          3,193

  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
  Kaiser Permanente
     Revenue Bonds, Series 2002D                                                     4.35%    03/01/07          2,000          2,033
+ Sherman Oaks
     Revenue Refunding Bonds, Series 1998A                                           5.00%    08/01/06          2,500          2,548

+ EL DORADO COUNTY PUBLIC AGENCY FINANCING AUTHORITY
     Revenue Bonds, Series 1996                                                      5.60%    02/15/12          3,000          3,099

  FREMONT UNION HIGH SCHOOL DISTRICT
  Election of 1998
     General Obligation Bonds, Series 2000B                                          5.75%    09/01/08          1,520          1,644

  GOLDEN STATE TOBACCO SECURITIZATION CORP.
     Enhanced Tobacco Settlement Asset-Backed Bonds,
     Series 2005A                                                                    5.00%    06/01/19          2,500          2,618

  INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
+    Refunding Revenue Bonds, Series 1999A                                           5.00%    11/01/08          1,210          1,287
+    Refunding Revenue Bonds, Series 1999A                                           5.00%    11/01/09          1,375          1,484

  LONG BEACH
     Harbor Revenue Bonds, Series 2000A                                              5.50%    05/15/10          4,000          4,325

+ LOS ANGELES
  American Academy of Dramatic Arts
     Certificates of Participation, Series 2000A                                     4.70%    11/01/05          1,300          1,304

  LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY
+    Pooled Financing Refunding Bonds, Series 1998F                                  5.00%    09/01/07            810            844
  Bunker Hill Project
     Subordinate Lien Tax Allocation Bonds, Series 2004                              4.00%    03/01/10          1,950          1,958
+ Vermont Manchester Social Services
     Lease Revenue Bonds, Series 2005                                                5.00%    09/01/14          1,995          2,184

+ LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY
  Gold Line Eastside Extension
     Capital Grant Receipts Revenue Bonds, Series 2005A                              5.00%    10/01/11          4,000          4,336

+ LOS ANGELES STATE BUILDING AUTHORITY
  California Department of General Services
     Lease Revenue Refunding Bonds, Series 1993A                                     5.63%    05/01/11          3,500          3,843

  LOS ANGELES UNIFIED SCHOOL DISTRICT
  1997 Election
     General Obligation Bonds, Series 2000D                                          5.50%    07/01/10          4,000          4,408

  NORTHERN CALIFORNIA POWER AGENCY
  Geothermal 3
     Refunding Revenue Bonds, Series 1993A                                           5.60%    07/01/06          2,000          2,047


                                                         See financial notes. 69

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

  ISSUER
  PROJECT                                                                                     MATURITY    FACE AMOUNT       VALUE
     TYPE OF SECURITY, SERIES                                                        RATE       DATE      ($ x 1,000)    ($ x 1,000)
  OAKLAND
  Oakland Museum
+    Refunding Certificates of Participation, Series 2002A                           5.00%    04/01/10          2,015         2,181
+    Refunding Certificates of Participation, Series 2002A                           5.00%    04/01/11          1,460         1,594

+ OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
  Vista Del Oro Apartments
     Multi-Family Rental Housing Refunding Revenue Bonds,
     Series 2001A                                                                    4.45%    04/01/31          1,250         1,306

+ ORANGE COUNTY
     Recovery Certificates of Participation, Series 1996A                            6.00%    07/01/08          3,000         3,252

+ PORT OF OAKLAND
     Revenue Bonds, Series 2000K                                                     5.50%    11/01/08          3,000         3,194

+ RANCHO CALIFORNIA WATER DISTRICT FINANCING AUTHORITY
     Refunding Revenue Bonds, Series 1995                                            5.88%    11/01/10          1,500         1,537

+ REDDING JOINT POWERS FINANCING AUTHORITY
     Electric System Revenue Bonds, Series 1996A                                     5.50%    06/01/11          2,000         2,077

  RIVERSIDE
  Capital Improvement Projects
+    Certificates of Participation, Series 2003                                      5.00%    09/01/14          1,470         1,628
+    Certificates of Participation, Series 2003                                      5.00%    09/01/15          1,545         1,696

+ RIVERSIDE COUNTY ASSET LEASING CORP.
  Riverside County Hospital
     Leasehold Revenue Bonds, Series 2003A                                           5.00%    06/01/09          2,555         2,720

  SACRAMENTO FINANCE AUTHORITY
     Refunding Revenue Bonds, Series 2002                                            4.50%    07/01/08          2,865         2,963

+ SAN BERNARDINO COUNTY
     Multi-Family Housing Refunding Revenue Bonds,
     Series 2001A                                                                    4.45%    05/01/31          1,300         1,379

+ SAN DIEGO UNIFIED SCHOOL DISTRICT
  1998 Election
     General Obligation Bonds, Series 2004F                                          5.00%    07/01/15          1,095         1,212

  SAN FRANCISCO AIRPORTS COMMISSION
  San Francisco International Airport
+    Second Series Revenue Bonds, Issue 15A                                          5.50%    05/01/09          2,000         2,137
+    Second Series Revenue Bonds, Issue 22                                           5.25%    05/01/11          3,065         3,236

  SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
     Bridge Toll Notes, Series 1999                                                  5.00%    02/01/07            500           510

  SAN FRANCISCO STATE UNIVERSITY
  Auxiliary Organization
     Student Housing Revenue Bonds, Series 1999                                      5.00%    07/01/08            400           414

+ SAN JOSE
     Airport Revenue Refunding Bonds, Series 2002B                                   5.00%    03/01/11          2,625         2,801

+ SAN JOSE REDEVELOPMENT AGENCY
  Merged Area Redevelopment
     Tax Allocation Bonds, Series 2002                                               4.00%    08/01/10          5,000         5,208


70 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

  ISSUER
  PROJECT                                                                                     MATURITY    FACE AMOUNT       VALUE
     TYPE OF SECURITY, SERIES                                                        RATE       DATE      ($ x 1,000)    ($ x 1,000)
+ SANTA CLARA COUNTY FINANCING AUTHORITY
  VMC Facility
     Lease Revenue Bonds, Series 1994A                                               7.75%    11/15/10          1,000          1,211

+ TEMECULA VALLEY UNIFIED SCHOOL DISTRICT
     General Obligation Refunding Bonds, Series 2004                                 6.00%    08/01/07          1,000          1,059

  VERNON
  Malburg Generating Station
+    Electric System Revenue Bonds, Series 2003C                                     5.00%    04/01/11          1,320          1,390
+    Electric System Revenue Bonds, Series 2003C                                     5.25%    04/01/15          1,905          2,018
                                                                                                                         -----------
                                                                                                                             127,901

  PUERTO RICO 4.6%

+ PUERTO RICO AQUEDUCT & SEWERAGE AUTHORITY
     Refunding Bonds, Series 1995                                                    6.00%    07/01/06          3,000          3,079

+ PUERTO RICO ELECTRIC POWER AUTHORITY
     Power Revenue Refunding Bonds, Series CC                                        5.50%    07/01/08          3,000          3,177
                                                                                                                         -----------
                                                                                                                               6,256
  VARIABLE RATE OBLIGATIONS 0.1%
  ----------------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA 0.1%

+ CALIFORNIA DEPARTMENT OF WATER RESOURCES
     Power Supply Revenue Bonds, Series 2002B-2                                      2.35%    09/01/05            100            100

  SECURITY AND NUMBER OF SHARES

  OTHER INVESTMENT COMPANIES 0.0% of net assets

  PROVIDENT INSTITUTIONAL FUNDS - CALIFORNIA MONEY FUND PORTFOLIO    58,328                                                       58

END OF INVESTMENTS.


                                                         See financial notes. 71

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at value                                                   $134,315 a
Receivables:
   Fund shares sold                                                           30
   Interest                                                                1,637
Prepaid expenses                                                     +         2
                                                                     ------------
TOTAL ASSETS                                                             135,984

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                       35
   Dividends to shareholders                                                 113
   Investment adviser and administrator fees                                   3
   Transfer agent and shareholder service fees                                 3
Accrued expenses                                                     +        39
                                                                     ------------
TOTAL LIABILITIES                                                            193

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                             135,984
TOTAL LIABILITIES                                                    -       193
                                                                     ------------
NET ASSETS                                                              $135,791

NET ASSETS BY SOURCE
Capital received from investors                                          132,848
Net investment income not yet distributed                                      8
Net realized capital losses                                                  (74)
Net unrealized capital gains                                               3,009

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$135,791         13,018            $10.43


  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $131,306.

  Not counting short-term obligations, the fund's security transactions during the period were:
     Purchases           $9,095
     Sales/maturities   $24,170

  The fund's total security transactions with other Schwab Funds during the period were $35,870.

FEDERAL TAX DATA
-------------------------------------------------
PORTFOLIO COST                          $131,297
NET UNREALIZED GAINS AND LOSSES:
Gains                                     $3,167
Losses                                +     (149)
                                      -----------
                                          $3,018

AS OF AUGUST 31, 2005:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                           $113
Long-term capital gains                      $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2008                                       $28
  2012                                        10
  2013                                +       22
                                      -----------
                                             $60

DEFERRED CAPITAL LOSSES                      $14

RECLASSIFICATIONS:
Net investment income
  not yet distributed                        ($4)
Reclassified as:
Net realized capital gains                    $4


72 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2004 through August 31, 2005. All numbers are x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Interest                                                                  $5,581

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized losses on investments                                           (18)

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized losses on investments                                      (2,927)

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                    451 a
Transfer agent and shareholder service fees                                  376 b
Trustees' fees                                                                 8 c
Custodian and portfolio accounting fees                                       15
Professional fees                                                             31
Registration                                                                   3
Shareholder reports                                                           17
Other expenses                                                        +       16
                                                                      -----------
TOTAL EXPENSES                                                               917 d

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    5,581
TOTAL EXPENSES                                                        -      917
                                                                      -----------
NET INVESTMENT INCOME                                                      4,664
NET REALIZED LOSSES                                                          (18) e
NET UNREALIZED LOSSES                                                 +   (2,927) e
                                                                      -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $1,719

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets through November 15, 2005.

e These add up to a net loss on investments of $2,945.


                                                         See financial notes. 73

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             9/1/04-8/31/05      9/1/03-8/31/04
Net investment income                                $4,664              $5,034
Net realized losses                                     (18)                (47)
Net unrealized gains or losses               +       (2,927)                896
                                             -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                1,719               5,883

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 $4,662              $5,029 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                      9/1/04-8/31/05         9/1/03-8/31/04
                                    SHARES        VALUE     SHARES        VALUE
Shares sold                          2,259      $23,744      4,542      $48,371
Shares reinvested                      312        3,282        361        3,835
Shares redeemed                   + (4,934)     (51,844)    (5,948)     (63,157)
                                  ----------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                              (2,363)    ($24,818)    (1,045)    ($10,951)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     9/1/04-8/31/05           9/1/03-8/31/04
                                 SHARES     NET ASSETS     SHARES    NET ASSETS
Beginning of period              15,381       $163,552     16,426      $173,649
Total decrease                +  (2,363)       (27,761)    (1,045)      (10,097) b
                              --------------------------------------------------
END OF PERIOD                    13,018       $135,791     15,381      $163,552  c

  Unless stated, all numbers are x 1,000.

a The fund has designated 100% of its dividends for the current and prior report periods as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $8 and $10 for the current and prior period, respectively.


74 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE
BOND FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                 9/1/04-   9/1/03-   9/1/02-   9/1/01-   9/1/00-
                                                 8/31/05   8/31/04   8/31/03   8/31/02   8/31/01
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            11.78     11.45     11.69     11.63     11.06
                                                 ---------------------------------------------------------
Income from investment operations:
   Net investment income                           0.51      0.50      0.49      0.53      0.55
   Net realized and unrealized gains or losses     0.10      0.33     (0.24)     0.05      0.57
                                                 ---------------------------------------------------------
   Total income from investment operations         0.61      0.83      0.25      0.58      1.12
Less distributions:
   Dividends from net investment income           (0.50)    (0.50)    (0.49)    (0.52)    (0.55)
   Distributions from net realized gains          (0.05)       --        --        --        --
                                                 ---------------------------------------------------------
   Total distributions                            (0.55)    (0.50)    (0.49)    (0.52)    (0.55)
                                                 ---------------------------------------------------------
Net asset value at end of period                  11.84     11.78     11.45     11.69     11.63
                                                 ---------------------------------------------------------
Total return (%)                                   5.24      7.36      2.14      5.14     10.38

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                          0.61      0.61      0.58      0.49      0.49
   Gross operating expenses                        0.61      0.61      0.60      0.64      0.65
   Net investment income                           4.27      4.30      4.16      4.58      4.86
Portfolio turnover rate                               8        15        29        34        37
Net assets, end of period ($ x 1,000,000)           199       180       194       238       215


                                                         See financial notes. 75

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

+ Credit-enhanced security

~ Liquidity-enhanced security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 98.6%  MUNICIPAL BONDS                                    184,949       196,705

  0.2%  OTHER INVESTMENT
        COMPANIES                                              408           408
--------------------------------------------------------------------------------
 98.8%  TOTAL INVESTMENTS                                  185,357       197,113

  1.2%  OTHER ASSETS AND
        LIABILITIES                                                        2,360
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       199,473

      ISSUER
      PROJECT                                                                MATURITY     FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                  RATE        DATE       ($ x 1,000)     ($ x 1,000)
      MUNICIPAL BONDS   98.6% of net assets

      FIXED-RATE OBLIGATIONS  97.1%
      ---------------------------------------------------------------------------------------------------------------
      CALIFORNIA  97.1%

    + ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
         Senior Lien Revenue Bonds, Series 1999A                   5.13%     10/01/16           1,170           1,272

    + ALAMEDA COUNTY
      Alameda County Medical Center
         Certificates of Participation, Series 1998                5.38%     06/01/18           3,400           3,643

    + ANAHIEM PUBLIC FINANCING AUTHORITY
         Senior Lease Revenue Bonds, Series 1997A                  6.00%     09/01/24           5,000           6,170

      ASSOCIATION OF BAY AREA GOVERNMENTS
    + Brandeis Hillel Day School
         Revenue Bonds, Series 2001                                3.75%     08/01/31           1,700           1,713
    + California Redevelopment Agency Pool
         Tax Allocation Revenue Bonds, Series 1997A-6              5.25%     12/15/17           1,200           1,280
      Lytton Gardens
         Revenue Certificates of Participation, Series 1999        6.00%     02/15/30           3,000           3,197
      Schools of the Sacred Heart
         Revenue Bonds, Series 2000A                               6.45%     06/01/30           1,500           1,624

    + BREA OLINDA UNIFIED SCHOOL DISTRICT
         General Obligation Bonds, Series 1999A                    5.60%     08/01/20           1,000           1,105

      BURBANK PUBLIC FINANCE AUTHORITY
      Golden State Redevelopment
    +    Revenue Bonds, Series 2003A                               5.25%     12/01/17           2,825           3,161
    +    Revenue Bonds, Series 2003A                               5.25%     12/01/18           2,175           2,417


76 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                MATURITY     FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                  RATE        DATE       ($ x 1,000)     ($ x 1,000)
      CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                  5.75%     05/01/17           3,000           3,379

      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      California College of Arts and Crafts
         Revenue Bonds, Series 2001                                5.75%     06/01/25           1,800           1,912
    + Pepperdine University
         Revenue Bonds, Series 2000                                5.75%     09/15/30           3,000           3,272

      CALIFORNIA HEALTH FACILITIES FINANCE AUTHORITY
    + Cedars-Sinai Medical Center
         Revenue Bonds, Series 1999A                               6.13%     12/01/19           2,750           3,104
    + Childrens Hospital - San Diego
         Hospital Revenue Refunding Bonds, Series 1996             5.38%     07/01/16           5,180           5,381

      CALIFORNIA HOUSING FINANCE AGENCY
         Multi-unit Rental Housing Revenue Bonds II,
         Series 1992B                                              6.70%     08/01/15             730             736

      CALIFORNIA INFRASTRUCTURE & ECONOMIC
      DEVELOPMENT BANK
      J. David Gladstone Institutes
         Revenue Bonds, Series 2001                                5.50%     10/01/19           1,250           1,363

      CALIFORNIA STATE
         General Obligation Bonds, Series 2000                     5.63%     05/01/18           1,000           1,107
         Various Purpose General Obligation Bonds                  5.25%     11/01/17           3,000           3,320
    + Department of Veterans Affairs
         Home Purchase Revenue Bonds, Series 2002A                 5.30%     12/01/21           5,000           5,379

      CALIFORNIA STATE PUBLIC WORKS BOARD
      Department of Corrections
         Lease Revenue Bonds, Series 2003                          5.50%     06/01/17           6,970           7,712

      CALIFORNIA STATEWIDE COMMUNITIES
      DEVELOPMENT AUTHORITY
    +    Collateralized Revenue Bonds, Series 2001A                7.00%     04/20/36           4,000           4,584
      Daughters of Charity Health System
         Revenue Bonds, Series 2005A                               5.25%     07/01/24           1,500           1,592
         Revenue Bonds, Series 2005G                               5.00%     07/01/22           1,000           1,047
         Revenue Bonds, Series 2005H                               5.25%     07/01/25           1,000           1,059
      Huntington Memorial Hospital
         Revenue Bonds, Series 2005                                5.00%     07/01/18           6,190           6,683
      Internext Group
         Certicates of Participation, Series 1999                  5.38%     04/01/17           5,000           5,167

    + COLTON PUBLIC FINANCE AUTHORITY
         Special Tax Revenue Bonds, Series 1996                    5.45%     09/01/19           3,020           3,149

      CONTRA COSTA COUNTY PUBLIC FINANCING AUTHORITY
         Tax Allocation Revenue Bonds, Series 2003A                5.63%     08/01/33           5,000           5,316

      EAST BAY MUNICIPAL UTILITY DISTRICT
      Water System
         Subordinate Revenue Bonds, Series 1998                    5.25%     06/01/19           2,600           2,773
    +    Subordinate Revenue Bonds, Series 2005A                   5.00%     06/01/35           4,000           4,280

    + ESCONDIDO
         Revenue Certificates of Participation, Series 2000A       6.00%     09/01/31           1,945           2,192


                                                         See financial notes. 77

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                MATURITY     FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                  RATE        DATE       ($ x 1,000)     ($ x 1,000)

      FONTANA REDEVELOPMENT AGENCY
      Jurupa Hills
         Tax Allocation Refunding Bonds, Series 1997A              5.50%     10/01/19           3,500           3,668

    + FOOTHILL-EASTERN TRANSPORTATION CORRIDOR AGENCY
         Toll Road Refunding Revenue Bonds, Series 1999            5.13%     01/15/19           5,000           5,369

      GOLDEN STATE TOBACCO SECURITIZATION CORP.
         Enhanced Tobacco Settlement Asset-Backed Bonds,
         Series 2005A                                              5.00%     06/01/19           2,500           2,618

    + HUNTINGTON BEACH
      Capital Improvement Financing
         Lease Revenue Bonds, Series 2000A                         5.50%     09/01/20           1,500           1,647

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redevelopment
         Tax Allocation Refunding Revenue Bonds,
         Series 1998A                                              5.25%     05/01/16           1,000           1,134

    + LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY
      Vermont Manchester Social Services
         Lease Revenue Bonds, Series 2005                          5.00%     09/01/17           2,310           2,514

    + LYNWOOD PUBLIC FINANCING AUTHORITY
      Public Capital Improvement
         Lease Revenue Refunding Bonds, Series 2003                5.00%     09/01/18           1,000           1,083

    + MONTCLAIR FINANCING AUTHORITY
      Public Facilities
         Lease Revenue Bonds Series 2005                           4.60%     10/01/25           2,000           2,045

      OAKLAND JOINT POWER FINANCING AUTHORITY
         Reassessment Revenue Bonds, Series 1999                   5.50%     09/02/24             990          1,062

    + OAKLAND REDEVELOPMENT AGENCY
      Central District Redevelopment
         Subordinated Tax Allocation Bonds, Series 2003            5.50%     09/01/14           1,615           1,832

    + ORANGE COUNTY
         Recovery Certificates of Participation, Series 1996A      5.70%     07/01/10           1,450           1,514

    + PORT OF OAKLAND
         Revenue Bonds, Series 2000K                               5.75%     11/01/29           3,500           3,765

      RIVERSIDE PUBLIC FINANCE AUTHORITY
      Riverside County Redevelopment
         Tax Allocation Revenue Bonds, Series 1997A                5.63%     10/01/33           4,905           5,114

      SACRAMENTO COUNTY SANITATION DISTRICT
         Revenue Bonds, Series 2000A                               5.88%     12/01/27           1,000           1,018

      SACRAMENTO FINANCE AUTHORITY
    +    Capital Improvement Revenue Bonds, Series 1999            5.88%     12/01/29           3,000           3,390
    +    Revenue Bonds, Series 2002A                               5.38%     12/01/20           2,875           3,260
    + California EPA Building Project
         Lease Revenue Bonds, Series 1998A                         5.25%     05/01/19           1,575           1,689

    + SALINAS VALLEY SOLID WASTE AUTHORITY
         Revenue Bonds, Series 2002                                5.13%     08/01/22           2,210           2,346


78 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                MATURITY     FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                  RATE        DATE       ($ x 1,000)     ($ x 1,000)

      SAN DIEGO REDEVELOPMENT AGENCY
      Horton Plaza Redevelopment
         Subordinate Tax Allocation Bonds, Series 2000             5.80%     11/01/21           2,500           2,702

      SAN FRANCISCO AIRPORTS COMMISSION
      San Francisco International Airport
    +    Second Series Revenue Bonds, Issue 12B                    5.63%     05/01/21           2,000           2,054
    +    Second Series Revenue Bonds, Issue 22                     5.00%     05/01/19           2,000           2,071
    +    Second Series Revenue Bonds, Issue 30                     5.00%     05/01/17           2,000           2,175

      SAN FRANCISCO BAY AREA RAPID TRANSIT
    +    Sales Tax Revenue Bonds, Series 1999                      5.50%     07/01/26           1,000           1,099
    +    Sales Tax Revenue Bonds, Series 1999                      5.50%     07/01/34           2,500           2,748

    + SAN FRANCISCO PORT COMMISSION
         Refunding Revenue Bonds, Series 2004                      4.00%     07/01/08           1,200           1,235

      SAN FRANCISCO STATE UNIVERSITY
      Auxilary Organization
         Student Housing Revenue Bonds, Series 1999                5.20%     07/01/19           1,150           1,194

    + SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
      Lopez Dam
         Improvement Revenue Bonds, Series 2000A                   5.38%     08/01/24           1,000           1,077

    + SANTA ANA UNIFIED SCHOOL DISTRICT
      Election of 1999
         General Obligation Bonds, Series 2000                     5.70%     08/01/29           6,000           6,727

    + SANTA CLARA COUNTY FINANCING AUTHORITY
      VMC Facility
         Lease Revenue Bonds, Series 1994A                         7.75%     11/15/10           1,460           1,768

    + SANTA CLARA REDEVELOPMENT AGENCY
      Bayshore North
         Tax Allocation Revenue Refunding Bonds,
         Series 1992                                               7.00%     07/01/10           1,500           1,664

    + SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
         Special Tax Revenue Bonds, Series 1999A                   5.25%     08/15/18           3,095           3,343

      STOCKTON COMMUNITY FACILITIES DISTRICT
      Mello Roos Community Facilities District # 1
         Revenue Bonds, Series 1998A                               5.80%     09/01/14           5,875           6,180

    + TAFT CITY ELEMENTARY SCHOOL DISTRICT
         General Obligation Bonds, Series 2001A                    4.90%     08/01/20           1,080           1,154

    + TRI-CITY HOSPITAL DISTRICT
         Refunding Revenue Bonds, Series 1996A                     5.63%     02/15/17           1,000           1,031

    + TRUCKEE PUBLIC FINANCING AUTHORITY
         Lease Revenue Bonds, Series 2000A                         5.88%     11/01/25           1,490           1,639

    + UNIVERSITY OF CALIFORNIA
      UC Davis Medical Center
         Hospital Revenue Bonds, Series 1996                       5.75%     07/01/06             500             517

    + VALLEJO
      Water Improvement
         Refunding Revenue Bonds, Series 1996A                     5.70%     05/01/16           2,000           2,076


                                                         See financial notes. 79

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                MATURITY     FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                  RATE        DATE       ($ x 1,000)     ($ x 1,000)

      WEST BASIN WATER DISTRICT
    +    Revenue Refunding Certificates of Participation,
         Series 1997A                                              5.50%     08/01/22           1,000           1,055
    +    Revenue Refunding Bonds, Series 2003A                     5.25%     08/01/14           2,500           2,818

      WHITTIER
      Presbyterian Intercommunity Hospital
         Revenue Bonds, Series 2002                                5.60%     06/01/22           2,000           2,121
                                                                                                          -----------
                                                                                                              193,605

      VARIABLE RATE OBLIGATIONS  1.5%
      ---------------------------------------------------------------------------------------------------------------
      CALIFORNIA  1.5%

    + CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B-2                2.35%     09/01/05           1,800           1,800

    ~ CALIFORNIA STATE
         Economic Recovery Bonds, Series 2004C-3                   2.26%     09/01/05           1,000           1,000

    ~ ORANGE COUNTY SANITATION DISTRICT
         Refunding Certificates of Participation,
         Series 2000A                                              2.20%     09/01/05             300             300
                                                                                                          -----------
                                                                                                                3,100

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES   0.2% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      CALIFORNIA MONEY FUND PORTFOLIO  408,089                                                                    408

END OF INVESTMENTS.


80 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                   $197,113 a
Receivables:
   Fund shares sold                                                           75
   Interest                                                                2,650
Prepaid expenses                                                    +          2
                                                                    ------------
TOTAL ASSETS                                                             199,840

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                       37
   Dividends to shareholders                                                 277
   Investment adviser and administrator fees                                   5
   Transfer agent and shareholder service fees                                 4
Accrued expenses                                                    +         44
                                                                    ------------
TOTAL LIABILITIES                                                            367

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             199,840
TOTAL LIABILITIES                                                   -        367
                                                                    ------------
NET ASSETS                                                              $199,473

NET ASSETS BY SOURCE
Capital received from investors                                          187,246
Net investment income not yet distributed                                    279
Net realized gains                                                           192
Net unrealized capital gains                                              11,756

NET ASSET VALUE (NAV)
                     SHARES
NET ASSETS     /     OUTSTANDING     =     NAV
$199,473             16,844                $11.84

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $185,357.

  Not counting short-term obligations, the fund's security transactions during the period were:

     Purchases                       $29,695
     Sales/maturities                $14,702

  The fund's total security transactions with other Schwab Funds during the period were $38,610.

  FEDERAL TAX DATA
  --------------------------------------------------
  PORTFOLIO COST                           $185,079

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                     $12,059
  Losses                                +       (25)
                                        ------------
                                            $12,034

  AS OF AUGUST 31, 2005:

  UNDISTRIBUTED EARNINGS:
  Tax-exempt income                            $277
  Ordinary income                               $23
  Long-term capital gains                      $169

  RECLASSIFICATIONS:
  Net investment income
     not yet distributed                        ($8)
  Reclassified as:
  Net realized capital gains                     $8


                                                         See financial notes. 81

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2004 through August 31, 2005. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $9,141

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments                                            184

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        1,411

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    564 a
Transfer agent and shareholder service fees                                  470 b
Trustees' fees                                                                 8 c
Custodian and portfolio accounting fees                                       18
Professional fees                                                             32
Registration fees                                                              4
Shareholder reports                                                           19
Other expenses                                                         +      19
                                                                       ---------
TOTAL EXPENSES                                                             1,134

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    9,141
TOTAL EXPENSES                                                         -   1,134
                                                                       ---------
NET INVESTMENT INCOME                                                      8,007
NET REALIZED GAINS                                                           184 d
NET UNREALIZED GAINS                                                   +   1,411 d
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $9,602

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d These add up to a net realized gain on investments $1,595.


82 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                              9/1/04-8/31/05     9/1/03-8/31/04
Net investment income                                 $8,007             $8,065
Net realized gains                                       184                828
Net unrealized gains                          +        1,411              4,282
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 9,602             13,175

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  $7,936             $8,013
Distributions from net realized gains         +          723                 --
                                              ----------------------------------
TOTAL DISTRIBUTIONS                                   $8,659             $8,013 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    9/1/04-8/31/05            9/1/03-8/31/04
                                SHARES          VALUE     SHARES          VALUE
Shares sold                      4,394        $51,886      2,403        $28,163
Shares reinvested                  440          5,188        452          5,275
Shares redeemed              +  (3,283)       (38,729)    (4,468)       (52,007)
                             ---------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                           1,551        $18,345     (1,613)      ($18,569)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                   9/1/04-8/31/05            9/1/03-8/31/04
                               SHARES     NET ASSETS     SHARES      NET ASSETS
Beginning of period            15,293       $180,185     16,906        $193,592
Total increase or
decrease                    +   1,551         19,288     (1,613)        (13,407) b
                            ----------------------------------------------------
END OF PERIOD                  16,844       $199,473     15,293        $180,185 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/05 are:

  Tax-exempt income               $7,936
  Ordinary income                    $51
  Long-term capital gains           $672

  PRIOR YEAR:
  Tax-exempt income               $8,013

  The fund has designated 100% of its dividends from net investment income for the current and prior report periods as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $279 and $254 for the current and prior period, respectively.


                                                         See financial notes. 83

SCHWAB TAX-FREE BOND FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB TAX-FREE YIELDPLUS FUND(TM) AND SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND(TM) OFFER TWO SHARE CLASSES: Investor Shares and Select Shares(R). Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, California Short/Intermediate Tax-Free Bond Fund, and California Long-Term Tax-Free Bond Fund each offers one share class.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
  Schwab 1000 Fund
  Schwab YieldPlus Fund
  Schwab Short-Term Bond Market Fund
  Schwab Total Bond Market Fund
  Schwab GNMA Fund
  Schwab Tax-Free YieldPlus Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab California Tax-Free YieldPlus Fund
  Schwab California Short/Intermediate Tax-Free
    Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

SCHWAB TAX-FREE BOND FUNDS

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A., and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

SCHWAB TAX-FREE BOND FUNDS

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees. In the determination of a fair valuation the guidelines include but are not limited to the use of analytical data, business conditions, recent trades, general and/or specific market trends and any emergency or significant events that could have a material impact on the value of the security.

   FUTURES: open contracts are valued at their settlement prices as of the close of their exchanges. When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
Schwab Tax-Free YieldPlus Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Tax-Free YieldPlus Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Tax-Free YieldPlus Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, Schwab California Tax-Free YieldPlus Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, and Schwab California Long-Term Tax-Free Bond Fund (the "Funds") at August 31, 2005, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 18, 2005

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Company Act of 1940 (the "1940 Act") requires that initial approval of, as well as the continuation of, a fund's investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund's trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the "SEC") takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the "Board") calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the "Trust") and CSIM (the "Agreement") with respect to existing funds in the Trust, including the Schwab Tax-Free YieldPlus Fund, the Schwab Short/Intermediate Tax-Free Bond Fund, the Schwab Long-Term Tax-Free Bond Fund, the Schwab California Tax-Free YieldPlus Fund, the Schwab California Short/Intermediate Tax-Free Bond Fund, and the Schwab California Long-Term Tax-Free Bond, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM's affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The trustees also receive a memorandum from counsel to the Independent Trustees regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees receive advice from their counsel, meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

At the May 24, 2005 meeting of the Board, the trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement for an additional one year period. The Board's approval of the Agreement was based on consideration and evaluation of a variety of specific factors discussed at that meeting and at prior meetings, including:

1. the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2. each fund's investment performance and how it compared to that of certain other comparable mutual funds;

3. each fund's expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5. the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the trustees evaluated, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered the fact that Schwab's extensive branch network, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the trustees considered that the vast majority of the funds' investors are also brokerage clients of Schwab, and that CSIM and its affiliates are uniquely positioned to provide services and support to the funds and such shareholders. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement.

FUND PERFORMANCE. The Board considered fund performance in determining whether to renew the Agreement. Specifically, the trustees considered each fund's performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the trustees considered the composition of the peer group, selection criteria and the reputation of the third party who prepared the peer group analysis. In evaluating the performance of each fund, the trustees considered both market risk and shareholder risk expectations for such fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement.

FUND EXPENSES. With respect to the funds' expenses, the trustees considered the rate of compensation called for by the Agreement, and each fund's net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The trustees considered the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap. The trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the unique legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement.

PROFITABILITY. With regard to profitability, the trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the trustees reviewed management's profitability analyses, together with certain commentary thereon from an independent accounting firm. The trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement.

ECONOMIES OF SCALE. The trustees considered the existence of any economies of scale and whether those are passed along to a fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The trustees also considered CSIM's agreement to contractual investment advisory fee schedules which include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the trustees did not identify any particular information or factor that was all-important or controlling. Based on the trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

TRUSTEES AND OFFICERS

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote.1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the 56 Schwab Funds belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INTERESTED TRUSTEES AND OFFICERS

                         TRUST POSITION(S);
NAME AND BIRTHDATE       TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2      Chairman, Trustee:             Chairman, Chief Executive Officer and Director, The Charles Schwab
7/29/37                  Family of Funds, 1989;         Corporation, Charles Schwab & Co., Inc.; Chairman and Director, Charles
                         Investments, 1991;             Schwab Investment Management, Inc., Charles Schwab Bank, National
                         Capital Trust, 1993;           Association; Chairman and Chief Executive Officer, Schwab (SI) Holdings Inc.
                         Annuity Portfolios, 1994.      I, Schwab International Holdings, Inc.; Chief Executive Officer and
                                                        Director, Schwab Holdings, Inc.; Director, U.S. Trust Company, National
                                                        Association, U.S. Trust Corporation, United States Trust Company of New
                                                        York. Until May 2003, Co-Chief Executive Officer, The Charles Schwab
                                                        Corporation.

                                                        Trustee, Charles and Helen Schwab Foundation; Chairman, All Kinds of Minds
                                                        Institute (education), Stanford University; Chairman and Director, Charles
                                                        Schwab Foundation; Chairman of the Finance Committee, San Francisco Museum
                                                        of Modern Art.


1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INTERESTED TRUSTEES BUT NOT OFFICERS

NAME AND BIRTHDATE       TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK          2005 (all trusts).             Executive Vice President and President, Asset Management Products Enterprise
7/25/54                                                 & Services, Charles Schwab & Co; Director, Charles Schwab Asset Management
                                                        (Ireland) Limited. From September 2002 to July 2004, Mr. Merk was President
                                                        and Chief Executive Officer, Charles Schwab Investment Management, Inc. and
                                                        Executive Vice President, Charles Schwab & Co. Prior to September 2002, Mr.
                                                        Merk was President and Chief Investment Officer, American Century Investment
                                                        Management, and Director, American Century Companies, Inc. (June 2001 to
                                                        August 2002); Chief Investment Officer, Fixed, American Century Companies,
                                                        Inc. (January 1997 to June 2001).

OFFICERS OF THE TRUST

NAME AND BIRTHDATE       TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER          President, Chief               Executive Vice President, President, Director, Charles Schwab Investment
5/4/55                   Executive Officer              Management, Inc. Until 7/04: Senior Vice President for Development and
                         (all trusts).                  Distribution, Asset Management Products and Services Enterprise. Until 6/03:
                                                        Executive Vice President, Chief Financial Officer, Chief Administrative
                                                        Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD          Senior Vice President,         Senior Vice President, Chief Investment Officer, Director, Charles Schwab
4/5/55                   Chief Investment               Investment Management, Inc.; Chief Investment Officer, The Charles Schwab
                         Officer (all trusts).          Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS           Senior Vice President,         Chief Investment Officer, Fixed Income, Charles Schwab Investment
7/10/59                  Chief Investment               Management, Inc. Since 6/04: Senior Vice President, Charles Schwab
                         Officer (all trusts).          Investment Management, Inc. Until 6/04: Vice President, Charles Schwab
                                                        Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER         Senior Vice President,         Senior Vice President, Chief Investment Officer, Equities, Charles Schwab
9/29/63                  Chief Investment               Investment Management, Inc. Since 6/04: Vice President, Chief Investment
                         Officer (all trusts).          Officer, Laudus Trust and Laudus Variable Insurance Trust. Until
                                                        5/04: Vice President, Charles Schwab Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE         Chief Compliance               Senior Vice President, Institutional Compliance and Chief Compliance
11/11/60                 Officer (all trusts).          Officer, Charles Schwab Investment Management, Inc.; Chief Compliance
                                                        Officer, Laudus Trust and Laudus Variable Insurance Trust. Until 9/04: Vice
                                                        President, Charles Schwab & Co., Inc., Charles Schwab Investment Management,
                                                        Inc. Until 2002: Vice President of Internal Audit, Charles Schwab & Co.,
                                                        Inc. Prior to 2000: PricewaterhouseCoopers.

OFFICERS OF THE TRUST continued

NAME AND BIRTHDATE       TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON           Secretary (all trusts).        Senior Vice President, Chief Counsel and Assistant Corporate Secretary,
3/13/61                                                 Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy
                                                        General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief
                                                        in Enforcement at U.S. Securities and Exchange Commission in San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA           Treasurer, Principal           Senior Vice President and Chief Financial Officer, Charles Schwab Investment
6/9/64                   Financial Officer              Management, Inc.; Director, Charles Schwab Asset Management (Ireland)
                         (all trusts)                   Limited. From December 1999 to November 2004, Senior Vice President,
                                                        Financial Reporting, Charles Schwab & Co., Inc. From September 1999 to
                                                        December 1999, Chief Financial Officer, Commerzbank Capital Markets. Prior
                                                        to September 1999, Managing Director at the New York Stock Exchange.

INDEPENDENT TRUSTEES

NAME AND BIRTHDATE       TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER       2000 (all trusts).             Chairman, JDN Corp. Advisory LLC (real estate); Trustee, Stanford
8/13/60                                                 University, America First Cos., Omaha, NE (venture capital/fund management),
                                                        Redwood Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                        International (research), PMI Group, Inc. (mortgage insurance), Lucile
                                                        Packard Children's Hospital; Director, Pacific Mutual Holding Company
                                                        (insurance); Trustee, Laudus Trust and Laudus Variable Insurance Trust.
                                                        Until 2001: Stanford University, Special Assistant to the President. From
                                                        1996-2001: Vice President of Business Affairs, CFO.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD        Family of Funds, 1989;         Chief Executive Officer, Dorward & Associates (corporate management,
9/23/31                  Investments, 1991;             marketing and communications consulting). Until 1999: Executive Vice
                         Capital Trust, 1993;           President, Managing Director, Grey Advertising. Until 1996: President, Chief
                         Annuity Portfolios, 1994.      Executive Officer, Allen & Dorward Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER        2000 (all trusts).             Until February 2004, Co-Chief Executive Officer, Aphton Corporation
11/22/41                                                (bio-pharmaceuticals). Prior to August 1998, Dean of the Haas School of
                                                        Business, University of California, Berkeley (higher education). Director,
                                                        Aphton Corporation (bio-pharmaceuticals), Mission West Properties
                                                        (commercial real estate), Stratex Networks (network equipment), Genitope
                                                        Corp. (bio-pharmaceuticals), Pacific Stock & Option Exchange; Non-Executive
                                                        Chairman, Solectron Corporation (manufacturing); Trustee, Laudus Trust and
                                                        Laudus Variable Insurance Trust.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES         Family of Funds, 1989;         Chairman, Chief Executive Officer, Director, Semloh Financial, Inc.
5/15/31                  Investments, 1991;             (international financial services and investment advisory firm).
                         Capital Trust, 1993;
                         Annuity Portfolios, 1994.

INDEPENDENT TRUSTEES continued

NAME AND BIRTHDATE       TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH          2000 (all trusts).             Since 1990, Chairman and Chief Executive Officer and founder of Smith Graham
9/28/50                                                 & Co. (investment advisors). Director, Cooper Industries (electrical products, tools and hardware), Chairman, Texas Southern University
                                                        Foundation; Executive Committee & Board Member, MD Anderson Cancer Center;
                                                        Chairman of the audit committee of Northern Border Partners, M.L.P.
                                                        (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS       Family of Funds, 1989;         Managing Partner, D.R. Stephens & Co. (investments). Until 1996: Chairman,
6/28/38                  Investments, 1991;             Chief Executive Officer, North American Trust (real estate investment
                         Capital Trust, 1993;           trust).
                         Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY        Family of Funds, 1989;         Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate
8/18/43                  Investments, 1991;             investment and management, and other investments).
                         Capital Trust, 1993;
                         Annuity Portfolios, 1994.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT-WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

                                   CREDIT                           CAPACITY TO
                                  QUALITY                          MAKE PAYMENTS
INVESTMENT GRADE BONDS
                                    AAA                            Strongest

                                     AA

                                      A

                                    BBB                            Adequate

                     [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

--------------------------------------------------------------------------------

BELOW INVESTMENT GRADE BONDS

                                     BB                            Somewhat
                                                                   speculative
                                      B

                                    CCC

                                     CC

                                      C                            Highly
                                                                   speculative
                                      D                            In default

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond's sensitivity to interest rates. Calculations of duration generally take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BONDS Municipal bonds that are secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

REVENUE BONDS Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative.
Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's website at www.schwab.com/schwabfunds, the SEC's website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's website at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index(R)Fund
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Premier Equity Fund(TM)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Large-Cap Growth Fund(TM)
Schwab Financial Services Fund(TM)
Schwab Health Care Fund(TM)
Schwab Technology Fund(TM)
Schwab Institutional Select(R)S&P 500 Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio(TM)
Schwab MarketTrack Growth Portfolio(TM)
Schwab MarketTrack Balanced Portfolio (TM)
Schwab MarketTrack Conservative Portfolio(TM)
Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

MFR13656-08

SCHWAB BOND FUNDS

      ANNUAL REPORT
      August 31, 2005

      Schwab YieldPlus Fund(R)

      Schwab Short-Term
      Bond Market Fund(TM)

      Schwab Total
      Bond Market Fund(TM)

      Schwab GNMA Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Four smart, cost-effective ways investors can use bonds in an asset allocation strategy.

   IN THIS REPORT

      Management's Discussion...............................................   2

      Performance and Fund Facts
         Schwab YieldPlus Fund(R).............................   7
         Schwab Short-Term Bond Market Fund(TM)...............  10
         Schwab Total Bond Market Fund(TM)....................  12
         Schwab GNMA Fund(TM).................................  14

      Fund Expenses.........................................................  17

      Financial Statements
         Schwab YieldPlus Fund(R).............................  18
         Schwab Short-Term Bond Market Fund(TM)...............  36
         Schwab Total Bond Market Fund(TM)....................  45
         Schwab GNMA Fund(TM).................................  55

      Financial Notes.......................................................  62

      Investment Advisory Agreement Approval................................  67

      Trustees and Officers.................................................  70

      Glossary..............................................................  74

   Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).

   Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

   Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.

   Performance data quoted represents past performance and does not indicate future results. Current performance may be lower or higher. Investment value will fluctuate, and shares, when redeemed, may be worth more or less than original cost.

FROM THE CHAIRMAN

Dear Shareholder,

I founded Schwab over thirty years ago to be a home for serious investors looking for value, performance, and service. That mission continues to guide us today as we constantly innovate on behalf of investors. By continuing to provide the highest quality products and services--at a great price--we remain true to our heritage.

I take particular pride in the Schwab Funds. Founded over 15 years ago, they have now grown to include 56 funds with over $140 billion in assets serving over 5 million shareholder accounts as of this report date. With a variety of investment strategies, Schwab Funds provide a range of innovative investment choices that can serve as a foundation for your asset allocation plan. We've continued to expand our product offering over the past year, as Schwab Funds President Evelyn Dilsaver explains in more detail on the following page.

Schwab Funds is managed by Charles Schwab Investment Management, Inc., one of the largest mutual fund managers in the U.S. Our portfolio managers share a passion for market analysis and use some of the most sophisticated financial models in the country. I am proud of their depth of experience, which reflects an average tenure of more than 15 years in the investment industry. Furthermore, I am impressed with the commitment that our managers bring to the stewardship of the funds, for you, their shareholders.

This commitment and experience is evident in our funds' performance. At this time, I'm especially pleased to highlight the strong performance of Schwab YieldPlus Fund which has placed in the top ten in its category since inception. With a target duration of just under a year, this fund is designed for your longer-term cash holdings. And, to respond to needs of our clients who are tax sensitive, we also offer the Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund. (Source: Lipper Ultra Short Funds Category. For periods ending August 31, 2005, rankings were as follows, respectively, for Select Shares and Investor Shares: for the 1-year period: #3 and #8 out of 71 funds; for the 3-year period: #2 and #3 out of 50 funds; for the 5-year period:
#3 and #6 out of 37 funds.)

In closing, I want to thank you for investing with us. We strive every day to warrant the trust you have placed in us; that will never change.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the year ended August 31, 2005

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I'm pleased to bring you the annual report for Schwab Bond Funds. Lead by the popularity of Schwab YieldPlus Fund, our bond fund assets have grown to over $9 billion as of the close of the report period.

Schwab Funds offers an array of taxable and tax free funds across a range of maturities to meet your fixed income investment needs. This includes our two newest tax-free funds--Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund. These funds are designed to help you get more from your long-term cash investments. Further, in response to growing investor concern over the federal alternative minimum tax (AMT), neither of these two funds has invested in securities that generate income subject to AMT.

Since my previous message to you, we have expanded our fund offering. First of all, on July 1, 2005, Schwab Funds launched the Schwab Target Funds, a suite of five mutual funds to help keep your retirement investments properly allocated over your lifetime. With a single investment in a Schwab Target Fund, you can avoid a common investment mistake--failing to adjust your portfolio over time.

More recently, on October 3, 2005, we added the Schwab Large-Cap Growth Fund to our suite of actively managed funds. These funds leverage Schwab Equity Ratings, Schwab's industry-recognized, disciplined methodology for identifying stocks with excellent performance potential. The Schwab Large-Cap Growth Fund seeks capital appreciation by selecting companies with market capitalizations greater than $5 billion.

I speak for all of Schwab Funds when I say we want Schwab to be the place where investors can find useful, quality financial products and services to help them succeed.

Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.

Investment value will fluctuate, and shares, when redeemed, may be worth more or less than original cost.


2 Schwab Bond Funds

[PHOTO OF KIM DAIFOTIS]

KIM DAIFOTIS, CFA, a senior vice president and chief investment officer, fixed income, of the investment adviser, has overall responsibility for management of the funds. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

[PHOTO OF MATTHEW HASTINGS]

MATTHEW HASTINGS, CFA, a vice president and senior portfolio manager, has day-to-day co-management responsibility for the funds. He joined the firm in 1999 and has worked in fixed income and asset management since 1996.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

Oil prices hit highs never seen before and the Federal Reserve continued to raise short-term interest rates to curb inflationary pressures, raising rates eight times in the one-year report period. GDP continued to grow at a healthy pace, with the rate of growth decelerating during the report period. At the same time, the housing market remained strong, although some signs of softening had materialized by the end of the period. Finally, hurricane Katrina occurred just at the close of the report period. Although the economic impact of this event is unknown as of this time, the consensus is that it has potential to be significant, especially on the federal budget deficits.

The firming labor market kept the economic expansion on a self-sustaining path. Businesses, unable to continue boosting productivity by restraining hiring, added new jobs during the report period. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested ongoing expansion, while continuing claims for unemployment benefits remained near cyclical lows.

Business investment grew only moderately, but consumers continued to spend. In fact, consumer confidence fluttered to cyclical highs, rising to levels not experienced since before September 11, 2001, although consumers continued to express concern about the future. In addition, lower-end retailers complained that high fuel prices have started to cut into their bottom lines. Despite these concerns, job and income growth remained positive for domestic consumption.

YIELD CURVE: Average Yields of AAA Securities of Seven Maturities

[LINE GRAPH]

                            AS OF 8/31/04                    AS OF 8/31/05
 3 MONTHS                        1.78                            3.82
 6 MONTHS                        1.91                            3.88
 2 YEARS                         2.77                            4.12
 3 YEARS                         3.19                            4.17
 5 YEARS                         3.8                             4.3
10 YEARS                         4.76                            4.67
30 YEARS                         5.6                             4.98

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, in part because they are presumed to carry higher risk.

Data source: Bloomberg L.P.


                                                             Schwab Bond Funds 3

MANAGEMENT'S DISCUSSION continued

[PHOTO OF STEVEN HUNG]

STEVEN HUNG, a director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998, and has worked in fixed-income asset management since 1999.

High energy prices remained a significant headwind for economic performance, but they were offset by gains in wealth from home price appreciation. At the end of the 12-month report period, a barrel of oil cost nearly $69 versus $42 at the beginning of the period.

Though high oil and commodity prices could have hampered growth and stirred inflationary pressures, productivity gains, and slow growth in the money supply have mostly kept a lid on core inflation. The productivity gains, coupled with foreign investors buying large amounts of U.S. government securities, also helped to keep long-term interest rates under control. These conditions caused the dollar to rally unexpectedly, which took pressure off the price of imported goods.

Amid signs of solidly expanding output and improved hiring, the Federal Reserve Open Market Committee continued to raise the benchmark Fed funds' rate. It increased short-term interest rates at 10 consecutive meetings, including eight times within the report period, ending the 12-month report period at a still moderate 3.50%. The moves have had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the increases began and continued low bond yields.

The Fed's actions led investors to expect that rates would continue to rise, causing the yield curve to flatten. As the Fed raised rates during the report period, the 2-Year Treasury Note yield advanced 1.43% while the 10-Year Treasury Note yield declined about 0.10%, despite the Fed's rate increases.

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Two- and Ten-Year Treasurys

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

                                      2-YEAR                             10-YEAR
31-Aug-1995                            5.85                                6.28
30-Sep-1995                            5.85                                6.18
31-Oct-1995                            5.61                                6.02
30-Nov-1995                            5.34                                5.74
31-Dec-1995                            5.15                                5.57
31-Jan-1996                            4.93                                5.58
29-Feb-1996                            5.43                                6.10
31-Mar-1996                            5.76                                6.33
30-Apr-1996                            6.05                                6.67
31-May-1996                            6.24                                6.85
30-Jun-1996                            6.11                                6.71
31-Jul-1996                            6.22                                6.79
31-Aug-1996                            6.34                                6.94
30-Sep-1996                            6.10                                6.70
31-Oct-1996                            5.74                                6.34
30-Nov-1996                            5.58                                6.04
31-Dec-1996                            5.87                                6.42
31-Jan-1997                            5.91                                6.49
28-Feb-1997                            6.09                                6.55
31-Mar-1997                            6.42                                6.90
30-Apr-1997                            6.27                                6.72
31-May-1997                            6.20                                6.66
30-Jun-1997                            6.07                                6.50
31-Jul-1997                            5.73                                6.01
31-Aug-1997                            5.96                                6.34
30-Sep-1997                            5.78                                6.10
31-Oct-1997                            5.61                                5.83
30-Nov-1997                            5.74                                5.87
31-Dec-1997                            5.65                                5.74
31-Jan-1998                            5.30                                5.51
28-Feb-1998                            5.54                                5.62
31-Mar-1998                            5.56                                5.65
30-Apr-1998                            5.57                                5.67
31-May-1998                            5.52                                5.55
30-Jun-1998                            5.47                                5.45
31-Jul-1998                            5.48                                5.49
31-Aug-1998                            4.78                                4.98
30-Sep-1998                            4.27                                4.42
31-Oct-1998                            4.12                                4.61
30-Nov-1998                            4.51                                4.71
31-Dec-1998                            4.53                                4.65
31-Jan-1999                            4.57                                4.65
28-Feb-1999                            5.14                                5.29
31-Mar-1999                            4.99                                5.24
30-Apr-1999                            5.05                                5.35
31-May-1999                            5.41                                5.62
30-Jun-1999                            5.51                                5.78
31-Jul-1999                            5.62                                5.90
31-Aug-1999                            5.72                                5.97
30-Sep-1999                            5.60                                5.88
31-Oct-1999                            5.79                                6.02
30-Nov-1999                            6.01                                6.19
31-Dec-1999                            6.21                                6.44
31-Jan-2000                            6.59                                6.67
29-Feb-2000                            6.52                                6.41
31-Mar-2000                            6.48                                6.00
30-Apr-2000                            6.68                                6.21
31-May-2000                            6.67                                6.27
30-Jun-2000                            6.36                                6.03
31-Jul-2000                            6.29                                6.03
31-Aug-2000                            6.16                                5.73
30-Sep-2000                            5.98                                5.80
31-Oct-2000                            5.91                                5.75
30-Nov-2000                            5.61                                5.47
31-Dec-2000                            5.10                                5.11
31-Jan-2001                            4.57                                5.11
28-Feb-2001                            4.39                                4.90
31-Mar-2001                            4.18                                4.92
30-Apr-2001                            4.28                                5.34
31-May-2001                            4.19                                5.38
30-Jun-2001                            4.24                                5.41
31-Jul-2001                            3.80                                5.05
31-Aug-2001                            3.63                                4.83
30-Sep-2001                            2.85                                4.59
31-Oct-2001                            2.42                                4.23
30-Nov-2001                            2.84                                4.75
31-Dec-2001                            3.03                                5.05
31-Jan-2002                            3.16                                5.03
28-Feb-2002                            3.06                                4.88
31-Mar-2002                            3.71                                5.40
30-Apr-2002                            3.22                                5.09
31-May-2002                            3.20                                5.05
30-Jun-2002                            2.82                                4.80
31-Jul-2002                            2.24                                4.46
31-Aug-2002                            2.13                                4.14
30-Sep-2002                            1.69                                3.60
31-Oct-2002                            1.67                                3.89
30-Nov-2002                            2.06                                4.21
31-Dec-2002                            1.60                                3.82
31-Jan-2003                            1.69                                3.96
28-Feb-2003                            1.51                                3.69
31-Mar-2003                            1.49                                3.80
30-Apr-2003                            1.49                                3.84
31-May-2003                            1.33                                3.37
30-Jun-2003                            1.30                                3.52
31-Jul-2003                            1.74                                4.41
31-Aug-2003                            1.97                                4.47
30-Sep-2003                            1.46                                3.94
31-Oct-2003                            1.82                                4.30
30-Nov-2003                            2.05                                4.33
31-Dec-2003                            1.82                                4.25
31-Jan-2004                            1.82                                4.13
29-Feb-2004                            1.65                                3.97
31-Mar-2004                            1.58                                3.84
30-Apr-2004                            2.32                                4.51
31-May-2004                            2.54                                4.65
30-Jun-2004                            2.68                                4.58
31-Jul-2004                            2.68                                4.48
31-Aug-2004                            2.40                                4.12
30-Sep-2004                            2.61                                4.12
31-Oct-2004                            2.55                                4.03
30-Nov-2004                            3.00                                4.35
31-Dec-2004                            3.07                                4.22
31-Jan-2005                            3.27                                4.13
28-Feb-2005                            3.60                                4.38
31-Mar-2005                            3.78                                4.48
30-Apr-2005                            3.65                                4.20
31-May-2005                            3.58                                3.98
30-Jun-2005                            3.64                                3.92
31-Jul-2005                            4.02                                4.28
31-Aug-2005                            3.82                                4.02


4 Schwab Bond Funds

PERFORMANCE AT A GLANCE

Total return for the 12 months ended 8/31/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB YIELDPLUS FUND(R)
Investor Shares ...........        2.82%
Select Shares(R) ..........        3.08%
Benchmark .................        1.81%
Fund Category 1 ...........        2.07%

Performance Details .......    pages 7-8

SCHWAB SHORT-TERM
BOND MARKET FUND(TM) ......        1.68%
Benchmark .................        1.52%
Fund Category 1 ...........        1.66%

Performance Details .......      page 10

SCHWAB TOTAL BOND
MARKET FUND(TM) ...........        4.31%
Benchmark .................        4.15%
Fund Category 1 ...........        3.74%

Performance Details .......      page 12

SCHWAB GNMA FUND(TM)
Investor Shares ...........        3.47%
Select Shares .............        3.67%
Benchmark .................        4.01%
Fund Category 1 ...........        3.16%

Performance Details .......  pages 14-15

THE CORPORATE BOND MARKET WAS AFFECTED BY DOWNGRADES OF TWO OF THE LARGEST CORPORATE ISSUERS, FORD AND GENERAL MOTORS. Both companies' debt ratings were reduced from solid investment grade levels to below investment grade categories during the report period. Another event of note was the U.S. Treasury's announcement in May of their intent to resume issuing 30-year Treasury Bonds in 2006. While this news signals potential for increased future supply of this security, as of the end of the report period, we had not seen a major market reaction.

The yield curve continued its flattening trend, with rates rising at the short end on prospects for more rate hikes. Generally speaking, a flattening trend in the yield curve suggests confidence that the Fed believes inflation is under control. Within this economic environment, we believed rates would move higher in the short to intermediate range, but had less conviction on the direction of longer term rates, and managed the portfolios accordingly.

SCHWAB YIELDPLUS FUND was positioned for continued economic expansion and performed very well, with both share classes of the fund beating both the benchmark and category-average. The fund's emphasis on medium to higher quality corporate bonds helped performance in an environment in which the spreads between the low and high quality bonds remained narrow. The portfolio also carried a sizable investment in floating rate securities and in asset-backed securities, particularly home equity loans. During the report period, we took steps to reduce our exposure to lower quality investments, including those in the corporate and asset-backed sectors. We took this step because we believed that the incremental reward offered by higher risk securities did not compensate for the added risk.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

1 Source for category information: Morningstar, Inc.


                                                             Schwab Bond Funds 5

SCHWAB SHORT-TERM BOND MARKET FUND AND SCHWAB TOTAL BOND MARKET FUND were positioned to take advantage of an expanding economy. Both funds outperformed their respective benchmarks, the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index and the Lehman Brothers U.S. Aggregate Bond Index, as well as their respective category averages for the one year report period. The funds' performances were helped by significant holdings in floating rate securities, which benefit from rising interest rates as they capture the rise in market rates while avoiding most of the principal erosion from higher interest rates. We also kept the funds generally underweight in the weak performing auto-motive sector during the period. In addition, our holdings in the auto sector emphasized shorter term issues backed by their more "stable" finance subsidiaries.

SCHWAB GNMA FUND also reported positive returns and beat its category average, while underperforming its benchmark, the Lehman Brothers GNMA Index. We managed the fund conservatively due to our concern with leverage in the U.S. housing market. Our concern stemmed from the introduction of new mortgage products with lowered monthly payments, which could have the effect of increasing prices, coupled with borrowers increasing their loans as they consolidated their debt. As a result, the portfolio's duration was shorter than the benchmark, and this detracted somewhat from the fund's return as prices on shorter term issues declined during the report period.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Three-Month and Two-Year Treasurys

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

              3-MONTH     2-YEAR
31-Aug-95      5.45        5.85
30-Sep-95      5.41        5.85
31-Oct-95      5.51        5.61
30-Nov-95      5.49        5.34
31-Dec-95      5.08        5.15
31-Jan-96      5.05        4.93
29-Feb-96      5.03        5.43
31-Mar-96      5.14        5.76
30-Apr-96      5.15        6.05
31-May-96      5.18        6.24
30-Jun-96      5.16        6.11
31-Jul-96      5.31        6.22
31-Aug-96      5.28        6.34
30-Sep-96      5.03        6.10
31-Oct-96      5.15        5.74
30-Nov-96      5.13        5.58
31-Dec-96      5.17        5.87
31-Jan-97      5.15        5.91
28-Feb-97      5.22        6.09
31-Mar-97      5.32        6.42
30-Apr-97      5.23        6.27
31-May-97      4.94        6.20
30-Jun-97      5.17        6.07
31-Jul-97      5.23        5.73
31-Aug-97      5.22        5.96
30-Sep-97      5.10        5.78
31-Oct-97      5.20        5.61
30-Nov-97      5.20        5.74
31-Dec-97      5.35        5.65
31-Jan-98      5.18        5.30
28-Feb-98      5.31        5.54
31-Mar-98      5.12        5.56
30-Apr-98      4.97        5.57
31-May-98      5.01        5.52
30-Jun-98      5.08        5.47
31-Jul-98      5.08        5.48
31-Aug-98      4.83        4.78
30-Sep-98      4.36        4.27
31-Oct-98      4.32        4.12
30-Nov-98      4.48        4.51
31-Dec-98      4.45        4.53
31-Jan-99      4.45        4.57
28-Feb-99      4.67        5.14
31-Mar-99      4.48        4.99
30-Apr-99      4.54        5.05
31-May-99      4.63        5.41
30-Jun-99      4.78        5.51
31-Jul-99      4.75        5.62
31-Aug-99      4.97        5.72
30-Sep-99      4.85        5.60
31-Oct-99      5.09        5.79
30-Nov-99      5.30        6.01
31-Dec-99      5.33        6.21
31-Jan-00      5.69        6.59
29-Feb-00      5.78        6.52
31-Mar-00      5.87        6.48
30-Apr-00      5.83        6.68
31-May-00      5.62        6.67
30-Jun-00      5.86        6.36
31-Jul-00      6.22        6.29
31-Aug-00      6.31        6.16
30-Sep-00      6.21        5.98
31-Oct-00      6.39        5.91
30-Nov-00      6.20        5.61
31-Dec-00      5.90        5.10
31-Jan-01      4.99        4.57
28-Feb-01      4.86        4.39
31-Mar-01      4.29        4.18
30-Apr-01      3.88        4.28
31-May-01      3.62        4.19
30-Jun-01      3.66        4.24
31-Jul-01      3.52        3.80
31-Aug-01      3.37        3.63
30-Sep-01      2.37        2.85
31-Oct-01      2.01        2.42
30-Nov-01      1.73        2.84
31-Dec-01      1.73        3.03
31-Jan-02      1.76        3.16
28-Feb-02      1.76        3.06
31-Mar-02      1.78        3.71
30-Apr-02      1.77        3.22
31-May-02      1.73        3.20
30-Jun-02      1.69        2.82
31-Jul-02      1.70        2.24
31-Aug-02      1.68        2.13
30-Sep-02      1.55        1.69
31-Oct-02      1.45        1.67
30-Nov-02      1.22        2.06
31-Dec-02      1.20        1.60
31-Jan-03      1.17        1.69
28-Feb-03      1.20        1.51
31-Mar-03      1.11        1.49
30-Apr-03      1.11        1.49
31-May-03      1.10        1.33
30-Jun-03      0.85        1.30
31-Jul-03      0.94        1.74
31-Aug-03      0.97        1.97
30-Sep-03      0.94        1.46
31-Oct-03      0.95        1.82
30-Nov-03      0.93        2.05
31-Dec-03      0.92        1.82
31-Jan-04      0.91        1.82
29-Feb-04      0.94        1.65
31-Mar-04      0.94        1.58
30-Apr-04      0.96        2.32
31-May-04      1.07        2.54
30-Jun-04      1.27        2.68
31-Jul-04      1.44        2.68
31-Aug-04      1.58        2.40
30-Sep-04      1.71        2.61
31-Oct-04      1.90        2.55
30-Nov-04      2.23        3.00
31-Dec-04      2.22        3.07
31-Jan-05      2.46        3.27
28-Feb-05      2.75        3.60
31-Mar-05      2.77        3.78
30-Apr-05      2.89        3.65
31-May-05      2.95        3.58
30-Jun-05      3.12        3.64
31-Jul-05      3.40        4.02
31-Aug-05      3.50        3.82


6 Schwab Bond Funds

SCHWAB YIELDPLUS FUND(R)

INVESTOR SHARES PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]


                                 Fund:            Benchmark:
                            INVESTOR SHARES     LEHMAN BROTHERS       Fund Category:
                             Ticker Symbol:   U.S. SHORT TREASURY:     MORNINGSTAR
                                 SWYPX         9-12 MONTHS INDEX     ULTRASHORT BOND
1 YEAR                           2.82%               1.81%                2.07%
5 YEARS                          3.50%               3.22%                3.15%
SINCE INCEPTION (10/1/99)        3.88%               3.55%                3.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$12,526  INVESTOR SHARES

$12,293  LEHMAN BROTHERS U.S. SHORT TREASURY: 9-12 MONTHS INDEX

[LINE GRAPH]

                            LEHMAN
                           BROTHERS
                          U.S. SHORT
                           TREASURY:
              INVESTOR    9-12 MONTHS
               SHARES        INDEX
01-Oct-99     $10,000      $10,000
31-Oct-99     $10,050      $10,034
30-Nov-99     $10,092      $10,060
31-Dec-99     $10,148      $10,088
31-Jan-00     $10,184      $10,124
29-Feb-00     $10,248      $10,175
31-Mar-00     $10,295      $10,226
30-Apr-00     $10,270      $10,276
31-May-00     $10,320      $10,321
30-Jun-00     $10,420      $10,401
31-Jul-00     $10,492      $10,457
31-Aug-00     $10,544      $10,490
30-Sep-00     $10,626      $10,552
31-Oct-00     $10,680      $10,601
30-Nov-00     $10,688      $10,671
31-Dec-00     $10,732      $10,771
31-Jan-01     $10,827      $10,890
28-Feb-01     $10,903      $10,937
31-Mar-01     $10,973      $11,012
30-Apr-01     $11,039      $11,063
31-May-01     $11,114      $11,126
30-Jun-01     $11,152      $11,159
31-Jul-01     $11,247      $11,230
31-Aug-01     $11,317      $11,262
30-Sep-01     $11,374      $11,366
31-Oct-01     $11,409      $11,433
30-Nov-01     $11,361      $11,452
31-Dec-01     $11,359      $11,480
31-Jan-02     $11,413      $11,491
28-Feb-02     $11,404      $11,517
31-Mar-02     $11,433      $11,500
30-Apr-02     $11,462      $11,570
31-May-02     $11,503      $11,595
30-Jun-02     $11,520      $11,650
31-Jul-02     $11,454      $11,691
31-Aug-02     $11,531      $11,705
30-Sep-02     $11,534      $11,751
31-Oct-02     $11,573      $11,774
30-Nov-02     $11,623      $11,778
31-Dec-02     $11,661      $11,820
31-Jan-03     $11,709      $11,830
28-Feb-03     $11,752      $11,845
31-Mar-03     $11,761      $11,865
30-Apr-03     $11,817      $11,877
31-May-03     $11,835      $11,890
30-Jun-03     $11,852      $11,914
31-Jul-03     $11,844      $11,909
31-Aug-03     $11,872      $11,921
30-Sep-03     $11,888      $11,956
31-Oct-03     $11,938      $11,951
30-Nov-03     $11,974      $11,952
31-Dec-03     $12,000      $11,988
31-Jan-04     $12,037      $12,003
29-Feb-04     $12,073      $12,025
31-Mar-04     $12,084      $12,038
30-Apr-04     $12,081      $12,015
31-May-04     $12,093      $12,015
30-Jun-04     $12,105      $12,015
31-Jul-04     $12,145      $12,041
31-Aug-04     $12,184      $12,073
30-Sep-04     $12,209      $12,072
31-Oct-04     $12,223      $12,091
30-Nov-04     $12,237      $12,083
31-Dec-04     $12,266      $12,101
31-Jan-05     $12,295      $12,114
28-Feb-05     $12,324      $12,119
31-Mar-05     $12,355      $12,141
30-Apr-05     $12,376      $12,181
31-May-05     $12,412      $12,219
30-Jun-05     $12,448      $12,239
31-Jul-05     $12,487      $12,244
31-Aug-05     $12,526      $12,293

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                             Schwab Bond Funds 7

SCHWAB YIELDPLUS FUND

SELECT SHARES(R) PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                Fund:             Benchmark:
                            SELECT SHARES      LEHMAN BROTHERS       Fund Category:
                            Ticker Symbol:   U.S. SHORT TREASURY:     MORNINGSTAR
                                SWYSX         9-12 MONTHS INDEX     ULTRASHORT BOND
1 YEAR                          3.08%               1.81%                2.07%
5 YEARS                         3.66%               3.22%                3.15%
SINCE INCEPTION (10/1/99)       4.03%               3.55%                3.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$63,185  SELECT SHARES

$61,466  LEHMAN BROTHERS U.S. SHORT TREASURY: 9-12 MONTHS INDEX

[LINE GRAPH]

                                     LEHMAN BROTHERS
                 SELECT            U.S. SHORT TREASURY:
                 SHARES            9-12 MONTHS INDEX
01-Oct-99        $50,000              $50,000
31-Oct-99        $50,260              $50,170
30-Nov-99        $50,470              $50,300
31-Dec-99        $50,755              $50,441
31-Jan-00        $50,945              $50,618
29-Feb-00        $51,270              $50,876
31-Mar-00        $51,515              $51,130
30-Apr-00        $51,395              $51,381
31-May-00        $51,650              $51,607
30-Jun-00        $52,105              $52,004
31-Jul-00        $52,475              $52,285
31-Aug-00        $52,790              $52,452
30-Sep-00        $53,210              $52,762
31-Oct-00        $53,485              $53,005
30-Nov-00        $53,535              $53,354
31-Dec-00        $53,760              $53,856
31-Jan-01        $54,240              $54,448
28-Feb-01        $54,575              $54,683
31-Mar-01        $54,985              $55,060
30-Apr-01        $55,325              $55,313
31-May-01        $55,710              $55,628
30-Jun-01        $55,850              $55,795
31-Jul-01        $56,390              $56,152
31-Aug-01        $56,750              $56,310
30-Sep-01        $56,985              $56,828
31-Oct-01        $57,225              $57,163
30-Nov-01        $56,990              $57,260
31-Dec-01        $56,985              $57,398
31-Jan-02        $57,205              $57,455
28-Feb-02        $57,225              $57,587
31-Mar-02        $57,380              $57,501
30-Apr-02        $57,530              $57,851
31-May-02        $57,745              $57,973
30-Jun-02        $57,835              $58,251
31-Jul-02        $57,515              $58,455
31-Aug-02        $57,905              $58,525
30-Sep-02        $57,930              $58,754
31-Oct-02        $58,135              $58,871
30-Nov-02        $58,395              $58,889
31-Dec-02        $58,585              $59,101
31-Jan-03        $58,835              $59,148
28-Feb-03        $59,060              $59,225
31-Mar-03        $59,115              $59,326
30-Apr-03        $59,400              $59,385
31-May-03        $59,500              $59,450
30-Jun-03        $59,595              $59,569
31-Jul-03        $59,560              $59,545
31-Aug-03        $59,710              $59,605
30-Sep-03        $59,795              $59,778
31-Oct-03        $60,055              $59,754
30-Nov-03        $60,245              $59,760
31-Dec-03        $60,380              $59,939
31-Jan-04        $60,515              $60,017
29-Feb-04        $60,700              $60,125
31-Mar-04        $60,825              $60,191
30-Apr-04        $60,820              $60,077
31-May-04        $60,890              $60,077
30-Jun-04        $60,955              $60,077
31-Jul-04        $61,160              $60,203
31-Aug-04        $61,305              $60,365
30-Sep-04        $61,500              $60,359
31-Oct-04        $61,580              $60,456
30-Nov-04        $61,660              $60,414
31-Dec-04        $61,810              $60,504
31-Jan-05        $61,965              $60,571
28-Feb-05        $62,120              $60,595
31-Mar-05        $62,220              $60,704
30-Apr-05        $62,395              $60,904
31-May-05        $62,585              $61,093
30-Jun-05        $62,775              $61,197
31-Jul-05        $62,980              $61,222
31-Aug-05        $63,185              $61,466

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


8 Schwab Bond Funds

SCHWAB YIELDPLUS FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                         629
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Short
  Credit Quality                                                         Medium
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
  Investor Shares                                                         3.91%
  Select Shares                                                           4.06%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2
  Investor Shares                                                         3.09%
  Select Shares                                                           3.24%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               0.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                               0.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                             A
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    76%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
  Investor Shares ($1,000 for retirement and custodial accounts)          $2,500
  Select Shares                                                          $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

43.3% CORPORATE BONDS
29.9% ASSET-BACKED OBLIGATIONS
19.1% MORTGAGE-BACKED SECURITIES
 5.5% PREFERRED STOCK
 2.2% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS

BY CREDIT QUALITY 3

[PIE CHART]

28.4% AAA
18.6% AA
25.1% A
14.5% BBB
 8.8% BB
 0.2% B
 4.4% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

64.0% 0-6 MONTHS
 9.6% 7-18 MONTHS
 8.6% 19-30 MONTHS
17.8% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05, and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                             Schwab Bond Funds 9

SCHWAB SHORT-TERM BOND MARKET FUND(TM)

PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark indices and Morningstar category.

[BAR CHART]

                              Benchmark--Blended:
                               LEHMAN BROTHERS
                               SHORT (1-3 YEAR)
                               U.S. GOVERNMENT
                               BOND INDEX and         Benchmark--Current:
                               LEHMAN BROTHERS          LEHMAN BROTHERS
                                 MUTUAL FUND              MUTUAL FUND
               FUND            SHORT (1-5 YEAR)         SHORT (1-5 YEAR)       Fund Category:
           Ticker Symbol:   U.S. GOVERNMENT/CREDIT   U.S. GOVERNMENT/CREDIT     MORNINGSTAR
               SWBDX               INDEX                     INDEX            SHORT-TERM BOND
 1 YEAR        1.68%                                         1.52%                 1.66%
 5 YEARS       4.96%                                         5.51%                 4.37%
10 YEARS       5.23%                5.67%                    5.73%                 4.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark indices.

$16,655  FUND

$17,358 LEHMAN BROTHERS SHORT (1-3 YEAR) U.S. GOVERNMENT BOND INDEX and LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX

$17,483  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT
         INDEX

[LINE GRAPH]

                                  LEHMAN BROTHERS
                                  SHORT (1-3 YEAR)
                                  U.S. GOVERNMENT
                                  BOND INDEX and
                                  LEHMAN BROTHERS      LEHMAN BROTHERS
                                    MUTUAL FUND          MUTUAL FUND
                                  SHORT (1-5 YEAR)     SHORT (1-5 YEAR)
                                  U.S. GOVERNMENT/     U.S. GOVERNMENT/
                    FUND           CREDIT INDEX         CREDIT INDEX
31-Aug-95           $10,000              $10,000              $10,000
30-Sep-95           $10,060              $10,049              $10,057
31-Oct-95           $10,142              $10,132              $10,154
30-Nov-95           $10,242              $10,218              $10,261
31-Dec-95           $10,325              $10,296              $10,350
31-Jan-96           $10,407              $10,383              $10,446
29-Feb-96           $10,340              $10,343              $10,375
31-Mar-96           $10,308              $10,336              $10,342
30-Apr-96           $10,307              $10,346              $10,334
31-May-96           $10,307              $10,369              $10,341
30-Jun-96           $10,389              $10,444              $10,432
31-Jul-96           $10,420              $10,485              $10,470
31-Aug-96           $10,439              $10,523              $10,496
30-Sep-96           $10,545              $10,619              $10,613
31-Oct-96           $10,677              $10,738              $10,761
30-Nov-96           $10,784              $10,818              $10,865
31-Dec-96           $10,738              $10,819              $10,836
31-Jan-97           $10,792              $10,871              $10,886
28-Feb-97           $10,808              $10,897              $10,908
31-Mar-97           $10,774              $10,890              $10,873
30-Apr-97           $10,872              $10,978              $10,979
31-May-97           $10,951              $11,055              $11,059
30-Jun-97           $11,036              $11,131              $11,146
31-Jul-97           $11,192              $11,252              $11,311
31-Aug-97           $11,166              $11,264              $11,295
30-Sep-97           $11,265              $11,349              $11,400
31-Oct-97           $11,367              $11,434              $11,503
30-Nov-97           $11,399              $11,463              $11,525
31-Dec-97           $11,478              $11,539              $11,609
31-Jan-98           $11,603              $11,649              $11,743
28-Feb-98           $11,583              $11,660              $11,743
31-Mar-98           $11,629              $11,701              $11,785
30-Apr-98           $11,680              $11,758              $11,842
31-May-98           $11,748              $11,830              $11,915
30-Jun-98           $11,813              $11,896              $11,981
31-Jul-98           $11,856              $11,946              $12,032
31-Aug-98           $12,018              $12,113              $12,200
30-Sep-98           $12,223              $12,340              $12,428
31-Oct-98           $12,265              $12,374              $12,463
30-Nov-98           $12,242              $12,364              $12,453
31-Dec-98           $12,273              $12,406              $12,495
31-Jan-99           $12,309              $12,468              $12,558
28-Feb-99           $12,194              $12,362              $12,451
31-Mar-99           $12,288              $12,455              $12,544
30-Apr-99           $12,300              $12,496              $12,586
31-May-99           $12,252              $12,446              $12,535
30-Jun-99           $12,277              $12,481              $12,571
31-Jul-99           $12,306              $12,494              $12,583
31-Aug-99           $12,334              $12,521              $12,611
30-Sep-99           $12,425              $12,621              $12,712
31-Oct-99           $12,445              $12,655              $12,746
30-Nov-99           $12,462              $12,677              $12,768
31-Dec-99           $12,462              $12,667              $12,757
31-Jan-00           $12,431              $12,641              $12,732
29-Feb-00           $12,528              $12,737              $12,829
31-Mar-00           $12,648              $12,832              $12,924
30-Apr-00           $12,644              $12,834              $12,926
31-May-00           $12,697              $12,873              $12,965
30-Jun-00           $12,867              $13,050              $13,144
31-Jul-00           $12,949              $13,143              $13,237
31-Aug-00           $13,070              $13,268              $13,363
30-Sep-00           $13,191              $13,392              $13,488
31-Oct-00           $13,250              $13,449              $13,546
30-Nov-00           $13,400              $13,596              $13,693
31-Dec-00           $13,600              $13,797              $13,896
31-Jan-01           $13,770              $14,007              $14,107
28-Feb-01           $13,860              $14,122              $14,223
31-Mar-01           $13,961              $14,238              $14,340
30-Apr-01           $13,984              $14,255              $14,357
31-May-01           $14,080              $14,339              $14,441
30-Jun-01           $14,145              $14,393              $14,496
31-Jul-01           $14,368              $14,626              $14,731
31-Aug-01           $14,487              $14,745              $14,851
30-Sep-01           $14,692              $14,987              $15,094
31-Oct-01           $14,814              $15,171              $15,280
30-Nov-01           $14,641              $15,078              $15,187
31-Dec-01           $14,593              $15,045              $15,153
31-Jan-02           $14,656              $15,101              $15,209
28-Feb-02           $14,697              $15,193              $15,302
31-Mar-02           $14,553              $15,040              $15,147
30-Apr-02           $14,702              $15,252              $15,361
31-May-02           $14,823              $15,372              $15,482
30-Jun-02           $14,897              $15,504              $15,615
31-Jul-02           $15,031              $15,690              $15,803
31-Aug-02           $15,193              $15,832              $15,945
30-Sep-02           $15,380              $16,039              $16,154
31-Oct-02           $15,386              $16,036              $16,151
30-Nov-02           $15,326              $16,015              $16,130
31-Dec-02           $15,555              $16,268              $16,385
31-Jan-03           $15,591              $16,278              $16,394
28-Feb-03           $15,737              $16,428              $16,545
31-Mar-03           $15,780              $16,457              $16,575
30-Apr-03           $15,867              $16,536              $16,655
31-May-03           $16,033              $16,725              $16,844
30-Jun-03           $16,058              $16,743              $16,863
31-Jul-03           $15,821              $16,509              $16,627
31-Aug-03           $15,833              $16,517              $16,635
30-Sep-03           $16,107              $16,794              $16,915
31-Oct-03           $16,007              $16,685              $16,805
30-Nov-03           $15,997              $16,687              $16,806
31-Dec-03           $16,100              $16,814              $16,934
31-Jan-04           $16,154              $16,881              $17,002
29-Feb-04           $16,267              $17,013              $17,134
31-Mar-04           $16,350              $17,106              $17,229
30-Apr-04           $16,130              $16,829              $16,950
31-May-04           $16,084              $16,787              $16,907
30-Jun-04           $16,101              $16,809              $16,929
31-Jul-04           $16,200              $16,905              $17,026
31-Aug-04           $16,379              $17,099              $17,222
30-Sep-04           $16,381              $17,099              $17,222
31-Oct-04           $16,450              $17,179              $17,302
30-Nov-04           $16,343              $17,059              $17,181
31-Dec-04           $16,425              $17,126              $17,248
31-Jan-05           $16,418              $17,121              $17,243
28-Feb-05           $16,377              $17,055              $17,178
31-Mar-05           $16,338              $17,015              $17,136
30-Apr-05           $16,464              $17,151              $17,274
31-May-05           $16,543              $17,250              $17,374
30-Jun-05           $16,589              $17,298              $17,422
31-Jul-05           $16,522              $17,208              $17,332
31-Aug-05           $16,655              $17,358              $17,483

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the one- and five-year periods is the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index. Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


10 Schwab Bond Funds

SCHWAB SHORT-TERM BOND MARKET FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                        130
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Short
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        3.90%
--------------------------------------------------------------------------------
30-DAY SEC YIELD-NO WAIVER 3                                              3.88%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             3.10%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                2.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                2.3 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   109%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
  ($1,000 for retirement and custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

46.0% U.S. GOVERNMENT SECURITIES
23.7% CORPORATE BONDS
15.7% MORTGAGE-BACKED SECURITIES
 9.7% ASSET-BACKED OBLIGATIONS
 3.8% PREFERRED STOCK
 1.0% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 0.1% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 4

[PIE CHART]

71.1% AAA
 3.4% AA
 7.4% A
11.7% BBB
 5.0% BB
 1.4% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

17.0% 0-6 MONTHS
16.0% 7-18 MONTHS
22.7% 19-30 MONTHS
44.3% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                            Schwab Bond Funds 11

SCHWAB TOTAL BOND MARKET FUND(TM)

PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark indices and Morningstar category.

[BAR CHART]

                           Benchmark--Blended:
                             LEHMAN BROTHERS
                                 GENERAL
                             U.S. GOVERNMENT
                             BOND INDEX and     Benchmark--Current:   Fund Category:
               FUND          LEHMAN BROTHERS      LEHMAN BROTHERS       MORNINGSTAR
           Ticker Symbol:    U.S. AGGREGATE       U.S. AGGREGATE     INTERMEDIATE-TERM
               SWLBX           BOND INDEX           BOND INDEX             BOND

 1 YEAR        4.31%                                   4.15%                3.74%
 5 YEARS       6.74%                                   6.97%                6.32%
10 YEARS       6.50%                 6.69%             6.75%                6.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark indices.

$18,778 FUND

$19,117 LEHMAN BROTHERS GENERAL U.S. GOVERNMENT BOND INDEX and LEHMAN BROTHERS
        U.S. AGGREGATE BOND INDEX

$19,232 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                       LEHMAN BROTHERS
                           GENERAL
                       U.S. GOVERNMENT
                       BOND INDEX and
                       LEHMAN BROTHERS    LEHMAN BROTHERS
                       U.S. AGGREGATE     U.S. AGGREGATE
              FUND        BOND INDEX        BOND INDEX
31-Aug-95   $10,000       $10,000            $10,000
30-Sep-95   $10,125       $10,096            $10,097
31-Oct-95   $10,316       $10,249            $10,228
30-Nov-95   $10,525       $10,409            $10,382
31-Dec-95   $10,717       $10,557            $10,527
31-Jan-96   $10,754       $10,622            $10,597
29-Feb-96   $10,440       $10,405            $10,412
31-Mar-96   $10,318       $10,319            $10,339
30-Apr-96   $10,173       $10,252            $10,281
31-May-96   $10,135       $10,235            $10,261
30-Jun-96   $10,276       $10,367            $10,398
31-Jul-96   $10,280       $10,393            $10,426
31-Aug-96   $10,228       $10,370            $10,409
30-Sep-96   $10,472       $10,542            $10,590
31-Oct-96   $10,765       $10,774            $10,825
30-Nov-96   $11,035       $10,962            $11,010
31-Dec-96   $10,840       $10,850            $10,908
31-Jan-97   $10,836       $10,862            $10,941
28-Feb-97   $10,856       $10,877            $10,969
31-Mar-97   $10,680       $10,762            $10,847
30-Apr-97   $10,899       $10,917            $11,010
31-May-97   $11,008       $11,011            $11,114
30-Jun-97   $11,169       $11,134            $11,247
31-Jul-97   $11,554       $11,450            $11,550
31-Aug-97   $11,371       $11,337            $11,452
30-Sep-97   $11,583       $11,507            $11,621
31-Oct-97   $11,834       $11,706            $11,790
30-Nov-97   $11,845       $11,766            $11,844
31-Dec-97   $11,913       $11,889            $11,964
31-Jan-98   $12,085       $12,067            $12,117
28-Feb-98   $12,051       $12,035            $12,107
31-Mar-98   $12,074       $12,076            $12,148
30-Apr-98   $12,136       $12,139            $12,212
31-May-98   $12,249       $12,254            $12,328
30-Jun-98   $12,333       $12,358            $12,432
31-Jul-98   $12,370       $12,384            $12,459
31-Aug-98   $12,603       $12,586            $12,662
30-Sep-98   $12,910       $12,880            $12,958
31-Oct-98   $12,835       $12,812            $12,889
30-Nov-98   $12,854       $12,885            $12,963
31-Dec-98   $12,916       $12,924            $13,002
31-Jan-99   $13,023       $13,016            $13,094
28-Feb-99   $12,771       $12,788            $12,865
31-Mar-99   $12,858       $12,858            $12,935
30-Apr-99   $12,861       $12,899            $12,977
31-May-99   $12,713       $12,786            $12,863
30-Jun-99   $12,667       $12,745            $12,822
31-Jul-99   $12,637       $12,691            $12,768
31-Aug-99   $12,619       $12,685            $12,761
30-Sep-99   $12,789       $12,832            $12,909
31-Oct-99   $12,825       $12,880            $12,957
30-Nov-99   $12,833       $12,878            $12,956
31-Dec-99   $12,782       $12,816            $12,894
31-Jan-00   $12,727       $12,774            $12,851
29-Feb-00   $12,872       $12,929            $13,007
31-Mar-00   $13,067       $13,099            $13,178
30-Apr-00   $12,987       $13,061            $13,140
31-May-00   $12,937       $13,055            $13,133
30-Jun-00   $13,230       $13,326            $13,407
31-Jul-00   $13,346       $13,448            $13,529
31-Aug-00   $13,546       $13,643            $13,725
30-Sep-00   $13,631       $13,729            $13,811
31-Oct-00   $13,707       $13,819            $13,902
30-Nov-00   $13,934       $14,046            $14,130
31-Dec-00   $14,198       $14,307            $14,393
31-Jan-01   $14,388       $14,540            $14,628
28-Feb-01   $14,513       $14,667            $14,755
31-Mar-01   $14,621       $14,740            $14,829
30-Apr-01   $14,574       $14,678            $14,767
31-May-01   $14,677       $14,766            $14,855
30-Jun-01   $14,759       $14,822            $14,912
31-Jul-01   $15,095       $15,154            $15,246
31-Aug-01   $15,264       $15,329            $15,421
30-Sep-01   $15,403       $15,506            $15,600
31-Oct-01   $15,679       $15,831            $15,926
30-Nov-01   $15,454       $15,612            $15,706
31-Dec-01   $15,357       $15,512            $15,606
31-Jan-02   $15,479       $15,638            $15,732
28-Feb-02   $15,579       $15,790            $15,885
31-Mar-02   $15,300       $15,527            $15,621
30-Apr-02   $15,514       $15,829            $15,924
31-May-02   $15,668       $15,963            $16,059
30-Jun-02   $15,788       $16,102            $16,199
31-Jul-02   $15,941       $16,297            $16,395
31-Aug-02   $16,204       $16,572            $16,672
30-Sep-02   $16,465       $16,841            $16,942
31-Oct-02   $16,344       $16,763            $16,864
30-Nov-02   $16,349       $16,758            $16,859
31-Dec-02   $16,706       $17,105            $17,208
31-Jan-03   $16,752       $17,121            $17,224
28-Feb-03   $16,991       $17,357            $17,461
31-Mar-03   $16,974       $17,343            $17,447
30-Apr-03   $17,119       $17,487            $17,592
31-May-03   $17,446       $17,812            $17,919
30-Jun-03   $17,397       $17,777            $17,884
31-Jul-03   $16,807       $17,179            $17,283
31-Aug-03   $16,926       $17,293            $17,397
30-Sep-03   $17,392       $17,751            $17,858
31-Oct-03   $17,257       $17,586            $17,692
30-Nov-03   $17,270       $17,628            $17,734
31-Dec-03   $17,432       $17,808            $17,915
31-Jan-04   $17,567       $17,950            $18,058
29-Feb-04   $17,734       $18,144            $18,253
31-Mar-04   $17,887       $18,280            $18,390
30-Apr-04   $17,461       $17,805            $17,912
31-May-04   $17,386       $17,734            $17,840
30-Jun-04   $17,500       $17,835            $17,942
31-Jul-04   $17,672       $18,011            $18,120
31-Aug-04   $18,005       $18,355            $18,466
30-Sep-04   $18,048       $18,405            $18,516
31-Oct-04   $18,185       $18,560            $18,671
30-Nov-04   $18,055       $18,411            $18,522
31-Dec-04   $18,228       $18,580            $18,692
31-Jan-05   $18,353       $18,698            $18,810
28-Feb-05   $18,257       $18,587            $18,699
31-Mar-05   $18,183       $18,492            $18,604
30-Apr-05   $18,423       $18,742            $18,855
31-May-05   $18,595       $18,944            $19,059
30-Jun-05   $18,693       $19,049            $19,163
31-Jul-05   $18,549       $18,875            $18,989
31-Aug-05   $18,778       $19,117            $19,232

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the one- and five-year periods is the Lehman U.S. Aggregate Bond Index. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


12 Schwab Bond Funds

SCHWAB TOTAL BOND MARKET FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                         347
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                              Medium
  Credit Quality                                                          High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        4.02%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             3.54%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                5.6 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                4.0 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                    221%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT                                               $2,500
  ($1,000 for retirement and custodial accounts)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

28.8% MORTGAGE-BACKED SECURITIES
25.3% U.S. GOVERNMENT SECURITIES
21.5% ASSET-BACKED OBLIGATIONS
19.2% CORPORATE BONDS
 2.6% PREFERRED STOCK
 2.5% COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 0.1% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 3

[PIE CHART]

71.6% AAA
 5.1% AA
 5.7% A
 9.6% BBB
 3.8% BB
 4.2% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

29.1% 0-1 YEAR
 6.9% 2-10 YEARS
59.2% 11-20 YEARS
 4.8% 21-30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05 and is not a precise indication of risk or performance--past, present or future. Definitions of style assessments:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


                                                            Schwab Bond Funds 13

SCHWAB GNMA FUND(TM)

INVESTOR SHARES PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                Fund:                          Fund Category:
                           INVESTOR SHARES     Benchmark:       MORNINGSTAR
                            Ticker Symbol:   LEHMAN BROTHERS    INTERMEDIATE
                                SWGIX          GNMA INDEX       GOVERNMENT
1 YEAR                          3.47%             4.01%             3.16%
SINCE INCEPTION (3/3/03)        2.67%             3.58%             2.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$10,681 INVESTOR SHARES

$10,924 LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]

             INVESTOR     LEHMAN BROTHERS
              SHARES        GNMA INDEX
03-Mar-03     $10,000         $10,000
31-Mar-03     $ 9,984         $10,007
30-Apr-03     $10,009         $10,031
31-May-03     $10,035         $10,031
30-Jun-03     $10,048         $10,061
31-Jul-03     $ 9,887         $ 9,895
31-Aug-03     $ 9,889         $ 9,959
30-Sep-03     $10,056         $10,104
31-Oct-03     $10,006         $10,078
30-Nov-03     $10,053         $10,112
31-Dec-03     $10,113         $10,207
31-Jan-04     $10,161         $10,258
29-Feb-04     $10,219         $10,327
31-Mar-04     $10,246         $10,369
30-Apr-04     $10,077         $10,205
31-May-04     $10,054         $10,184
30-Jun-04     $10,124         $10,274
31-Jul-04     $10,186         $10,358
31-Aug-04     $10,324         $10,502
30-Sep-04     $10,334         $10,524
31-Oct-04     $10,410         $10,607
30-Nov-04     $10,390         $10,581
31-Dec-04     $10,434         $10,651
31-Jan-05     $10,501         $10,712
28-Feb-05     $10,463         $10,678
31-Mar-05     $10,432         $10,657
30-Apr-05     $10,534         $10,766
31-May-05     $10,603         $10,843
30-Jun-05     $10,629         $10,875
31-Jul-05     $10,578         $10,834
31-Aug-05     $10,681         $10,924

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Schwab Bond Funds

SCHWAB GNMA FUND

SELECT SHARES(R) PERFORMANCE as of 8/31/05

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

                                    Fund:                          Fund Category:
                                SELECT SHARES      Benchmark:       MORNINGSTAR
                                Ticker Symbol:   LEHMAN BROTHERS    INTERMEDIATE
                                    SWGSX          GNMA INDEX        GOVERNMENT
1 YEAR                              3.67%             4.01%            3.16%
SINCE INCEPTION (3/3/03)            2.80%             3.58%            2.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$53,575 SELECT SHARES

$54,618 LEHMAN BROTHERS GNMA INDEX

                 SELECT     LEHMAN BROTHERS
                 SHARES       GNMA INDEX
03-Mar-03        $50,000        $50,000
31-Mar-03        $49,920        $50,035
30-Apr-03        $50,045        $50,155
31-May-03        $50,175        $50,155
30-Jun-03        $50,290        $50,306
31-Jul-03        $49,435        $49,476
31-Aug-03        $49,445        $49,797
30-Sep-03        $50,280        $50,519
31-Oct-03        $50,080        $50,388
30-Nov-03        $50,265        $50,559
31-Dec-03        $50,620        $51,034
31-Jan-04        $50,815        $51,290
29-Feb-04        $51,115        $51,633
31-Mar-04        $51,260        $51,845
30-Apr-04        $50,420        $51,026
31-May-04        $50,310        $50,919
30-Jun-04        $50,670        $51,372
31-Jul-04        $50,990        $51,788
31-Aug-04        $51,690        $52,508
30-Sep-04        $51,750        $52,618
31-Oct-04        $52,135        $53,034
30-Nov-04        $52,045        $52,906
31-Dec-04        $52,330        $53,256
31-Jan-05        $52,620        $53,559
28-Feb-05        $52,435        $53,388
31-Mar-05        $52,290        $53,286
30-Apr-05        $52,805        $53,830
31-May-05        $53,160        $54,217
30-Jun-05        $53,300        $54,375
31-Jul-05        $53,110        $54,168
31-Aug-05        $53,575        $54,618

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                            Schwab Bond Funds 15

SCHWAB GNMA FUND

FUND FACTS as of 8/31/05

STATISTICS

NUMBER OF HOLDINGS                                                          83
--------------------------------------------------------------------------------
STYLE ASSESSMENT 1
  Interest Rate Sensitivity                                               Medium
  Credit Quality                                                           High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
  Investor Shares                                                         3.71%
  Select Shares                                                           3.91%
--------------------------------------------------------------------------------
30-DAY SEC YIELD-NO WAIVER 3
  Investor Shares                                                         3.44%
  Select Shares                                                           3.59%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2
  Investor Shares                                                         4.04%
  Select Shares                                                           4.23%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                3.9 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                2.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                           AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                   131%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT
  Investor Shares ($1,000 for retirement and custodial accounts)         $2,500
  Select Shares                                                         $50,000
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PORTFOLIO COMPOSITION % of Investments

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity.

BY SECURITY TYPE

[PIE CHART]

96.3% MORTGAGE-BACKED SECURITIES
 1.6% ASSET-BACKED OBLIGATIONS
 1.5% U.S. GOVERNMENT SECURITIES
 0.6% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 4

[PIE CHART]

97.9% AAA
 1.4% A
 0.1% BBB
 0.6% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 1.5% 0-6 MONTHS
 1.1% 7-18 MONTHS
 2.5% 19-30 MONTHS
94.9% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/05 and is not a precise indication of risk or performance --past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 Based on ratings from Moody's. Where Moody's ratings are not available, Standard & Poor's ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund's investment policies.


16 Schwab Bond Funds

FUND EXPENSES (unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning March 1, 2005 and held through August 31, 2005.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                ENDING
                                                             BEGINNING       ACCOUNT VALUE         EXPENSES
                                         EXPENSE RATIO 1   ACCOUNT VALUE   (Net of Expenses)   PAID DURING PERIOD 2
                                         (Annualized)        at 3/1/05         at 8/31/05        3/1/05-8/31/05
-------------------------------------------------------------------------------------------------------------------
SCHWAB YIELDPLUS FUND(R)
Investor Shares
   Actual Return                              0.58%            $1,000          $1,016.40             $2.95
   Hypothetical 5% Return                     0.58%            $1,000          $1,022.28             $2.96
Select Shares(R)
   Actual Return                              0.44%            $1,000          $1,017.20             $2.24
   Hypothetical 5% Return                     0.44%            $1,000          $1,022.99             $2.24
-------------------------------------------------------------------------------------------------------------------
SCHWAB SHORT-TERM BOND MARKET FUND(TM)
   Actual Return                              0.55%            $1,000          $1,016.90             $2.80
   Hypothetical 5% Return                     0.55%            $1,000          $1,022.43             $2.80
-------------------------------------------------------------------------------------------------------------------
SCHWAB TOTAL BOND MARKET FUND(TM)
   Actual Return                              0.53%            $1,000          $1,028.60             $2.71
   Hypothetical 5% Return                     0.53%            $1,000          $1,022.53             $2.70
-------------------------------------------------------------------------------------------------------------------
SCHWAB GNMA FUND(TM)
Investor Shares
   Actual Return                              0.74%            $1,000          $1,020.90             $3.77
   Hypothetical 5% Return                     0.74%            $1,000          $1,021.48             $3.77
Select Shares
   Actual Return                              0.55%            $1,000          $1,021.80             $2.80
   Hypothetical 5% Return                     0.55%            $1,000          $1,022.43             $2.80

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.


                                                            Schwab Bond Funds 17

SCHWAB YIELDPLUS FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                     9/1/04-      9/1/03-      9/1/02-      9/1/01-      9/1/00-
INVESTOR SHARES                                      8/31/05      8/31/04      8/31/03      8/31/02      8/31/01
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 9.71         9.70         9.75        10.00         9.92
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               0.29         0.24         0.30         0.42         0.62
   Net realized and unrealized gains or losses        (0.02)        0.01        (0.02)       (0.23)        0.08
                                                    --------------------------------------------------------------------------------
   Total income from investment operations             0.27         0.25         0.28         0.19         0.70
Less distributions:
   Dividends from net investment income               (0.30)       (0.24)       (0.33)       (0.44)       (0.62)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                       9.68         9.71         9.70         9.75        10.00
                                                    --------------------------------------------------------------------------------
Total return (%)                                       2.82         2.63         2.95         1.89         7.33

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                              0.59         0.59         0.59         0.55         0.55
   Gross operating expenses                            0.59         0.59         0.59         0.62         0.71
   Net investment income                               3.00         2.43         3.08         4.36         6.03
Portfolio turnover rate                                  76           89          109           42          106
Net assets, end of period ($ x 1,000,000)               741          639          410          392          185


18 See financial notes.

SCHWAB YIELDPLUS FUND

                                                     9/1/04-      9/1/03-      9/1/02-      9/1/01-      9/1/00-
SELECT SHARES                                        8/31/05      8/31/04      8/31/03      8/31/02      8/31/01
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 9.70         9.70         9.75        10.00         9.92
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               0.30         0.25         0.32         0.44         0.64
   Net realized and unrealized gains or losses        (0.01)        0.01        (0.02)       (0.24)        0.08
                                                    --------------------------------------------------------------------------------
   Total income from investment operations             0.29         0.26         0.30         0.20         0.72
Less distributions:
   Dividends from net investment income               (0.31)       (0.26)       (0.35)       (0.45)       (0.64)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                       9.68         9.70         9.70         9.75        10.00
                                                    --------------------------------------------------------------------------------
Total return (%)                                       3.08         2.67         3.10         2.04         7.50

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                              0.44         0.45         0.44         0.40         0.40
   Gross operating expenses                            0.44         0.45         0.44         0.47         0.56
   Net investment income                               3.18         2.57         3.23         4.52         6.18
Portfolio turnover rate                                  76           89          109           42          106
Net assets, end of period ($ x 1,000,000)             5,091        3,030        1,476        1,443          772


                                                         See financial notes. 19

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbol below to designate certain characteristics of the securities.

~ Variable-rate security

/ Callable security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 43.1%  CORPORATE BONDS                                 2,506,417      2,511,123

 29.8%  ASSET-BACKED
        OBLIGATIONS                                     1,729,129      1,735,069

 19.0%  MORTGAGE-BACKED
        SECURITIES                                      1,108,978      1,109,537

  0.0%  U.S. GOVERNMENT
        SECURITIES                                          2,365          2,365

  2.2%  COMMERCIAL PAPER
        & OTHER CORPORATE
        OBLIGATIONS                                       126,039        126,022

  5.4%  PREFERRED STOCK                                   317,169        316,372
  0.0%  OTHER INVESTMENT
        COMPANIES                                           1,091          1,091
--------------------------------------------------------------------------------
 99.5%  TOTAL INVESTMENTS                               5,791,188      5,801,579

  0.5%  OTHER ASSETS AND
        LIABILITIES                                                       30,432
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                     5,832,011

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      CORPORATE BONDS 43.1% of net assets

      FINANCE 22.3%
      --------------------------------------------------------------------------
      BANKING 12.5%

      AB SPINTAB, 144A
   ~/    4.68%, 10/31/05                                  6,500            6,495
   /@    7.50%, 08/14/49                                  2,100            2,162

    ~ ALLIED IRISH BANKS, 144A
         4.47%, 10/17/05                                 17,575           17,789

   ~/ ARTESIA OVERSEAS, LTD.
         4.59%, 11/25/05                                 10,000           10,051

    / BBVA BANCOMER CAPITAL TRUST L, 144A
         10.50%, 02/16/11                                24,900           25,684

      BNP PARIBAS
   ~/    4.06%, 09/20/05                                 42,700           42,891
    ~    4.06%, 09/20/05                                    724              728

    ~ CITIGROUP, INC.
         3.75%, 11/02/05                                 35,000           35,017

      COUNTRYWIDE HOME LOAN
    ~    3.60%, 09/29/05                                 49,000           49,010
    ~    3.76%, 10/31/05                                 24,500           24,499


20 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      COUNTRYWIDE HOME LOANS
    ~    3.68%, 10/12/05                                  3,860            3,861
    ~    4.01%, 11/25/05                                  4,735            4,740

    ~ CREDIT SUISSE FIRST BOSTON, INC.
         5.25%, 10/27/05                                    440              441

   ~/ DEUTSCHE BANK CAPITAL TRUST, 144A
      Class B
         5.29%, 09/30/05                                 48,400           50,041

    ~ DEUTSCHE BANK LUXEMBOURG, 144A
         4.63%, 12/28/05                                  5,000            5,061

      DORAL FINANCIAL CORP.
    ~    3.99%, 09/07/05                                 26,905           26,803
    ~    4.45%, 10/20/05                                  8,785            8,379

   ~/ FLEET CAPITAL TRUST V
         4.43%, 09/19/05                                 42,300           42,588

    ~ INTESA BANK OVERSEAS LTD.
         4.38%, 10/03/05                                 31,000           31,117

    ~ JP MORGAN CHASE & CO.
         3.48%, 09/14/05                                 15,200           15,228

    @ KORAM BANK
         5.64%, 09/26/12                                 25,300           25,873

    ~ NATIONWIDE BUILDING SOCIETY, 144A
         3.51%, 09/12/05                                 30,000           30,058

   ~/ RBS CAPITAL TRUST IV
         4.29%, 09/30/05                                 39,800           40,460

   ~/ REPUBLIC NEW YORK CORP.
         4.15%, 01/30/06                                 44,700           44,414

    ~ ROYAL BANK OF SCOTLAND PLC, 144A
         3.66%, 10/21/05                                 49,800           49,816

   ~/ SOCIETE GENERALE
         4.26%, 10/21/05                                 28,000           28,213

    ~ SOUTHTRUST BANK NA
         3.48%, 09/29/05                                    150              150

    ~ SOVEREIGN BANCORP.
         4.17%, 11/25/05                                 16,000           16,037

    ~ WACHOVIA CORP.
         3.72%, 10/24/05                                 31,000           31,042

      WELLS FARGO & CO.
    ~    3.42%, 09/12/05                                 24,000           24,024
    ~    3.51%, 09/23/05                                  8,450            8,465
    ~    3.54%, 09/29/05                                 29,767           29,811
                                                                     -----------
                                                                         730,948
      BROKERAGE 3.0%

   ~/ CREDIT SUISSE FINANCIAL PRODUCTS
         4.10%, 09/06/05                                 20,770           20,858

      GOLDMAN SACHS GROUP, INC.
    ~    3.59%, 09/30/05                                 34,280           34,324
    ~    3.69%, 10/11/05                                 15,500           15,524
    ~    3.73%, 10/25/05                                 25,000           25,001

   ~/ LEHMAN BROTHERS E-CAPITAL TRUST I, 144A
         4.59%, 11/21/05                                  9,900            9,916

    ~ MERRILL LYNCH & CO.
         3.30%, 09/06/05                                 19,880           19,940

      MORGAN STANLEY
    ~    3.70%, 10/12/05                                  2,605            2,608
    ~    3.79%, 10/27/05                                  6,940            6,954
    ~    3.92%, 11/15/05                                 41,250           41,306
                                                                     -----------
                                                                         176,431
      FINANCE COMPANIES 2.9%

    ~ AMERICAN GENERAL FINANCE
         3.61%, 09/27/05                                 30,000           30,044

      GENERAL ELECTRIC CAPITAL CORP.
    ~    3.30%, 09/02/05                                 37,900           36,848
    ~    3.86%, 11/21/05                                 12,500           12,518

    ~ INTERNATIONAL LEASE FINANCE CORP.
         3.54%, 10/17/05                                 10,000           10,028

    ~ MBNA EUROPE FUNDING PLC, 144A
         3.97%, 09/07/07                                 15,000           15,000

    ~ RESIDENTIAL CAPITAL CORP., 144A
         4.84%, 09/29/05                                 25,000           25,154

    ~ WASHINGTON MUTUAL, INC.
         3.98%, 11/03/05                                 38,595           38,607
                                                                     -----------
                                                                         168,199
      INSURANCE 2.9%

   ~/ ASIF GLOBAL FINANCE XXII, SERIES 144A
         3.99%, 11/28/05                                 31,700           31,743

   ~/ AXA
         3.95%, 09/06/05                                 64,600           64,796

    ~ MARSH & MCLENNAN COS., INC.
         3.71%, 10/13/05                                 28,560           28,417

   ~/ TWIN REEFS PASS-THROUGH, SECTION 3C7, 144A
         4.35%, 09/12/05                                 22,900           22,853


                                                         See financial notes. 21

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
    ~ XLLIAC GLOBAL FUND
         3.54%, 09/02/05                                 22,300           22,322
                                                                     -----------
                                                                         170,131
      REAL ESTATE INVESTMENT TRUST 1.0%

   ~/ DUKE REALTY CORP.
         3.70%, 09/22/05                                 18,265           18,287

    @ HOST MARRIOTT LP
         9.50%, 01/15/07                                 13,630           14,379

    ~ WESTFIELD CAPITAL CORP., 144A
         4.00%, 11/02/05                                 23,400           23,453
                                                                     -----------
                                                                          56,119
      INDUSTRIAL 16.8%
      --------------------------------------------------------------------------
      BASIC INDUSTRY 0.5%

    @ GEORGIA-PACIFIC CORP.
         7.38%, 07/15/08                                 20,000           21,200

      NOVA CHEMICALS LTD
         7.00%, 09/15/05                                  2,900            2,900

    / WESTLAKE CHEMICAL CORP.
         8.75%, 07/15/11                                  5,900            6,431
                                                                     -----------
                                                                          30,531
      CAPITAL GOODS 0.6%

    @ BALL CORP.
         7.75%, 08/01/06                                 12,719           13,037

      BOMBARDIER CAPITAL, INC., 144A
    @    7.50%, 10/17/05                                  9,950           10,012
    @    6.13%, 06/29/06                                 10,180           10,231
                                                                     -----------
                                                                          33,280
      COMMUNICATIONS 3.2%

    ~ AMERICA MOVIL SA DE CV, 144A
         4.29%, 10/27/05                                 31,500           31,610

    ~ COX COMMUNICATIONS, INC., 144A
         3.95%, 09/14/05                                 24,900           25,078

   /@ DIRECTV HOLDINGS/FINANCE
         8.38%, 03/15/13                                  5,200            5,733

   ~/ ECHOSTAR DBS CORP.
         6.75%, 10/01/05                                 13,750           14,111

   /@ MCI, INC.
         6.91%, 05/01/07                                 21,350           21,617

   /@ NEXTEL PARTNERS, INC.
         12.50%, 11/15/09                                24,979           26,915

   ~/ ROGERS WIRELESS, INC.
         6.54%, 09/15/05                                  2,990            3,132

   /@ SBA TELECOMMUNICATIONS CORP.
         0.00%, 12/15/11                                 18,820           17,362

   /@ TCI COMMUNICATIONS FINANCING III
         9.65%, 03/31/27                                 34,170           38,649
                                                                     -----------
                                                                         184,207
      CONSUMER CYCLICAL 8.7%

    ~ ARCHSTONE I PLC, 144A
      Series 2005-1 Class A1
         4.23%, 09/20/05                                 34,600           34,730

      CAESARS ENTERTAINMENT, INC.
         8.50%, 11/15/06                                 10,800           11,304
    @    9.38%, 02/15/07                                  5,000            5,294

    ~ CENTEX CORP.
      Series D
         5.65%, 10/10/05                                 15,340           15,625

   /@ CUMMINS, INC.
         9.50%, 12/01/10                                 19,950           22,045
      D. R. HORTON, INC.
    @    9.38%, 03/15/11                                 19,725           21,086
         8.50%, 04/15/12                                 15,125           16,486

      DAIMLER-CHRYSLER, N.A. HOLDINGS
    ~    3.86%, 09/10/07                                 10,140           10,182
    ~    4.43%, 11/25/05                                 19,850           19,921

      FORD MOTOR CREDIT CO.
         4.39%, 09/21/05                                  9,000            8,883
    ~    4.31%, 09/28/05                                 15,980           15,594
    ~    4.74%, 11/16/05                                 10,000           10,003
    @    6.88%, 02/01/06                                 50,950           51,294

      GENERAL MOTORS ACCEPTANCE CORP.
   ~/    1.50%, 09/15/05                                    500              477
         6.63%, 10/15/05                                    500              501
    ~    4.51%, 10/17/05                                 11,900           11,731
    ~    4.68%, 11/18/05                                 44,050           43,953
    ~    4.67%, 11/21/05                                  4,000            3,934

      HARRAHS OPERATING CO., INC.
         7.88%, 12/15/05                                  2,300            2,323

    @ HYATT EQUITIES, L.L.C., 144A
         6.88%, 06/15/07                                  1,295            1,330


22 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
   /@ JOHN Q HAMONS HOTELS / FINANCE
      Series B
         8.88%, 05/15/12                                 15,565           17,199

   /@ KB HOME
         9.50%, 02/15/11                                 26,441           28,258

   ~/ LENNAR CORP.
      Series B
         4.18%, 09/19/05                                 22,875           22,977

      MANDALAY RESORT GROUP
         10.25%, 08/01/07                                 3,950            4,301

      MGM MIRAGE, INC.
         7.25%, 10/15/06                                  4,050            4,146
         9.75%, 06/01/07                                  3,250            3,486
    @    6.75%, 08/01/07                                  6,000            6,150
         6.75%, 02/01/08                                    300              307

    @ ROYAL CARIBBEAN CRUISES
         6.75%, 03/15/08                                  4,255            4,436

      RYLAND GROUP, INC.
   /@    9.75%, 09/01/10                                 16,060           16,843
   /@    9.13%, 06/15/11                                 21,862           23,808

    / SCHULER HOMES
         10.50%, 07/15/11                                 2,295            2,510

   /@ STANDARD PACIFIC CORP.
         9.50%, 09/15/10                                 18,242           19,131

    @ STARWOOD HOTEL RESORTS
         7.38%, 05/01/07                                  6,000            6,248

      TOLL CORP.
    /    8.25%, 02/01/11                                 25,385           26,781
    /    8.25%, 12/01/11                                 13,050           13,964
                                                                     -----------
                                                                         507,241
      CONSUMER NON-CYCLICAL  1.1%

      ALTRIA GROUP, INC.
         3.61%, 09/09/05                                 25,000           24,999

    ~ EVANGELICAL LUTHERAN GOOD SAMARITAN SOCIETY
         4.38%, 11/25/05                                 19,800           19,807

    ~ SAFEWAY, INC.
         4.16%, 11/01/05                                  7,000            7,001

   ~/ STATER BROTHERS HOLDINGS
         6.91%, 09/15/05                                 12,950           13,144
                                                                     -----------
                                                                          64,951
      ENERGY 1.6%

   /@ HUSKY OIL LTD.
         8.90%, 08/15/28                                 27,122           29,857

      KERR-MCGEE CORP.
         8.13%, 10/15/05                                  3,910            3,925
    @    5.88%, 09/15/06                                 21,200           21,595

   /@ POGO PRODUCING CO.
      Series B
         8.25%, 04/15/11                                 22,156           23,485

    @ TESORO CORP.
         8.00%, 04/15/08                                 14,635           15,440
                                                                     -----------
                                                                          94,302
      TECHNOLOGY 0.5%

    ~ BAE SYSTEMS HOLDINGS, INC.
         4.05%, 11/15/05                                 15,000           15,004

   ~/ FREESCALE SEMICONDUCTOR
         5.89%, 10/17/05                                 11,900           12,346
                                                                     -----------
                                                                          27,350
      TRANSPORTATION 0.6%

    ~ CSX CORP.
         4.01%, 11/03/05                                 20,730           20,771

    ~ YELLOW ROADWAY CORP., 144A
         5.17%, 11/15/05                                 15,000           15,013
                                                                     -----------
                                                                          35,784
      UTILITIES 4.0%
      --------------------------------------------------------------------------
    ~ ATMOS ENERGY CORP.
         3.52%, 10/17/05                                 19,900           19,946

   /@ COLUMBIA ENERGY GROUP
      Series D
         7.05%, 11/28/07                                  1,405            1,413

    ~ DELEK & AVNER-YAM, 144A
         4.79%, 11/01/05                                  9,661            9,650

   ~/ DTE ENERGY CO.
         4.28%, 09/01/05                                  9,400            9,438

   ~/ DUKE ENERGY CORP.
         3.82%, 12/08/05                                 21,350           21,367

   ~/ ENERGEN CORP.
         4.14%, 11/15/05                                  9,900            9,914

   ~/ ENTERGY GULF STATES
         3.73%, 09/01/05                                 34,275           34,404


                                                         See financial notes. 23

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      GEORGIA-PACIFIC CORP.
         7.50%, 09/14/05                                  4,675            4,774

   ~/ NISOURCE FINANCE CORP.
         4.39%, 11/23/05                                 32,720           32,891

      SOUTHERN CALIFORNIA EDISON
    ~    3.47%, 09/14/05                                 50,000           50,019
    ~    3.87%, 10/13/05                                  7,370            7,375

    ~ TECO ENERGY, INC., 144A
         5.69%, 11/01/05                                  9,950           10,249

    ~ TXU ENERGY CO., L.L.C.
         4.36%, 10/14/05                                 15,250           15,257

   ~/ TXU ENERGY CO., L.L.C.
         4.36%, 10/14/05                                  4,950            4,952
                                                                     -----------
                                                                         231,649
      ASSET-BACKED OBLIGATIONS 29.8% of net assets

      ABSC NIMS TRUST
      Series 2004-HE7 Class A1
         5.00%, 10/25/34                                  2,202            2,202

    ~ ABSLB LONG BEACH HOME EQUITY LOAN TRUST
      Series 2000-LB-1 Class M2V
         4.71%, 09/21/05                                 10,670           10,190

      ACE SECURITIES CORP.
    ~ Series 2002-HE-1 Class M2
         4.84%, 09/26/05                                  5,000            5,040
    ~ Series 2002-HE3 Class M2
         5.84%, 09/26/05                                 15,000           15,107
    ~ Series 2003-HS1 Class M3
         6.14%, 09/26/05                                  4,081            4,192
    ~ Series 2004-FM1 Class M1
         4.24%, 09/26/05                                 10,000           10,028

    ~ AEGIS ASSET BACKED SECURITIES TRUST
      Series 2003-2 Class A1
         4.04%, 09/26/05                                 13,032           13,067

      ALTER MONETA RECEIVABLES, L.L.C.
      Series 2003-1
         2.56%, 03/15/11                                  1,840            1,828

      AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
      Series 2002-1 Class D
         6.53%, 06/06/08                                  6,450            6,522

      AMERICREDIT FINANCE NIM TRUST
      Series 2004-RN5 Class A
         5.19%, 07/25/34                                  1,324            1,319

      AMERIQUEST FINANCE NIM TRUST
    ~ Series 2001-RN4 Class A
         4.60%, 09/26/05                                  1,093            1,090
      Series 2004-RN9 Series N1
         4.80%, 11/25/34                                  5,337            5,317

      AMERIQUEST MORTGAGE SECURITIES, INC.
    ~ Series 2003-6 Class M2
        5.49%, 09/26/05                                   5,000            5,108
    ~ Series 2003-AR2 Class M2
        5.67%, 09/26/05                                   5,000            5,071
    ~ Series 2003-AR3 Class M2
         5.69%, 09/26/05                                  5,000            5,105
    ~ Series 2003-IA1 Class M2
         5.29%, 09/26/05                                  2,614            2,615
      Series 2004-R10 Class M1
         4.34%, 11/25/34                                 10,550           10,619
      Series 2004-R10 Class M6
         5.01%, 11/25/34                                  7,050            7,249
      Series 2004-R10 Class M7
         3.64%, 11/25/34                                  6,900            7,087
      Series 2004-R10 Class M8
         3.84%, 11/25/34                                  1,950            1,992

      AMORTIZING RESIDENTIAL COLLATERAL TRUST
    ~ Series 2002-BC1 Class B
         5.69%, 09/26/05                                    704              707
    ~ Series 2002-BC1 Class M2
         4.74%, 09/26/05                                  3,060            3,075
    ~ Series 2002-BC9 Class M2
         5.89%, 09/26/05                                 18,000           18,452

      AQ FINANCE NIM TRUST
      Series 2003-N11A
         7.14%, 08/25/33                                     39               39

      ARGENT SECURITIES, INC.
    ~ Series 2003-W7 Class M2
         5.39%, 09/26/05                                 15,750           15,988
    ~ Series 2003-W9 Class M2
         5.36%, 09/26/05                                 19,695           20,067

    ~ ARIA CDO I (JERSEY) LTD.
      Series IA-3 Class B1U5
         4.48%, 10/07/05                                 41,250           41,486

      ASSET BACKED FUNDING CERTIFICATES
    ~ Series 2003-AHL1 Class M1
         4.49%, 09/26/05                                  7,500            7,585


24 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
    ~ Series 2003-OPT1 Class M2
         5.19%, 09/26/05                                  5,000            5,048
    ~ Series 2003-WMC1 Class A3
         4.19%, 09/26/05                                 12,549           12,662
    ~ Series 2004-HE1 Class M2
         4.79%, 09/26/05                                 12,750           12,973
    ~ Series 2004-HE1 Class M8
         7.14%, 09/26/05                                  4,022            3,732
    ~ Series 2004-OPT2 Class M1
         4.19%, 09/26/05                                 16,500           16,569
    ~ Series 2004-OPT2 Class M2
         4.64%, 09/14/05                                 11,576           11,714

      ASSET BACKED FUNDING CORP. NIM TRUST
      Series 2004-OPT5 Class N1
         4.45%, 09/28/34                                  8,908            8,889

      ASSET BACKED SECURITIES CORP. HOME EQUITY
    ~ Series 2001-HE3 Class M2
         4.62%, 09/15/05                                  1,220            1,220
    ~ Series 2002-HE3 Class M2
         5.12%, 09/15/05                                  6,830            6,861
    ~ Series 2003-HE1 Class M2
         5.92%, 09/15/05                                 14,850           15,431
    ~ Series 2003-HE2 Class M2
         5.47%, 09/15/05                                  4,460            4,509
    ~ Series 2003-HE2 Class M3
         5.82%, 09/15/05                                  8,035            8,132
    ~ Series 2003-HE7 Class M1
         4.22%, 09/15/05                                  7,000            7,037

      ASSET BACKED SECURITIES CORP. NIMS TRUST
      Series 2004-HE3 Class A1
         5.00%, 05/25/34                                  3,446            3,424

      BANC OF AMERICA FUNDING CORP.
      Series 2004-A Class 4A1
         5.87%, 06/20/32                                 13,020           13,395

      BEAR STEARNS ASSET BACKED SECURITIES, INC.
    ~ Series 1999-1 Class MV1
         4.62%, 09/26/05                                  7,532            7,541
    ~ Series 2004-HEB Class M1
         4.21%, 09/26/05                                 12,100           12,111

    ~ CAPITAL ONE MASTER TRUST
      Series 2001-2 Class C
         4.67%, 09/15/05                                 14,920           14,968

      CAPITAL ONE MULTI-ASSET EXECUTION TRUST
    ~ Series 2003-B6 Class B6
         4.10%, 09/15/05                                 20,000           20,203
    ~ Series 2003-C1 Class C1
         6.12%, 09/15/05                                  3,500            3,683

      CAPITAL ONE PRIME AUTO RECEIVABLES TRUST
      Series 2004-2 Class B
         3.95%, 05/16/11                                 13,673           13,601

    ~ CARSS FINANCE LTD. PARTNERSHIP
      Series 2004-A Class B2
         4.52%, 09/15/05                                  3,913            3,919

      CDC MORTGAGE CAPITAL TRUST
    ~ Series 2003-HE1 Class M1
         4.54%, 09/26/05                                 18,000           18,077
    ~ Series 2003-HE2 Class M2
         5.54%, 09/26/05                                  5,000            5,087
    ~ Series 2003-HE4 Class M1
         4.29%, 09/26/05                                  5,700            5,722
    ~ Series 2003-HE4 Class M2
         5.29%, 09/26/05                                  4,000            4,092

    ~ CENTEX HOME EQUITY
      Series 2003-B Class M2
         5.34%, 09/26/05                                  6,500            6,619

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
    ~ Series 2001-3 Class 2M2
         4.62%, 09/26/05                                    670              672
    ~ Series 2003-2 Class 2A2
         3.92%, 09/26/05                                  8,476            8,497

      CHASE FUNDING NET INTEREST MARGIN, 144A
      Series 2004-1A
         3.75%, 02/27/34                                    135              135

      CHEC LOAN TRUST
      Series 2004-2 Class M1
         4.28%, 10/25/34                                  8,750            8,794

      CIT MARINE TRUST
      Series 1999-A Class A4
         6.25%, 11/15/19                                  2,580            2,610

      COUNTRYWIDE ASSET BACKED CERTIFICATES
    ~ Series 2002-6 Class M1
         4.74%, 09/26/05                                  3,000            3,021
    ~ Series 2002-6 Class M2
         5.74%, 09/26/05                                  4,800            4,866
    ~ Series 2003-2 Class M2
         5.29%, 09/26/05                                    225              229

      DISTRIBUTION FINANCIAL SERVICES TRUST
      Series 2001-1 Class-D
         7.73%, 11/15/22                                  8,250            8,207


                                                         See financial notes. 25

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
    ~ FIELDSTONE MORTGAGE INVESTMENT CORP.
      Series 2004-2 Class M3
         5.04%, 09/26/05                                  2,000            2,001

      FINANCE AMERICA MORTGAGE LOAN TRUST
    ~ Series 2004-1 Series M4
         4.49%, 09/26/05                                  3,500            3,538
    ~ Series 2004-2 Class M6
         5.04%, 09/26/05                                  2,625            2,676
    ~ Series 2004-3 Class M1
         4.22%, 09/26/05                                 13,350           13,425

      FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
    ~ Series 1997-FF3 Class M1
         4.24%, 09/20/05                                  1,159            1,160
    ~ Series 2003-FF3 Class M4
         6.89%, 09/25/05                                  5,208            5,356

      FIRST FRANKLIN NIM TRUST
      Series 2004-FF10 Class N1
         4.45%, 11/26/34                                  4,316            4,311
      Series 2004-FF4A Class N
         5.75%, 06/25/34                                  2,227            2,220
      Series 2004-FF8A, 144A
         5.25%, 10/25/34                                  5,404            5,422

      FREMONT HOME LOAN TRUST
    ~ Series 2003-A Class M2
         5.37%, 09/26/05                                  7,000            7,061
    ~ Series 2003-B Class M1
         4.34%, 09/26/05                                 19,500           19,675
    ~ Series 2003-B Class M2
         5.26%, 09/26/05                                 13,000           13,342
    ~ Series 2004-A Class M2
         4.79%, 09/26/05                                  5,000            5,068

      FREMONT NIM TRUST
      Series 2004-D Class N1
         4.50%, 06/25/06                                  4,661            4,650
      Series 2005-A, 144A
         3.75%, 01/25/35                                  9,135            9,102

    ~ GALENA CDO I (CAYMAN NO. 1) LTD., 144A
      Series I-A Class B1U7
         4.50%, 01/11/06                                  5,000            5,000

      GLOBAL SIGNAL TRUST
      Series 2004-2A Class C
         4.70%, 12/15/14                                  7,000            6,952

    ~ GSAMP TRUST
      Series 2002-WMC1 Class B1
         5.71%, 09/20/05                                  1,657            1,672

    ~ HOME EQUITY ASSET TRUST
      Series 2004-8 Class M1
         4.22%, 09/26/05                                 22,000           22,208

      HOME EQUITY MORTGAGE TRUST
    ~ Series 2002-5 Class M2
         6.09%, 09/26/05                                  6,274            6,301
    ~ Series 2003-5 Class M2
         5.44%, 09/26/05                                  4,000            4,041
    ~ Series 2003-7 Class M2
         5.34%, 09/26/05                                  6,000            6,054

    ~ HOUSEHOLD MORTGAGE LOAN TRUST
         Series 2003-HC2 Class M
         4.21%, 09/20/05                                  2,886            2,891

    ~ IMPAC CMB TRUST
      Series 2003-10 Class 1A1
         3.99%, 09/26/05                                  6,109            6,113

      INDYMAC HOME EQUITY LOAN ASSET-BACKED TRUST
      Series 2004-B Class M4
         4.79%, 11/25/34                                 14,500           14,780

      INDYMAC NIM TRUST SPMD
      Series 2004-B
         5.68%, 11/25/34                                  4,006            4,018

      IRWIN HOME EQUITY
      Series 2003-1 Class M2
         5.64%, 02/25/08                                  5,000            5,137

      LONG BEACH ASSET HOLDINGS, CORP.
      Series 2004-5
         5.00%, 09/25/34                                    639              637
      Series 2004-6 Class N1
         4.50%, 11/25/34                                  2,222            2,223

      LONG BEACH MORTGAGE LOAN TRUST
    ~ Series 2003-2 Class M1
         4.46%, 09/26/05                                  8,000            8,055
    ~ Series 2003-2 Class M3
         5.89%, 09/26/05                                  2,190            2,223
    ~ Series 2004-1 Class M6
         5.04%, 09/26/05                                  8,000            8,133

      MAIN STREET WAREHOUSE FUNDING TRUST
    ~ Series 2004-MSC
         6.39%, 09/26/05                                  9,000            9,091
    ~ Series 2004-MSD
         5.94%, 09/26/05                                 18,500           18,523

      MASTER ASSET BACKED SECURITIES TRUST
    ~ Series 2002-OPT1 Class M2
         5.59%, 09/26/05                                 10,000           10,125


26 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
    ~ Series 2003-OPT1 Class A2
         4.06%, 09/25/05                                  3,967            3,978
    ~ Series 2003-OPT1 Class M2
         5.49%, 09/26/05                                 12,500           12,701
    ~ Series 2003-WMC2 Class M1
         4.34%, 09/26/05                                    600              604

      MBNA CREDIT CARD MASTER NOTE TRUST
    ~ Series 2003-B3 Class B3
         3.95%, 09/30/05                                 14,329           14,405
    ~ Series 2003-C3 Class C3
         4.92%, 09/30/05                                 10,920           11,236

      MBNA MASTER CREDIT CARD TRUST
    ~ Series 1999-L Class C
         4.65%, 09/15/05                                  8,000            8,081
    ~ Series 2000-H Class B
         4.17%, 09/15/05                                 14,500           14,695

      MERRILL LYNCH MORTGAGE INVESTORS, INC.
    ~ Series 2003-WMC2 Class M1
         4.49%, 09/26/05                                  5,000            5,011
    ~ Series 2003-WMC3 Class A2
         4.00%, 09/26/05                                  1,143            1,144
    ~ Series 2003-WMC3 Class M3
         5.29%, 09/26/05                                  2,000            2,019
    ~ Series 2003-WMC3 Class M4
         5.46%, 09/26/05                                  2,913            2,955
    ~ Series 2004-WMC1 Class A2
         3.94%, 09/26/05                                  8,832            8,867
      Series 2005-WM1N Class N1
         5.00%, 10/01/05                                  8,859            8,781

    ~ MMCA AUTOMOBILE TRUST
      Series 2002-5 Class C
         5.72%, 09/15/05                                  1,408            1,415

      MORGAN STANLEY ABS CAPITAL I
    ~ Series 2003-HE3 Class M1
         4.32%, 09/26/05                                  9,403            9,471
    ~ Series 2003-NC6 Class M1
         4.44%, 09/26/05                                 17,500           17,704
    ~ Series 2004-HE1 Class B2
         5.54%, 09/26/05                                  6,000            6,004
    ~ Series 2004-HE8 Class M1
         4.28%, 09/26/05                                 19,810           19,936
    ~ Series 2004-HE9 Class M4
         4.64%, 09/26/05                                 15,000           15,098
      Series 2004-NC1N
         7.00%, 12/25/33                                    380              379

      MORGAN STANLEY AUTO LOAN TRUST
      Series 2003-HB1 Class B
         2.22%, 04/15/11                                  3,842            3,776
      Series 2004-HB1 Class C
         2.88%, 10/15/11                                  7,636            7,545
      Series 2004-HB2 Class C
         3.24%, 03/15/12                                  3,956            3,921
      Series 2004-HB2 Class D
         3.59%, 03/15/12                                    537              535

      NEW CENTURY HOME EQUITY LOAN TRUST
    ~ Series 2003-3 Class M3
         6.02%, 09/26/05                                  7,686            7,923
    ~ Series 2004-2 Class A3
         3.89%, 09/26/05                                  9,485            9,492
    ~ Series 2004-3 Class M1
         4.26%, 09/26/05                                 14,000           14,080

      NOVASTAR HOME EQUITY LOAN
    ~ Series 2003-1 Class M2
         5.64%, 09/26/05                                 13,000           13,170
    ~ Series 2003-2 Class M1
         4.39%, 09/26/05                                 15,720           15,814
    ~ Series 2003-3 Class M1
         4.39%, 09/26/05                                 22,700           22,916
    ~ Series 2003-3 Class M2
         5.29%, 09/26/05                                 10,000           10,248
    ~ Series 2003-4 Class M1
         4.35%, 09/26/05                                 20,000           20,142
    ~ Series 2004-1 Class B1
         5.34%, 09/26/05                                  5,950            5,963
    ~ Series 2004-2 Class B1
         5.59%, 09/26/05                                  7,900            8,063
    ~ Series 2004-2 Class M4
         4.84%, 09/26/05                                 13,000           13,135
    ~ Series 2004-4 Class B1
         5.34%, 09/26/05                                 10,000           10,130
    ~ Series 2005-1 Class B4
         7.14%, 09/26/05                                  4,000            3,791
    ~ Series 2005-1 Class M4
         4.32%, 09/26/05                                  8,000            8,030

      NOVASTAR NIM TRUST
      Series 2004-N2
         4.46%, 07/25/34                                  2,490            2,480
      Series 2005-N1 Class NOTE,
      144A
         4.78%, 10/26/35                                 12,241           12,253

                                                         See financial notes. 27

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                        FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      NOVASTAR NIM TRUST, 144A
      Series 2004-N3
         3.97%, 03/25/35                                  6,305            6,288

    ~ ODIN CDO I (CAYMAN ISLANDS) LTD., 144A
      Series 1A Class B1U5
         4.16%, 10/11/05                                 19,900           19,970

      OPTEUM NIM TRUST
      Series 2005-1, 144A
         6.00%, 02/25/35                                  2,160            2,156

      OPTION ONE MORTGAGE LOAN TRUST
    ~ Series 2002-2 Class M3
         5.49%, 09/26/05                                    235              236
    ~ Series 2002-4 Class M1
         4.24%, 09/26/05                                 12,498           12,535
    ~ Series 2003-1 Class M1
         4.54%, 09/26/05                                 17,700           17,895
    ~ Series 2003-1 Class M2
         5.59%, 09/26/05                                    250              254
    ~ Series 2003-2 Class M1
         4.29%, 09/26/05                                 15,000           15,126
    ~ Series 2004-1 Class M2
         4.74%, 09/26/05                                  3,800            3,848
    ~ Series 2004-1 Class M3
         4.99%, 09/26/05                                  5,000            5,070
    ~ Series 2004-2 Class M1
         4.17%, 09/26/05                                  7,000            7,026

    ~ OVERTURE CDO (JERSEY) LTD.
      Series IA Class B1
         3.94%, 01/09/06                                  1,650            1,645

    ~ PARK PLACE SECURITIES NIM TRUST
      Series 2004-WHQ2 Class A
         4.00%, 09/26/05                                  3,170            3,164

    ~ PARK PLACE SECURITIES, INC.
      Series 2004-MHQ1C Class M1
         4.34%, 09/26/05                                 15,000           15,078

      RESIDENTIAL ASSET SECURITIES CORP.
    ~ Series 2003-KS6 Class M2
         5.14%, 09/26/05                                 15,300           15,523
    ~ Series 2004-KS2 Class M22
         4.64%, 09/26/05                                  9,000            9,099

      RESIDENTIAL ASSET SECURITIES NIM CORP.
      Series 2005-NT1, 144A
         4.00%, 02/25/35                                 13,179           13,207

      RYDER VEHICLE LEASE TRUST
      Series 2001-A Class CTFS
         6.75%, 03/15/12                                 10,000           10,181

      SAIL NET INTEREST MARGIN NOTES
      Series 2003-12A Class A
         7.35%, 11/27/33                                    295              294
      Series 2004-AA Class A
         4.50%, 10/27/34                                  7,186            7,165
      Series 2005-1A Class A, 144A
         4.25%, 02/27/35                                  6,027            6,006
      Series 2005-3 Class A
         4.75%, 04/27/35                                  4,813            4,807

    ~ SAKS CREDIT CARD MASTER TRUST
      Series 2001-2 Class B
         4.22%, 09/15/05                                  2,800            2,813

    ~ SAXON ASSET SECURITIES TRUST
      Series 2004-1 Class M2
         4.77%, 09/26/05                                 12,650           12,777

      SECURITIZED ASSET BACKED NIM TRUST
      Series 2004-DO2
         5.50%, 09/25/34                                  4,146            4,100
      Series 2004-NC2 Class N
         5.75%, 07/25/34                                  3,120            3,117
      Series 2004-OP2 Class N
         5.50%, 08/25/34                                  3,944            3,922

      SHARPS SP I L.L.C. NET INTEREST MARGIN TRUST
      Series 2004-FM1N Class N
         6.16%, 09/25/34                                    420              420
      Series 2004-HE2N Class NA
         5.43%, 10/25/34                                  3,050            3,029
      Series 2004-HE3N Class NA, 144A
         5.19%, 11/25/34                                  5,932            5,912
      Series 2004-OP1N Class NA
         5.19%, 04/25/34                                  1,389            1,388

    ~ SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
      Series 2004-BC1 Class M1
         4.15%, 09/26/05                                 15,000           15,047

      STRUCTURED ASSET INVESTMENT LOAN TRUST
    ~ Series 2003-BC1 Class A2
         3.98%, 09/26/05                                 17,073           17,118
    ~ Series 2003-BC7 Class M2
         5.39%, 09/26/05                                 10,333           10,402

      STRUCTURED ASSET SECURITIES CORP.
    ~ Series 1998-8 Class B
         4.94%, 09/26/05                                     26               26


28 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                        FACE VALUE          VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
    ~ Series 2004-S2 Class M2
         4.24%, 09/26/05                                 14,600           14,658

      STUDENT LOAN TRUST
    ~ Series 2000-2 Class A2L
         3.85%, 10/25/05                                  6,864            6,890
    ~ Series 2000-3 Class A2L
         3.84%, 10/25/05                                  7,215            7,245
    ~ Series 2000-A Class A2
         3.86%, 10/28/05                                 14,177           14,229
    ~ Series 2001-1 Class A2L
         3.80%, 10/25/05                                  3,322            3,330
    ~ Series 2002-1 Class A2
         3.76%, 10/25/05                                  5,256            5,270
    ~ Series 2003-9 Class A4
         3.61%, 09/15/05                                 75,000           75,555
    ~ Series 2004-3 Class A4
         3.78%, 10/25/05                                 47,500           47,678
    ~ Series 2004-9 Class A3
         3.74%, 10/25/05                                 15,000           15,030
    ~ Series 2004-9 Class A4
         3.78%, 10/25/05                                 62,000           62,281
    ~ Series 2005-3 Class A2
         3.65%, 10/25/05                                 10,000            9,990
    ~ Series 2005-7 Class A1
         3.72%, 10/25/05                                 30,000           30,018

    ~ TERRAPIN FUNDING, L.L.C.
      Series 2003-1A Class B1
         4.64%, 09/08/05                                 20,000           20,051

      UCFC HOME EQUITY LOAN
      Series 1998-B Class A7
         6.53%, 10/15/29                                  9,800            9,848

      WFS FINANCIAL OWNER TRUST
      Series 2002-2 Class A4
         4.50%, 02/20/10                                    864              866
      Series 2004-1 Class A4
         2.81%, 08/22/11                                  1,000              983
      Series 2004-1 Class C
         2.49%, 08/22/11                                  3,825            3,769
      Series 2004-2 Class C
         3.20%, 11/21/11                                  7,659            7,588
      Series 2004-3 Class 3D
         4.07%, 02/17/12                                  1,474            1,467
      Series 2004-3 Class C
         3.60%, 02/17/12                                  9,541            9,417
      Series 2004-4 Class C
         3.21%, 05/17/12                                 10,466           10,333

      WHOLE AUTO LOAN TRUST
      Series 2003-1 Class B
         2.24%, 03/15/10                                  8,570            8,457
                                                                     -----------
                                                                       1,735,069
      MORTGAGE-BACKED SECURITIES 19.0% of net assets

      COLLATERALIZED MORTGAGE OBLIGATIONS 14.4%
      --------------------------------------------------------------------------
      BANK OF AMERICA MORTGAGE SECURITIES
      Series 2002-J Class A2
         4.88%, 09/25/32                                  1,951            1,945
      Series 2003-8 Class 2A5
         5.00%, 11/25/18                                 12,161           12,252
      Series 2003-C Class 2A1
         3.93%, 04/25/33                                  4,283            4,227
      Series 2003-D Class 2A2
         3.60%, 03/25/08                                  4,018            3,940
      Series 2004-3 Class 4A
         4.92%, 07/25/34                                 88,657           87,826
      Series 2004-7 Class 7A1
         5.00%, 08/25/19                                 67,160           66,767
      Series 2004-A Class 2A2
         4.18%, 02/25/34                                 21,055           20,868
      Series 2004-I Class 1A2
         4.19%, 09/25/34                                 14,084           14,073
      Series 2004-J Class 2A1
         4.82%, 11/25/34                                 30,469           30,535

    ~ COUNTRYWIDE ASSET-BACKED CERTIFICATES
      Series 2004-11 Class A2
         4.02%, 09/26/05                                 34,426           34,563

      COUNTRYWIDE HOME LOANS
      Series 2003-HYB1 Class 1A1
         3.85%, 05/19/33                                  4,786            4,717
      Series 2004-HYB5 Class 3A1
         4.78%, 04/20/35                                 52,027           52,152

      CROWN CASTLE TOWERS, L.L.C.
      Series 2005-1 Class AB
         4.88%, 06/15/35                                 11,000           10,961

      CS FIRST BOSTON MORTGAGE SECURITIES CORP.
    ~ Series 2001-HE17 Class M1
         4.36%, 09/26/05                                  7,400            7,483
      Series 2002-AR27 Class 1A1
         5.42%, 10/25/32                                  1,228            1,253


                                                         See financial notes. 29

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                        FACE VALUE          VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      Series 2002-AR28 Class 1A2
         4.98%, 11/25/32                                  1,344            1,363
      Series 2004-AR7 Class 2A1
         4.86%, 11/25/34                                 23,986           24,036

      FANNIE MAE
      Series 2003-22 Class UK
         4.00%, 09/25/31                                  6,142            6,026
    ~ Series 2003-37 Class FK
         4.44%, 09/26/05                                  2,623            2,627

      FANNIE MAE (INTEREST ONLY)
      Series 2003-57 Class IB
         5.00%, 06/25/18                                 25,432            3,354

      FIFTH THIRD MORTGAGE LOAN TRUST
    ~ Series 2002-FTB1 Class 3A1
         3.91%, 09/01/05                                  1,578            1,600
    ~ Series 2002-FTB1 Series 2A1
         6.27%, 09/01/05                                  2,469            2,465

      FREDDIE MAC
      Series 61 Class D
         9.30%, 11/15/20                                    511              511

      GSR MORTGAGE LOAN TRUST
      Series 2004-7 Class 1A2
         3.49%, 06/25/34                                  8,536            8,384
      Series 2004-9 Class 5A1
         3.93%, 08/25/34                                 18,298           18,237

      INDYMAC INDEX MORTGAGE LOAN TRUST (INTEREST ONLY)
      Series 2004-AR1 Class AX1
         0.80%, 04/25/34                                256,316            2,315

      MASTER ADJUSTABLE RATE MORTGAGES TRUST
      Series 2002-4 Class 1A1
         5.27%, 11/25/32                                  1,364            1,377
      Series 2002-4 Class 2A1
         5.48%, 11/25/32                                  1,253            1,273
      Series 2002-4 Class 3A1
         5.27%, 11/25/32                                  1,378            1,382
      Series 2003-1 Class 1A1
         4.15%, 12/25/32                                    185              184

      MORGAN STANLEY MORTGAGE LOAN TRUST
    ~ Series 2004-5AR Class 3A4
         4.66%, 08/18/06                                  9,179            9,156
      Series 2004-8AR Class 3A
         5.08%, 10/25/34                                 15,537           15,646
      Series 2004-8AR Class 4A1
         5.47%, 10/25/34                                  7,414            7,524
      Series 2004-9 Class 2A
         6.42%, 11/25/34                                 14,605           15,154
    ~ Series 2005-2AR Class B1
         4.14%, 09/26/05                                 28,365           28,338

      RESIDENTIAL ACCREDIT LOANS, INC.
      Series 2004-QA3 Class NB21
         4.55%, 08/25/34                                  7,781            7,665
      Series 2004-QS16 Class 2A1
         5.00%, 12/25/19                                 39,388           39,438

      RESIDENTIAL ASSET SECURITIZATION TRUST
      Series 2004-A6 Class A1
         5.00%, 08/25/19                                 27,758           27,635

      RESIDENTIAL FUNDING MORTGAGE SECURITIZATION I
      Series 2003-S20 Class 2A1
         4.75%, 12/25/18                                  5,388            5,341

      SEQUOIA MORTGAGE TRUST (INTEREST ONLY)
      Series 2003-8 Class X1
         0.80%, 01/20/34                                180,041            1,641

      THORNBURG MORTGAGE SECURITIES TRUST
      Series 2004-1 Class II2A
         3.37%, 04/25/34                                 20,513           20,048

      WASHINGTON MUTUAL
      Series 2002-AR19 Class A7
         4.68%, 01/01/33                                  4,013            4,015
      Series 2003-AR1 Class A6
         4.56%, 01/25/33                                  2,089            2,082
      Series 2003-AR8 Class A
         4.03%, 08/25/33                                  7,828            7,789
      Series 2003-S10 Class A2
         5.00%, 10/25/18                                 54,934           55,153
      Series 2003-S12 Class 3A
         5.00%, 11/25/18                                 57,977           58,454

      WELLS FARGO MORTGAGE BACKED SECURITIES TRUST
      Series 2003-N Class 2A2
         4.76%, 12/25/33                                 13,188           12,803
      Series 2003-O Class 2A1
         4.64%, 01/25/34                                 24,657           23,860
      Series 2004-EE Class 2A1
         3.99%, 01/25/35                                 17,601           17,421
      Series 2004-K Class 2A5
         4.75%, 07/25/34                                 17,169           17,047
      Series 2004-S Class A5
         3.54%, 09/25/34                                 19,500           19,009
      Series 2004-T Class A1
         3.46%, 09/25/34                                 18,769           18,792
                                                                     -----------
                                                                         842,707


30 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                        FACE VALUE         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      U.S. GOVERNMENT AGENCY MORTGAGES 4.6%
      --------------------------------------------------------------------------
      FANNIE MAE
         3.86%, 05/01/19                                  5,520            5,553
         4.02%, 08/01/34                                 20,418           20,083
         4.04%, 05/01/34                                 17,688           17,950
         4.08%, 08/01/35                                  8,620            8,740
         5.15%, 01/31/31                                  1,477            1,525
         5.53%, 10/01/31                                  2,414            2,434
         5.56%, 11/01/31                                    718              734
         5.80%, 06/01/31 to
                11/01/31                                  1,065            1,095
         6.00%, 04/01/17                                  7,083            7,318
         6.05%, 07/01/31 to
                08/01/31                                  1,204            1,238
         6.10%, 07/01/31                                    569              587
         6.24%, 08/01/39                                  1,086            1,124
         6.50%, 04/01/08 to
                11/01/19                                 42,831           44,361
         7.00%, 01/01/06 to
                09/01/34                                143,151          149,369

      FREDDIE MAC
         5.45%, 10/01/31                                    971            1,005
         5.50%, 08/01/11                                    856              875
         5.70%, 04/01/31                                    960              983
         6.00%, 05/01/08                                    173              176
         6.10%, 07/01/29                                  1,600            1,680
                                                                     -----------
                                                                         266,830
      U.S. GOVERNMENT SECURITIES 0.0% of net assets

      TREASURY BILLS 0.0%
      --------------------------------------------------------------------------
      U.S. TREASURY BILLS
         3.06%, 09/29/05                                    110              110
         3.28%, 10/06/05                                  1,000              997
    @    3.35%, 10/27/05                                  1,165            1,159
         3.49%, 11/25/05                                    100               99
                                                                     -----------
                                                                           2,365
      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      2.2% of net assets

      ATLANTIS TWO FUNDING CORP.
         3.66%, 09/14/05                                 19,917           19,891
         3.61%, 09/15/05                                 10,023           10,009

      COX COMMUNICATIONS, INC., 144A
         3.60%, 09/01/05                                 24,700           24,700
         3.60%, 09/02/05                                 19,500           19,498

      DAIMLER-CHRYSLER, N.A. HOLDINGS
         3.65%, 09/08/05                                 25,000           24,982

      DIAGEO CAPITAL PLC
         3.54%, 09/23/05                                 27,000           26,942
                                                                     -----------
                                                                         126,022

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PREFERRED STOCK 5.4% of net assets

    / ABN AMRO NORTH AMERICA CAPITAL FUNDING, 144A
         285,000                                                          27,943

    / ABN AMRO NORTH AMERICA CAPITAL FUNDING, 144A
         303,700                                                           7,613

      BANK ONE CAPITAL V
         150,000                                                           3,798

      BSCH FINANCE LTD., SERIES Q
         1,100,000                                                        27,569

    / FANNIE MAE, SERIES J
         1,448,000                                                        71,143

    / FANNIE MAE, SERIES K
         541,300                                                          27,060

    / FANNIE MAE, SERIES O
         120,000                                                           6,604

      FLEET CAPITAL TRUST VI
         320,000                                                           7,932

      INTERNATIONAL LEASE FINANCE, SERIES B
         380,000                                                          38,000

      SG PREFERRED CAPITAL II
         100,000                                                          10,906


                                                         See financial notes. 31

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      SLM CORP.
         168,000                                                          16,750

    ~ WOODBOURNE PASSTHRU TRUST, 144A
         390,000                                                          38,952

    / ZURICH REGCAPS FUNDING TRUST III, 144A
         235,000                                                          23,315

    / ZURICH REGCAPS FUNDING TRUST IV, 144A
         40,000                                                            3,915

    / ZURICH REGCAPS FUNDING TRUST V
         50,000                                                            4,872
                                                                     -----------
                                                                         316,372

      OTHER INVESTMENT COMPANIES 0.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO    1,090,869                                     1,091

END OF INVESTMENTS.

In addition to the above, the fund held the following at 8/31/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                         Number of      Contract      Unrealized
                                         Contracts        Value         Losses
5 Year, Short
U.S. Treasury Note,
expires 12/20/05                           (3,835)       415,618         (4,145)

2 Year, Short
U.S. Treasury Note,
expires 12/30/05                             (625)       129,434           (553)
                                                                      ---------
                                                                         (4,698)


32 See financial notes.

SCHWAB YIELDPLUS FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $5,801,579 a
Receivables:
  Fund shares sold                                                       22,794
  Interest                                                               31,575
  Dividends                                                               2,771
  Investments matured                                                       249
Prepaid expenses                                                  +         477
                                                                  --------------
TOTAL ASSETS                                                          5,859,445

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                    9,582
  Dividends to shareholders                                               4,085
  Investments bought                                                     11,117
  Investment adviser and administrator fees                                 148
  Transfer agent and shareholder service fees                                58
  Due to broker for futures                                               2,071
Accrued expenses                                                  +         373
                                                                  --------------
TOTAL LIABILITIES                                                        27,434

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          5,859,445
TOTAL LIABILITIES                                                 -      27,434
                                                                  --------------
NET ASSETS                                                           $5,832,011

NET ASSETS BY SOURCE
Capital received from investors                                       5,897,180
Net investment income not yet distributed                                   741
Net realized capital losses                                             (71,603) b
Net unrealized capital gains                                              5,693 b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                   SHARES
SHARE CLASS          NET ASSETS       /       OUTSTANDING       =           NAV
Investor Shares        $740,644                    76,540                 $9.68
Select Shares        $5,091,367                   526,220                 $9.68

  Unless stated, all numbers are x 1,000.


a The amortized cost of the fund's securities was $5,791,188.

  Includes restricted but deemed liquid 144A securities worth $694,515, or 11.9% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                   $1,902,578
    Sales/maturities            $1,306,394

  The fund's long-term government security transactions were:

    Purchases                      $311,244
    Sales/maturities               $122,317

  The fund's total security transactions with other Schwab Funds during the period were $27,849.


b These derive from investments, futures and short sales.


FEDERAL TAX DATA
---------------------------------------------------------
PORTFOLIO COST                                $5,791,285

NET UNREALIZED GAINS AND LOSSES:
Gains                                            $25,170
Losses                                      +    (14,876)
                                            -------------
                                                 $10,294
AS OF AUGUST 31, 2005:

UNDISTRIBUTED EARNINGS:
Ordinary income                                   $4,827
Long-term capital gains                              $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
    2009                                          $1,318
    2010                                           2,061
    2011                                          47,204
    2012                                           7,223
    2013                                    +      7,728
                                            -------------
                                                 $65,534

DEFERRED CAPITAL LOSSES                          $10,669

RECLASSIFICATIONS:
Net realized capital gains                       ($5,891)

RECLASSIFIED AS:
Net investment income
    not yet distributed                           $5,891


                                                       See financial notes. 33

SCHWAB YIELDPLUS FUND

Statement of
OPERATIONS
For September 1, 2004 through August 31, 2005. All numbers are x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                               $160,612
Dividends                                                                13,144
                                                                     -----------
TOTAL INVESTMENT INCOME                                                 173,756

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (5,180)
Net realized gains on futures contracts                              +    1,963
                                                                     -----------
NET REALIZED LOSSES                                                      (3,217)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                     (1,924)
Net unrealized losses on futures contracts                           +   (4,136)
                                                                     -----------
NET UNREALIZED LOSSES                                                    (6,060)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                14,676 a
Transfer agent and shareholder service fees:
  Investor Shares                                                         1,862 b
  Select Shares                                                           4,064 b
Trustees' fees                                                               38 c
Custodian and portfolio accounting fees                                     469
Professional fees                                                            59
Registration fees                                                           681
Shareholder reports                                                         167
Other expenses                                                       +       99
                                                                     -----------
TOTAL EXPENSES                                                           22,115

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 173,756
TOTAL EXPENSES                                                       -   22,115
                                                                     -----------
NET INVESTMENT INCOME                                                   151,641
NET REALIZED LOSSES                                                      (3,217) d
NET UNREALIZED LOSSES                                                +   (6,060) d
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $142,364

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d These add up to a net loss on investments of $9,277.


34 See financial notes.

SCHWAB YIELDPLUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.


OPERATIONS
--------------------------------------------------------------------------------
                                               9/1/04-8/31/05    9/1/03-8/31/04
Net investment income                                $151,641           $62,203
Net realized losses                                    (3,217)           (6,688)
Net unrealized gains or losses                 +       (6,060)            6,618
                                               ---------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                142,364            62,133

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                        23,140            11,983
Select Shares                                  +      133,811            52,025
                                               ---------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           $156,951           $64,008 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     9/1/04-8/31/05           9/1/03-8/31/04
                                  SHARES         VALUE     SHARES         VALUE
SHARES SOLD
Investor Shares                   75,770      $734,370     55,532      $539,356
Select Shares                +   558,919     5,414,965    301,776     2,930,949
                             ---------------------------------------------------
TOTAL SHARES SOLD                634,689    $6,149,335    357,308    $3,470,305

SHARES REINVESTED
Investor Shares                    1,945       $18,842      1,086       $10,543
Select Shares                +    10,654       103,193      4,472        43,409
                             ---------------------------------------------------
TOTAL SHARES REINVESTED           12,599      $122,035      5,558       $53,952

SHARES REDEEMED
Investor Shares                  (66,972)    ($648,876)   (33,055)    ($321,044)
Select Shares                +  (355,553)   (3,444,153)  (146,165)   (1,419,256)
                             ---------------------------------------------------
TOTAL SHARES REDEEMED           (422,525)  ($4,093,029)  (179,220)  ($1,740,300)

NET TRANSACTIONS IN FUND
SHARES                           224,763    $2,178,341    183,646    $1,783,957

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     9/1/04-8/31/05           9/1/03-8/31/04
                                  SHARES    NET ASSETS     SHARES    NET ASSETS
Beginning of period              377,997    $3,668,257    194,351    $1,886,175
Total increase               +   224,763     2,163,754    183,646     1,782,082 b
                             ---------------------------------------------------
END OF PERIOD                    602,760    $5,832,011    377,997    $3,668,257 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR:
  Ordinary income                    $156,951
  Long-term capital gains                 $--

  PRIOR YEAR:
  Ordinary income                     $63,925
  Long-term capital gains                 $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $741 and $160 for the current and prior period, respectively.


                                                         See financial notes. 35

SCHWAB SHORT-TERM BOND MARKET FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                         9/1/04-      9/1/03-      9/1/02-      9/1/01-      9/1/00-
                                                                         8/31/05      8/31/04      8/31/03      8/31/02      8/31/01
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                    10.21        10.14        10.07        10.08         9.65
                                                                         -----------------------------------------------------------
Income from investment operations:
  Net investment income                                                    0.30         0.28         0.34         0.50         0.59
  Net realized and unrealized gains or losses                             (0.13)        0.07         0.07        (0.02)        0.43
                                                                         -----------------------------------------------------------
  Total income from investment operations                                  0.17         0.35         0.41         0.48         1.02

Less distributions:
  Dividends from net investment income                                    (0.31)       (0.28)       (0.34)       (0.49)       (0.59)
  Distributions from net realized gains                                   (0.02)          --           --           --           --
                                                                         -----------------------------------------------------------
  Total distributions                                                     (0.33)       (0.28)       (0.34)       (0.49)       (0.59)
                                                                         -----------------------------------------------------------
Net asset value at end of period                                          10.05        10.21        10.14        10.07        10.08
                                                                         -----------------------------------------------------------
Total return (%)                                                           1.68         3.46         4.16         4.88        10.84

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                                   0.55         0.53         0.43         0.35         0.35
  Gross operating expenses                                                 0.57         0.57         0.58         0.63         0.66
  Net investment income                                                    3.00         2.69         3.34         4.95         5.90
Portfolio turnover rate                                                     109          114          124          150          248
Net assets, end of period ($ x 1,000,000)                                   660          728          648          493          369


36 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbol below to designate certain characteristics of the securities.

~ Variable-rate security

/ Callable security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

* All or a portion of the security is on loan

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                          COST           VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
 46.1%   U.S. GOVERNMENT
         SECURITIES                                      306,010        303,960
 23.7%   CORPORATE BONDS                                 156,386        156,438
 15.8%   MORTGAGE-BACKED
         SECURITIES                                      104,811        104,040
  9.7%   ASSET-BACKED
         OBLIGATIONS                                      64,263         64,349
  1.0%   COMMERCIAL PAPER
         & OTHER CORPORATE
         OBLIGATIONS                                       6,400          6,400
  3.8%   PREFERRED STOCK                                  25,352         25,356
  0.1%   OTHER INVESTMENT
         COMPANIES                                           527            527
--------------------------------------------------------------------------------
100.2%   TOTAL INVESTMENTS                               663,749        661,070

 20.2%   COLLATERAL INVESTED
         FOR SECURITIES ON
         LOAN                                                           133,147
(20.4%)  OTHER ASSETS AND
         LIABILITIES                                                   (134,339)
--------------------------------------------------------------------------------
100.0%   NET ASSETS                                                     659,878

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      U.S. GOVERNMENT SECURITIES   46.1% of net assets

      U.S. GOVERNMENT AGENCY SECURITIES  22.5%
      --------------------------------------------------------------------------
      FANNIE MAE
         2.63%, 11/15/06                                   7,000           6,890
         5.00%, 01/15/07                                   5,000           5,068
         3.13%, 12/15/07                                  20,000          19,604

      FEDERAL HOME LOAN BANK
         4.13%, 11/15/06                                  25,000          25,046
         3.75%, 11/30/06                                  16,000          15,929
    @    3.38%, 09/14/07                                  20,000          19,751
         4.38%, 09/17/10                                  15,000          15,154

      FREDDIE MAC
         3.50%, 09/15/07                                  10,000           9,909
         5.13%, 10/15/09                                  30,000          30,933
                                                                     -----------
                                                                         148,284
      U.S. TREASURY OBLIGATIONS  23.6%
      --------------------------------------------------------------------------
      U.S. TREASURY BILLS
    @    3.06%, 10/06/05                                     110             110
    @    3.47%, 11/25/05                                     100              99
    @    3.30%, 01/05/06                                     100              99

      U.S. TREASURY NOTES
         6.25%, 02/15/07                                   5,000           5,175
         3.38%, 02/28/07                                   4,000           3,975
    *    3.13%, 05/15/07                                  10,000           9,888
    *    3.50%, 05/31/07                                     800             796


                                                         See financial notes. 37

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
    *    3.63%, 06/30/07                                   2,100           2,093
    *    3.88%, 07/31/07                                  10,000          10,009
    *    3.25%, 08/15/07                                   6,000           5,936
    *    3.38%, 02/15/08                                   7,700           7,618
    *    2.63%, 05/15/08                                  21,000          20,363
         5.63%, 05/15/08                                   1,000           1,046
    *    3.25%, 08/15/08                                  11,000          10,826
    *    4.13%, 08/15/08                                   8,000           8,067
    *    3.13%, 09/15/08                                  35,000          34,303
    *    3.38%, 11/15/08                                   3,000           2,959
    *    3.38%, 12/15/08                                   5,000           4,929
         3.88%, 05/15/09                                   2,000           2,002
    *    3.50%, 12/15/09                                   6,600           6,509
         4.00%, 04/15/10                                   3,000           3,017
    *    3.63%, 06/15/10                                   3,250           3,216
    *    3.88%, 07/15/10                                   8,560           8,563
    *    4.13%, 08/15/10                                   4,030           4,078
                                                                     -----------
                                                                         155,676
      CORPORATE BONDS 23.7% of net assets

      FINANCE  7.5%
      --------------------------------------------------------------------------
      BANKING  4.8%
    / BBVA BANCOMER CAPITAL TRUST 1, 144A
         5.38%, 07/22/15                                   2,000           2,049

   ~/ BUMIPUTRA-COMMERCE BANK
         5.13%, 10/16/13                                   2,000           2,002

    ~ CITIGROUP
         3.51%, 09/09/05                                   4,000           4,012

   ~/ DEUTSCHE BANK CAPITAL TRUST, 144A
      Class B
         4.89%, 09/30/05                                   8,000           8,271

    ~ DORAL FINANCIAL CORP.
         3.99%, 09/07/05                                   2,000           1,992

    ~ HSBC FINANCE CORP.
         4.07%, 11/16/05                                   3,000           3,013

    ~ JP MORGAN CHASE & CO.
         3.72%, 10/03/05                                   5,000           5,021

      KOREA EXCHANGE BANK, 144A
         5.00%, 06/10/15                                   1,500           1,491

   ~/ SOVEREIGN BANK
         4.38%, 11/03/08                                   3,800           3,778
                                                                     -----------
                                                                          31,629
      BROKERAGE  1.1%
   ~/ CREDIT SUISSE FINANCIAL PRODUCTS
         4.10%, 09/06/05                                   3,000           3,012

    ~ GOLDMAN SACHS GROUP, INC.
         3.78%, 09/28/05                                   4,000           4,014
                                                                     -----------
                                                                           7,026
      FINANCE COMPANIES  1.4%
    ~ GENERAL ELECTRIC CAPITAL CORP.
         3.45%, 09/15/05                                   4,000           4,009

    ~ INTERNATIONAL LEASE FINANCE CORP.
         4.00%, 10/17/05                                   3,000           3,009

    ~ RESIDENTIAL CAPITAL CORP., 144A
         4.84%, 09/29/05                                   2,500           2,515
                                                                     -----------
                                                                           9,533
      INSURANCE  0.2%
   ~/ TWIN REEFS PASS-THROUGH, SECTION 3C7, 144A
         4.57%, 09/12/05                                   1,500           1,497

      INDUSTRIAL  13.7%
      --------------------------------------------------------------------------
      BASIC INDUSTRY 0.3%
    @ GEORGIA-PACIFIC CORP.
         7.38%, 07/15/08                                   2,000           2,120

      CAPITAL GOODS  1.1%
      BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
      Series 2001 Class G
         6.66%, 09/15/13                                   6,556           7,137

      COMMUNICATIONS  2.7%
    ~ AMERICA MOVIL SA DE CV, 144A
         4.29%, 10/27/05                                   3,000           3,010

    / DIRECTV HOLDINGS/FINANCE
         8.38%, 03/15/13                                   1,950           2,150

    / MCI, INC.
         6.91%, 05/01/07                                   2,250           2,278

      SPRINT CAPITAL CORP.
         7.63%, 01/30/11                                   3,000           3,433

    / TCI COMMUNICATIONS FINANCING III
         9.65%, 03/31/27                                   2,500           2,828

    @ TELEFONOS DE MEXICO SA
         4.50%, 11/19/08                                   2,000           1,993

      TIME WARNER ENTERTAINMENT CO.
         7.25%, 09/01/08                                   2,000           2,151
                                                                     -----------
                                                                          17,843


38 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      CONSUMER CYCLICAL  7.7%
      CVS CORP., 144A
         6.12%, 01/10/13                                   5,837           6,208

      D.R. HORTON, INC.
         8.00%, 02/01/09                                   2,000           2,179

      FORD MOTOR CREDIT CO.
    ~    4.31%, 09/28/05                                   2,000           1,952
    @    6.88%, 02/01/06                                  14,000          14,095
         4.95%, 01/15/08                                   2,000           1,925

      GENERAL MOTORS ACCEPTANCE CORP.
    ~    4.51%, 10/17/05                                   3,000           2,957
    ~    4.68%, 11/18/05                                   2,200           2,195
    ~    4.67%, 11/21/05                                   2,000           1,967

      KB HOME
         9.50%, 02/15/11                                   2,342           2,503

    @ MANDALAY RESORT GROUP, 144A
         6.50%, 07/31/09                                   3,000           3,060

      ROYAL CARIBBEAN CRUISES
         8.00%, 05/15/10                                   2,000           2,200

      RYLAND GROUP, INC.
         9.75%, 09/01/10                                   2,000           2,098
  /@*    9.13%, 06/15/11                                   3,080           3,354

    / STANDARD PACIFIC CORP.
         9.50%, 09/15/10                                   1,000           1,049

    / STATION CASINOS, INC.
         6.00%, 04/01/12                                   1,000           1,012

    / TOLL CORP.
         8.25%, 02/01/11                                   1,750           1,846
                                                                     -----------
                                                                          50,600
      CONSUMER NON-CYCLICAL  0.4%
      ENTERPRISE PRODUCTS OPERATIONS
         4.95%, 06/01/10                                   3,000           3,002

      ENERGY  1.1%
   /@ HUSKY OIL LTD.
         8.90%, 08/15/28                                   4,009           4,413

      KERR-MCGEE CORP.
         8.13%, 10/15/05                                   2,000           2,008
         6.88%, 09/15/11                                   1,000           1,090
                                                                     -----------
                                                                           7,511
      TRANSPORTATION  0.4%
      UNION PACIFIC CORP.
         7.25%, 11/01/08                                   2,240           2,415

      UTILITIES  2.5%
      --------------------------------------------------------------------------
    @ APPALACHIAN POWER CO.
         3.60%, 05/15/08                                   4,000           3,928

    @ ATMOS ENERGY CORP.
         4.00%, 10/15/09                                   2,000           1,953

      CENTERPOINT ENERGY RESOURCES, INC.
         6.50%, 02/01/08                                   2,955           3,089

      ENTERGY GULF STATES
   ~/    3.73%, 12/01/06                                   1,200           1,205
    /    4.88%, 11/01/11                                   2,000           1,991

      OHIO EDISON CO.
         4.00%, 05/01/08                                   2,000           1,977

    @ PUBLIC SERVICES ELECTRIC & GAS
      Series C
         4.00%, 11/01/08                                   2,000           1,982
                                                                     -----------
                                                                          16,125
      MORTGAGE-BACKED SECURITIES   15.8% of net assets

      COLLATERALIZED MORTGAGE OBLIGATIONS  7.6%
      --------------------------------------------------------------------------
      COUNTRYWIDE HOME LOANS
      Series 2004-HYB5 Class 3A1
         4.71%, 04/20/35                                   7,615           7,634

      FREDDIE MAC
      Series 2574 Class JM
         5.00%, 03/31/33                                   5,101           5,163

      FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
      Series H006 Class A2
         2.84%, 02/15/10                                   5,632           5,564
      Series H010 Class A3
         2.72%, 04/15/10                                  15,000          14,618

      MORGAN STANLEY MORTGAGE LOAN TRUST
      Series 2004-8AR Class 4A1
         5.47%, 10/25/34                                   7,414           7,524
      Series 2004-9 Class 2A
         6.42%, 11/25/34                                   4,101           4,256
      Series 2004-9 Class 4A
         5.65%, 11/25/19                                   5,130           5,252
                                                                     -----------
                                                                          50,011
      U.S. GOVERNMENT AGENCY MORTGAGES  8.2%
      --------------------------------------------------------------------------
      FANNIE MAE
         4.50%, 11/01/19                                  11,072          10,991


                                                         See financial notes. 39

  SCHWAB SHORT-TERM BOND MARKET FUND

  PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
         5.00%, 10/01/19                                  10,951          11,038
         5.50%, 07/01/19 to
                09/01/19                                  25,207          25,773
         7.00%, 10/01/08 to
                07/01/19                                   5,993           6,227
                                                                     -----------
                                                                          54,029
      ASSET-BACKED OBLIGATIONS   9.7% of net assets

      ALTER MONETA RECEIVABLES, L.L.C.
      Series 2003-1
         2.56%, 03/15/11                                     613             609

      AMERIQUEST FINANCE NIM TRUST
      Series 2001-RN4 Class A
         4.60%, 07/25/34                                     234             234

    ~ ARIA CDO I (JERSEY) LTD.
      Series IA-3 Class B1U5
         3.13%, 10/07/05                                   4,000           4,023

    ~ FREMONT HOME LOAN TRUST
      Series 2003-B Class M2
         5.26%, 09/26/05                                   5,000           5,132

      FREMONT NIM TRUST
      Series 2004-D Class N1
         4.50%, 06/25/06                                   1,678           1,674

    ~ HOUSEHOLD MORTGAGE LOAN TRUST
      Series 2003-HC2 Class M
         4.21%, 09/20/05                                     854             855

    ~ LONG BEACH MORTGAGE LOAN TRUST
      Series 2003-4 Class M3
         5.79%, 09/30/05                                   4,200           4,275

    ~ MAIN STREET WAREHOUSE FUNDING TRUST
      Series 2004-MSD
         5.94%, 09/26/05                                   4,000           4,005

      NOVASTAR HOME EQUITY LOAN
    ~ Series 2004-2 Class B1
         5.59%, 09/26/05                                   2,000           2,041
    ~ Series 2004-2 Class M4
         4.84%, 09/26/05                                   3,000           3,031

      NOVASTAR NIM TRUST
      Series 2004-N2
         4.46%, 07/25/34                                     318             317

      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
      Series 2003-RZ3 Class A3
         2.14%, 02/25/30                                   3,425           3,410

      RESIDENTIAL ASSET SECURITIZATION TRUST
      Series 2004-A6 Class A1
         5.00%, 08/25/19                                   8,213           8,176

      SECURITIZED ASSET BACKED NIM TRUST
      Series 2004-DO2
         5.50%, 09/25/34                                   1,327           1,312
      Series 2004-OP2 Class N
         5.50%, 08/25/34                                     789             784

      STUDENT LOAN TRUST
    ~ Series 2003-2 Class A4
         3.60%, 09/15/05                                  14,361          14,455
    ~ Series 2005-7 Class A1
         3.72%, 09/26/05                                   5,000           5,003

    ~ TERRAPIN FUNDING, L.L.C.
      Series 2003-1A Class B1
         4.86%, 09/08/05                                5,000              5,013
                                                                     -----------
                                                                          64,349
      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      1.0% of net assets

      COUNTRYWIDE HOME LOAN
         3.58%, 09/01/05                                6,400              6,400

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     PREFERRED STOCK   3.8% of net assets

    / FANNIE MAE, SERIES J
         290,000                                                          14,248

    / FANNIE MAE, SERIES O
         95,000                                                            5,229

      SLM CORP.
         10,000                                                              997

    / ZURICH REGCAPS FUNDING TRUST IV, 144A
         30,000                                                            2,937

    / ZURICH REGCAPS FUNDING TRUST VI, 144A
         20,000                                                            1,945
                                                                     -----------
                                                                          25,356


40 See financial notes.

 SCHWAB SHORT-TERM BOND MARKET FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES   0.1% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO     526,799                                        527

      END OF INVESTMENTS.


      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)

      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      20.2%  of net assets

      SHORT-TERM INVESTMENTS  3.7%
      --------------------------------------------------------------------------
      CHASE MANHATTAN BANK TIME DEPOSIT
         3.58%, 09/01/05                                   1,393           1,393
         3.56%, 09/01/05                                  22,663          22,663
                                                                     -----------
                                                                          24,056

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES  16.5%
      --------------------------------------------------------------------------
      INSTITUTIONAL MONEY MARKET
      TRUST     109,091,497                                              109,091

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

In addition to the above, the fund held the following at 8/31/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                      Number of        Contract       Unrealized
                                      Contracts         Value           Gains
5 Year, Long
U.S. Treasury Note,
expires 12/20/05                            100          10,838               84
2 Year, Long
U.S. Treasury Note,
expires 12/30/05                            200          41,418              134
                                                                      ----------
                                                                             218


                                                         See financial notes. 41

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value (including $130,340 of
  securities on loan)                                                  $661,070 a
Collateral invested for securities on loan                              133,147
Receivables:
  Due from broker for futures                                               134
  Fund shares sold                                                        1,051
  Interest                                                                5,357
  Dividends                                                                 203
Prepaid expenses                                                    +        24
                                                                    ------------
TOTAL ASSETS                                                            800,986

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                  133,147
Payables:
  Fund shares redeemed                                                    1,307
  Dividends to shareholders                                                 498
  Investments bought                                                      6,057
  Investment adviser and administrator fees                                  14
  Transfer agent and shareholder service fees                                13
Accrued expenses                                                    +        72
                                                                    ------------
TOTAL LIABILITIES                                                       141,108

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            800,986
TOTAL LIABILITIES                                                   -   141,108
                                                                    ------------
NET ASSETS                                                             $659,878

NET ASSETS BY SOURCE
Capital received from investors                                         667,049
Net investment income not yet distributed                                    17
Net realized capital losses                                              (4,727) b
Net unrealized capital losses                                            (2,461) b

NET ASSET VALUE (NAV)
                     SHARES
NET ASSETS     /     OUTSTANDING     =     NAV
$659,878             65,665                $10.05

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $663,749.

  Includes restricted but deemed liquid 144A securities worth $40,120, or 6.1% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

     Purchases                      $147,365
     Sales/maturities               $201,652

  The fund's long-term government security transactions were:

     Purchases                      $500,562
     Sales/maturities               $494,958

  The fund's total security transactions with other Schwab Funds during the period were $16,274.

b These derive from investments, futures and short sales.

  FEDERAL TAX DATA
  --------------------------------------------------------------
  PORTFOLIO COST                                       $663,867

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                                  $1,836
  Losses                                            +    (4,633)
                                                    ------------
                                                        $(2,797)
  AS OF AUGUST 31, 2005:

  UNDISTRIBUTED EARNINGS:
  Ordinary income                                          $515
  Long-term capital gains                                   $--

  DEFERRED CAPITAL LOSSES                                $4,391

  RECLASSIFICATIONS:
  Net realized capital gains                              ($568)

  RECLASSIFIED AS:
  Net investment income
      not yet distributed                                  $568


42 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2004 through August 31, 2005. All numbers are x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $23,904
Securities on loan                                                          228
Dividends                                                            +      740
                                                                     -----------
TOTAL INVESTMENT INCOME                                                  24,872

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                   (2,338)
Net realized losses on futures contracts                             +     (438)
                                                                     -----------
NET REALIZED LOSSES                                                      (2,776)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                     (7,035)
Net unrealized losses on futures contracts                           +      (47)
                                                                     -----------
NET UNREALIZED LOSSES                                                    (7,082)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,942 a
Transfer agent and shareholder service fees                               1,752 b
Trustees' fees                                                               13 c
Custodian and portfolio accounting fees                                      67
Professional fees                                                            33
Registration fees                                                            40
Shareholder reports                                                          76
Other expenses                                                       +       29
                                                                     -----------
Total expenses                                                            3,952
Expense reduction                                                    -       98 d
                                                                     -----------
NET EXPENSES                                                              3,854

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  24,872
NET EXPENSES                                                         -    3,854
                                                                     -----------
NET INVESTMENT INCOME                                                    21,018
NET REALIZED LOSSES                                                      (2,776) e
NET UNREALIZED LOSSES                                                +   (7,082) e
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $11,160

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through at least November 15, 2005, to 0.55% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $9,858.


                                                         See financial notes. 43

SCHWAB SHORT-TERM BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.


OPERATIONS
--------------------------------------------------------------------------------
                                               9/1/04-8/31/05     9/1/03-8/31/04
Net investment income                                 $21,018           $19,075
Net realized gains or losses                           (2,776)            3,508
Net unrealized gains or losses                 +       (7,082)              246
                                               ---------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                        11,160            22,829

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  $21,575           $19,204
Distributions from net realized gains          +        1,173                --
                                               ---------------------------------
TOTAL DISTRIBUTIONS                                   $22,748           $19,204 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     9/1/04-8/31/05           9/1/03-8/31/04
                                  SHARES         VALUE     SHARES         VALUE
Shares sold                       21,732      $219,771     39,870      $406,912
Shares reinvested                  1,713        17,284      1,507        15,354
Shares redeemed              +   (29,129)     (293,944)   (33,889)     (345,056)
                             ---------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                            (5,684)     ($56,889)     7,488       $77,210

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     9/1/04-8/31/05           9/1/03-8/31/04
                                  SHARES    NET ASSETS     SHARES     NET ASSETS
Beginning of period               71,349      $728,355     63,861      $647,520
Total increase or
decrease                     +    (5,684)      (68,477)     7,488        80,835 b
                             ---------------------------------------------------
END OF PERIOD                     65,665      $659,878     71,349      $728,355 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR:
  Ordinary income                      $22,063
  Long-term capital gains                 $685

  PRIOR YEAR:
  Ordinary income                      $19,204
  Long-term capital gains                  $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $17 and $6 at the end of the current and prior period, respectively.


44     See financial notes.

SCHWAB TOTAL BOND MARKET FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       9/1/04-       9/1/03-        9/1/02-       9/1/01-       9/1/00-
                                                       8/31/05       8/31/04        8/31/03       8/31/02       8/31/01
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  10.15         10.20          10.22         10.24          9.65
                                                      ------------------------------------------------------------------------------
Income from investment operations:
      Net investment income                              0.35          0.31           0.34          0.47          0.60
      Net realized and unrealized gains                  0.08          0.32           0.10          0.13          0.59
                                                      ------------------------------------------------------------------------------
      Total income from investment operations            0.43          0.63           0.44          0.60          1.19
Less distributions:
      Dividends from net investment income              (0.36)        (0.33)         (0.37)        (0.46)        (0.60)
      Distributions from net realized gains             (0.12)        (0.35)         (0.09)        (0.16)           --
                                                      ------------------------------------------------------------------------------
      Total distributions                               (0.48)        (0.68)         (0.46)        (0.62)        (0.60)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        10.10         10.15          10.20         10.22         10.24
                                                      ------------------------------------------------------------------------------
Total return (%)                                         4.31          6.37           4.37          6.18         12.68

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
      Net operating expenses                             0.54          0.52           0.43          0.35          0.35
      Gross operating expenses                           0.54          0.54           0.54          0.57          0.58
      Net investment income                              3.49          3.08           3.36          4.66          6.00
Portfolio turnover rate                                   221           223            121            74           153
Net assets, end of period ($ x 1,000,000)               1,195         1,042          1,025         1,053           926


                                                         See financial notes. 45

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbol below to designate certain characteristics of the securities.

~   Variable-rate security

/   Callable security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

*   All or a portion of the security is on loan

=   Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.


                                                          COST          VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
  33.4%  MORTGAGE-BACKED
         SECURITIES                                      396,166        398,836

  29.4%  U.S. GOVERNMENT
         SECURITIES                                      340,182        351,020

  22.3%  CORPORATE BONDS                                 263,791        266,422

  24.9%  ASSET-BACKED
         OBLIGATIONS                                     297,038        297,276

   2.9%  COMMERCIAL PAPER &
         OTHER CORPORATE
         OBLIGATIONS                                      35,179         35,179

   3.0%  PREFERRED STOCK                                  35,328         35,751

   0.1%  OTHER INVESTMENT
         COMPANIES                                           863            863
--------------------------------------------------------------------------------
 116.0%  TOTAL INVESTMENTS                             1,368,547      1,385,347

  11.6%  COLLATERAL INVESTED
         FOR SECURITIES ON
         LOAN                                                           139,042

(27.6)%  OTHER ASSETS AND
         LIABILITIES                                                   (329,350)
--------------------------------------------------------------------------------
 100.0%  NET ASSETS                                                   1,195,039

     SECURITY
     SERIES                                          FACE AMOUNT        VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
     MORTGAGE-BACKED SECURITIES 33.4% of net assets

     COLLATERALIZED MORTGAGE OBLIGATIONS 3.6%
     ---------------------------------------------------------------------------
   @ FREDDIE MAC
     Series 2574 Class JM
        5.00%, 03/31/33                                    5,101           5,164

   @ FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
     Series H010 Class A3
        2.72%, 04/15/10                                   25,000          24,364

   @ MORGAN STANLEY MORTGAGE LOAN TRUST
     Series 2004-9 Class 4A
        5.65%, 11/25/19                                   12,554          12,852
                                                                     -----------
                                                                          42,380

     U.S. GOVERNMENT AGENCY MORTGAGES 29.8%
     ---------------------------------------------------------------------------
     FANNIE MAE
        5.00%, 07/01/19                                    1,632           1,645
        5.50%, 05/08/12 to
               12/31/34                                   59,356          60,114
        6.00%, 09/02/25 to
               11/01/34                                   21,955          22,495
        6.50%, 09/01/22 to
               05/31/35                                   28,530          29,540
        7.00%, 04/16/06 to
               04/09/16                                    4,729           4,945
        7.50%, 12/28/24                                    2,996           3,177

     FANNIE MAE TBA
  =     4.50%, 09/01/20                                   20,000          19,837
  =     5.00%, 09/01/19                                   30,000          30,216


46 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

     SECURITY
     SERIES                                          FACE AMOUNT        VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
   =    5.00%, 09/01/34                                   60,000          59,606
   =    5.50%, 09/01/20                                   13,000          13,280
   =    5.50%, 09/01/35                                   30,000          30,309

     FREDDIE MAC
   @    6.50%, 08/25/24                                    5,214           5,400
   @    6.00%, 10/23/24                                    4,822           4,944

     GINNIE MAE
        5.50%, 05/20/35                                    4,185           4,262
        6.00%, 06/15/33 to
               12/15/33                                    6,621           6,835
        7.00%, 06/15/28 to
   =           08/01/35                                   19,000          19,987
        7.50%, 03/15/32                                    1,500           1,597

     GINNIE MAE TBA
   =    6.00%, 09/01/34                                   27,000          27,835
   =    6.50%, 09/01/34                                   10,000          10,432
                                                                     -----------
                                                                         356,456
     U.S. GOVERNMENT SECURITIES 29.4% of net assets

     U.S. GOVERNMENT AGENCY SECURITIES  9.3%
     ---------------------------------------------------------------------------
     FANNIE MAE
   @    2.50%, 06/15/08                                    3,000           2,878
   *    5.00%, 04/15/15                                   15,000          15,793
   @    6.63%, 11/15/30                                    4,000           5,185
        5.00%, 02/01/35                                    8,809           8,756
   @    5.00%, 03/01/35                                    6,961           6,919
   @    5.50%, 03/01/35                                   14,482          14,636

     FEDERAL HOME LOAN BANK
        4.38%, 09/17/10                                   35,000          35,359

     FEDERAL HOME LOAN MORTGAGE CORP.
        6.00%, 01/01/14                                    1,000           1,032
        6.00%, 04/01/14                                    1,000           1,032
        6.00%, 04/01/15                                      382             395
        6.00%, 07/01/16                                    2,000           2,064
        6.00%, 12/01/16                                    1,000           1,032
        6.00%, 01/01/17                                    1,000           1,032
        6.00%, 11/01/18                                      300             310
        6.00%, 05/01/19                                      167             172
        6.00%, 07/01/19                                      261             269
        6.00%, 09/01/19                                      889             917
        6.00%, 10/01/19                                    4,000           4,128
        6.00%, 06/01/20                                    3,000           3,096
   @ FREDDIE MAC
        2.75%, 10/15/06                                    6,000           5,922
                                                                     -----------
                                                                         110,927
     U.S. TREASURY OBLIGATIONS 20.1%
     ---------------------------------------------------------------------------
     TREASURY INFLATION PROTECTION SECURITY
        1.88%, 07/15/13                                   18,500          20,027
   *    2.00%, 07/15/14                                   10,000          10,652

     U.S. TREASURY BILLS
        3.06%, 10/06/05                                      140             140
        3.25%, 10/06/05                                      135             135
        3.27%, 10/06/05                                      210             209
        3.47%, 11/25/05                                      500             496
   @    3.30%, 01/05/06                                      300             296
   @    3.35%, 01/05/06                                      100              99

     U.S. TREASURY BONDS
   @    9.88%, 11/15/15                                    3,000           4,438
   @    7.25%, 05/15/16                                    2,500           3,174
   @    9.00%, 11/15/18                                    7,000          10,380
  @*    8.00%, 11/15/21                                    7,000          10,018
   @    7.25%, 08/15/22                                    6,500           8,793
  @*    6.25%, 08/15/23                                   12,700          15,741
   @    6.88%, 08/15/25                                    8,000          10,714
   @    6.13%, 11/15/27                                    7,500           9,425
  @*    5.25%, 02/15/29                                    5,000           5,691
        6.13%, 08/15/29                                    1,000           1,270
  @*    6.25%, 05/15/30                                    7,000           9,072
  @*    5.38%, 02/15/31                                   12,360          14,495

     U.S. TREASURY NOTE STRIP
        0.00%, 08/15/25                                    4,000           1,675

     U.S. TREASURY NOTES
  @*    6.50%, 10/15/06                                   10,000          10,296
   @    2.63%, 11/15/06                                    6,000           5,919
        3.38%, 02/28/07                                    3,000           2,981
   *    6.63%, 05/15/07                                    2,000           2,093
   *    3.50%, 05/31/07                                    1,700           1,691
   *    3.63%, 06/30/07                                    3,100           3,089
   *    3.25%, 08/15/07                                    1,500           1,484
   *    6.13%, 08/15/07                                    2,000           2,087
   *    3.00%, 11/15/07                                    1,100           1,081
   *    4.13%, 08/15/08                                    1,000           1,008
   *    3.13%, 09/15/08                                    2,000           1,960
   *    3.13%, 10/15/08                                    2,000           1,959
        3.38%, 12/15/08                                    1,000             986
   *    3.50%, 12/15/09                                    5,000           4,931
   *    4.00%, 04/15/10                                    7,000           7,041
   *    3.63%, 06/15/10                                    1,000             989
   *    3.88%, 07/15/10                                    5,340           5,342
   *    4.13%, 08/15/10                                    3,045           3,081
        5.75%, 08/15/10                                    2,100           2,278


                                                         See financial notes. 47

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

     SECURITY
     SERIES                                          FACE AMOUNT        VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
   *    5.00%, 02/15/11                                    9,620          10,153
   *    4.38%, 08/15/12                                    5,150           5,303
   *    4.00%, 02/15/15                                   14,250          14,213
   *    4.13%, 05/15/15                                   13,100          13,188
                                                                     -----------
                                                                         240,093
     CORPORATE BONDS 22.3% of net assets

     FINANCE 6.0%
     ---------------------------------------------------------------------------
     BANKING 2.8%
   / BBVA BANCOMER CAPITAL TRUST 1, 144A
        5.38%, 07/22/15                                    3,001           3,074

     BUMIPUTRA-COMMERCE BANK
        5.13%, 10/16/13                                    3,000           3,003

  ~@ CITIGROUP, INC.
        4.01%, 11/07/05                                    5,000           5,036

  ~/ DEUTSCHE BANK CAPITAL TRUST, 144A
     Class B
        5.29%, 09/30/05                                   10,000          10,339

   ~ DORAL FINANCIAL CORP.
        3.99%, 09/07/05                                    3,560           3,547

  ~@ JP MORGAN CHASE CAPITAL XIII
     Series M
        4.44%, 09/30/05                                    2,000           1,993

 ~/@ RBS CAPITAL TRUST IV
        4.29%, 09/30/05                                    3,000           3,050

   ~ SUMITOMO MITSUI BANKING CORP., 144A
        5.63%, 10/17/05                                    3,000           3,063
                                                                     -----------
                                                                          33,105
     BROKERAGE 1.0%
  ~/ CREDIT SUISSE FINANCIAL PRODUCTS
        4.10%, 09/06/05                                    4,000           4,017

   @ GOLDMAN SACHS CAPITAL I
        6.35%, 02/15/34                                    2,000           2,151

  ~@ MERRILL LYNCH & CO.
        4.06%, 10/17/05                                    3,000           3,032

   @ MORGAN STANLEY
        4.75%, 04/01/14                                    2,500           2,470
                                                                     -----------
                                                                          11,670
     FINANCE COMPANIES 1.7%
  ~@ GENERAL ELECTRIC CAPITAL CORP.
        3.67%, 09/15/05                                    5,000           5,047

   ~ HSBC FINANCE CORP.
        4.07%, 11/16/05                                    7,000           7,029

  ~@ INTERNATIONAL LEASE FINANCE CORP.
        4.00%, 10/17/05                                    2,000           2,006

  ~@ RESIDENTIAL CAPITAL CORP., 144A
        4.84%, 09/29/05                                    6,500           6,540
                                                                     -----------
                                                                          20,622
     INSURANCE 0.5%
     LIBERTY MUTUAL INSURANCE, 144A
        8.50%, 05/15/25                                    3,000           3,756

 ~/@ TWIN REEFS PASS-THROUGH, SECTION 3C7, 144A
        4.57%, 09/12/05                                    2,200           2,195
                                                                     -----------
                                                                           5,951
     INDUSTRIAL 13.6%
     ---------------------------------------------------------------------------
     CAPITAL GOODS 1.3%
   @ BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
     Series 2001 Class G
        6.66%, 09/15/13                                   11,954          13,014

   @ GEORGIA PACIFIC
        8.88%, 02/01/10                                    2,000           2,250
                                                                     -----------
                                                                          15,264
     COMMUNICATIONS 2.7%
  ~@ AMERICA MOVIL SA DE CV, 144A
        4.29%, 10/27/05                                    4,000           4,014

     BELLSOUTH CORP.
        6.55%, 06/15/34                                    2,500           2,836

  /@ DIRECTV HOLDINGS/FINANCE
        8.38%, 03/15/13                                    3,250           3,583

  /@ MCI, INC.
        6.91%, 05/01/07                                    4,250           4,303

   @ NEWS AMERICA, INC.
        8.00%, 10/17/16                                    3,000           3,682

     PANAMSAT CORP.
        9.00%, 08/15/14                                       50              53

     SPRINT CAPITAL CORP.
        8.75%, 03/15/32                                    1,500           2,100

  /@ TCI COMMUNICATIONS FINANCING III
        9.65%, 03/31/27                                    3,000           3,393

     TCI COMMUNICATIONS, INC.
        9.80%, 02/01/12                                    4,000           5,033

   @ TELEFONOS DE MEXICO SA
        4.50%, 11/19/08                                    3,000           2,990
                                                                     -----------
                                                                          31,987


48 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

     SECURITY
     SERIES                                          FACE AMOUNT        VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
     CONSUMER CYCLICAL 7.1%
   @ CVS CORP., 144A
        5.30%, 01/11/27                                    9,750          10,086

   @ D.R. HORTON, INC.
        5.63%, 09/15/14                                    3,000           2,983

     FORD MOTOR CREDIT CO.
  ~@    4.30%, 09/28/05                                    3,000           2,928
   @    6.88%, 02/01/06                                   20,000          20,135
   @    4.95%, 01/15/08                                    8,000           7,700

     GENERAL MOTORS ACCEPTANCE CORP.
        6.63%, 10/15/05                                      500             501
  ~@    4.68%, 11/18/05                                    6,425           6,411
   ~    4.67%, 11/21/05                                    4,000           3,934

   / KB HOME
        7.75%, 02/01/10                                    3,000           3,178

   @ MANDALAY RESORT GROUP, 144A
        6.50%, 07/31/09                                    4,500           4,590

   @ ROYAL CARIBBEAN CRUISES
        6.88%, 12/01/13                                    2,000           2,140

     RYLAND GROUP, INC.
  /@    9.75%, 09/01/10                                    3,000           3,146
 /@*    9.13%, 06/15/11                                    4,500           4,901

  /@ STANDARD PACIFIC CORP.
        9.50%, 09/15/10                                    2,000           2,098

   @ STATION CASINOS, INC.
        6.00%, 04/01/12                                    2,000           2,025

     TIME WARNER ENTERTAINMENT CO.
        10.15%, 05/01/12                                   2,230           2,848

     TOLL CORP.
  /@    8.25%, 02/01/11                                    3,000           3,165
   /    8.25%, 12/01/11                                    1,855           1,985
                                                                     -----------
                                                                          84,754
     CONSUMER NON-CYCLICAL 0.3%
     HIGHMARK, INC., 144A
        6.80%, 08/15/13                                    4,000           4,448

     ENERGY 1.7%
  /@ HUSKY OIL LTD.
        8.90%, 08/15/28                                    6,000           6,605

     KERR-MCGEE CORP.
   @    8.13%, 10/15/05                                    2,000           2,008
        7.88%, 09/15/31                                    2,000           2,425

   @ PHILLIPS PETROLEUM CO.
        9.38%, 02/15/11                                    5,000           6,149

   @ XTO ENERGY, INC., 144A
        5.00%, 01/31/15                                    3,000           3,012
                                                                     -----------
                                                                          20,199
     TRANSPORTATION 0.5%
   @ BURLINGTON NORTH SANTA FE
        4.88%, 01/15/15                                    3,000           3,036

   @ UNION PACIFIC CORP.
        6.25%, 05/01/34                                    3,000           3,410
                                                                     -----------
                                                                           6,446
     UTILITIES 2.7%
     ---------------------------------------------------------------------------
   @ APPALACHIAN POWER CO.
     Series H
        5.95%, 05/15/33                                    3,000           3,224

  ~@ ATMOS ENERGY CORP.
        4.00%, 10/15/05                                    3,000           2,930

   @ CENTERPOINT ENEREGY RESOURCES
     Series B
        7.88%, 04/01/13                                    3,000           3,564

  /@ COLUMBIA ENERGY GROUP
     Series F
        7.42%, 11/28/15                                    5,000           5,130

     ENTERGY GULF STATES
 ~/@    3.73%, 09/01/05                                    2,400           2,409
   @    4.88%, 11/01/11                                    3,000           2,986

   @ MAGELLAN MIDSTREAM PARTNERS
        5.65%, 10/15/16                                    3,000           3,135

   @ OHIO EDISON CO.
        5.45%, 05/01/15                                    2,000           2,072

   @ PUBLIC SERVICES ELECTRIC & GAS
     Series C
        4.00%, 11/01/08                                    3,000           2,973

   @ WESTAR ENERGY, INC.
        6.00%, 07/01/14                                    3,258           3,553
                                                                     -----------
                                                                          31,976
     ASSET-BACKED OBLIGATIONS 24.9% of net assets

  ~@ AEGIS ASSET BACKED SECURITIES TRUST
     Series 2003-1 Class A1
        4.04%, 09/26/05                                    3,051           3,066

     AMERIQUEST FINANCE NIM TRUST
     Series 2001-RN4 Class A
        4.60%, 07/25/34                                      344             343


                                                         See financial notes. 49

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

     SECURITY
     SERIES                                          FACE AMOUNT        VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
  ~@ AMORTIZING RESIDENTIAL COLLATERAL TRUST
     Series 2002-BC6 Class A2
        3.99%, 09/30/05                                    2,540           2,548

  ~@ ARIA CDO I (JERSEY) LTD.
     Series IA-3 Class B1U5
        3.13%, 10/07/05                                    6,000           6,034

  ~@ ASSET BACKED SECURITIES CORP. HOME EQUITY LOAN TRUST
     Series 2003-HE1 Class A2
        4.07%, 09/15/05                                      307             308

   ~ CAPITAL ONE MASTER TRUST
     Series 2001-2 Class C
        4.67%, 09/15/05                                    6,000           6,019

  ~@ CDC MORTGAGE CAPITAL TRUST
     Series 2003-HE2 Class M2
        5.54%, 09/26/05                                    5,410           5,505

  ~@ CENTEX HOME EQUITY LOAN TRUST
     Series 2003-B Class M1
        4.34%, 09/26/05                                   19,000          19,118

  ~@ CHASE FUNDING MORTGAGE LOAN ASSET-BACKED
     Series 2003-2 Class 2A2
        3.92%, 09/26/05                                    5,651           5,665

     COUNTRYWIDE ASSET-BACKED CERTIFICATES
  ~@ Series 2001-BC3 Class M1
        4.19%, 09/26/05                                    2,959           2,962
  ~@ Series 2002-3 Class M1
        4.39%, 09/26/05                                    4,000           4,015
   ~ Series 2004-11 Class A2
        4.02%, 09/26/05                                   35,000          35,140
  ~@ Series 2004-6 Class M2
        4.29%, 09/26/05                                   15,000          15,114

     CROWN CASTLE TOWERS, L.L.C.
     Series 2005-1 Class AB
        4.88%, 06/15/35                                    4,700           4,683

  ~@ FIRST FRANKLIN MORTGAGE LOAN ASSET-BACKED CERTIFICATES
     Series 2002-FF3 Class A2
        4.10%, 09/26/05                                    1,109           1,111

   ~ GMAC MORTGAGE CORP. LOAN TRUST
     Series 2005-HE1 Class A1
        3.70%, 09/26/05                                   10,000          10,008

   ~ GSAMP TRUST
     Series 2004-OPT Class A1
        3.98%, 09/26/05                                   14,634          14,681

  ~@ IMPAC CMB TRUST
     Series 2003-10 Class 1A1
        3.99%, 09/26/05                                   16,292          16,303

  ~@ LONG BEACH MORTGAGE LOAN TRUST
     Series 2003-4 Class M3
        5.79%, 09/30/05                                    5,500           5,598

  ~@ MAIN STREET WAREHOUSE FUNDING TRUST
     Series 2004-MSD
        5.94%, 09/26/05                                    7,000           7,009

   @ MASTER ASSET BACKED SECURITIES TRUST
     Series 2003-OPT1 Class A2
        4.06%, 12/25/32                                    3,291           3,301

  ~@ MERRILL LYNCH MORTGAGE INVESTORS, INC.
     Series 2004-WMC1 Class A2
        3.94%, 09/30/05                                    2,205           2,214

  ~@ NEW CENTURY HOME EQUITY LOAN TRUST
     Series 2004-2 Class A3
        3.89%, 09/26/05                                    9,485           9,492

  ~@ OPTION ONE MORTGAGE LOAN TRUST
     Series 2003-6 Class A2
        3.97%, 09/30/05                                    7,217           7,242

     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
  ~@ Series 2003-RS1 Class AII
        4.03%, 09/26/05                                    3,079           3,091
   @ Series 2003-RZ4 Class A4
        4.04%, 12/25/30                                   11,700          11,614

     SECURITIZED ASSET BACKED NIM TRUST
     Series 2004-OP2 Class N
        5.50%, 08/25/34                                    1,183           1,177

     SEQUOIA MORTGAGE TRUST
   ~ Series 2004-4 Class B2
        4.51%, 09/20/05                                    4,000           3,948
   ~ Series 2004-4 Class-B1
        4.11%, 09/20/05                                    5,000           4,951

     STRUCTURED ASSET INVESTMENT LOAN TRUST
  ~@ Series 2003-BC1 Class A2
        3.98%, 09/30/05                                    6,640           6,657
   ~ Series 2004-10 Class A6
        3.96%, 09/26/05                                   30,000          30,113

     STUDENT LOAN TRUST
   ~ Series 2003-2 Class A4
        3.60%, 09/15/05                                    8,000           8,052
   ~ Series 2003-9 Class A4
        3.61%, 09/15/05                                   25,000          25,185
   ~ Series 2005-7 Class A1
        3.72%, 09/26/05                                   15,000          15,009
                                                                     -----------
                                                                         297,276


50 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

     SECURITY
     SERIES                                           FACE AMOUNT       VALUE
        RATE, MATURITY DATE                           ($ x 1,000)    ($ x 1,000)
     COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
     2.9% of net assets

     COUNTRYWIDE HOME LOAN
        3.58%, 09/01/05                                    15,400         15,400

     COX COMMUNICATIONS, INC.
        3.60%, 09/01/05                                    10,300         10,300

     DIAGEO CAPITAL PLC
        3.53%, 09/23/05                                     9,500          9,479
                                                                     -----------
                                                                          35,179

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     PREFERRED STOCK 3.0% of net assets

   @ COBANK, ACB, 144A
        115,000                                                            6,439

  /@ FANNIE MAE, SERIES J
        320,000                                                           15,722

  /@ FANNIE MAE, SERIES O
        140,000                                                            7,705

   @ SLM CORP.
        20,000                                                             1,994

   @ ZURICH REGCAPS FUNDING TRUST VI, 144A
        40,000                                                             3,891
                                                                     -----------
                                                                          35,751
     OTHER INVESTMENT COMPANIES 0.1% of net assets

     PROVIDENT INSTITUTIONAL FUNDS--
     FED FUNDS PORTFOLIO  862,839                                            863

END OF INVESTMENTS.

     SECURITY
     SERIES                                           FACE AMOUNT       VALUE
        RATE, MATURITY DATE                           ($ x 1,000)    ($ x 1,000)
     COLLATERAL INVESTED FOR SECURITIES ON LOAN
     11.6% of net assets

     SHORT-TERM INVESTMENTS  1.8%
     ---------------------------------------------------------------------------
     CHASE MANHATTAN BANK TIME DEPOSIT
        3.58%, 09/01/05                                     3,671          3,671
        3.56%, 09/01/05                                    17,889         17,889
                                                                     -----------
                                                                          21,560

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     OTHER INVESTMENT COMPANIES  9.8%
     ---------------------------------------------------------------------------
     INSTITUTIONAL MONEY MARKET
     TRUST  117,481,891                                                  117,482

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

In addition to the above, the fund held the following at 8/31/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                    Number of         Contract        Unrealized
                                    Contracts           Value            Gains
5 Year, Long
U.S. Treasury Note,
expires 12/20/05                        500            54,188              431

2 Year, Long
U.S. Treasury Note,
expires 12/30/05                        100            20,709               67

10 Year, Long
U.S. Treasury Note,
expires 12/20/05                        350            39,227              254
                                                                      --------
                                                                           752


                                                         See financial notes. 51

SCHWAB TOTAL BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at value (including $136,492 of
      securities on loan)                                           $1,385,347 a
Collateral invested for securities on loan                             139,042
Receivables:
      Due from brokers for futures                                         478
      Fund shares sold                                                     667
      Interest                                                           7,760
      Dividends                                                            479
Prepaid expenses                                                 +          23
                                                                 -------------
TOTAL ASSETS                                                         1,533,796

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                 139,042
Payables:
      Fund shares redeemed                                               1,837
      Dividends to shareholders                                            307
      Investments bought                                               197,429
      Investment adviser and administration fees                            25
      Transfer agent and shareholder service fees                           25
Accrued expenses                                                 +          92
                                                                 -------------
TOTAL LIABILITIES                                                      338,757
NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                         1,533,796
TOTAL LIABILITIES                                                -     338,757
                                                                 -------------
NET ASSETS                                                          $1,195,039

NET ASSETS BY SOURCE
Capital received from investors                                      1,176,433
Net investment income not yet distributed                                   35
Net realized capital gains                                               1,019 b
Net unrealized capital gains                                            17,552 b

NET ASSET VALUE (NAV)
                     SHARES
NET ASSETS      /    OUTSTANDING      =    NAV
$1,195,039           118,324               $10.10

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $1,368,547.

  Includes restricted but deemed liquid 144A securities worth $78,461, or 6.6% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases               $362,244
    Sales/maturities        $415,362

  The fund's long-term government security transactions were:

    Purchases              $1,875,048
    Sales/maturities       $1,753,891

  The fund's total security transactions with other Schwab Funds during the period were $21,671.

b These derive from investments, futures, and short sales.

  FEDERAL TAX DATA
  ---------------------------------------------------------------
  PORTFOLIO COST                                      $1,370,063

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                                  $19,480
  Losses                                           +      (4,196)
                                                   --------------
                                                         $15,284
  AS OF AUGUST 31, 2005:

  UNDISTRIBUTED EARNINGS:
  Ordinary income                                         $3,627
  Long-term capital gains                                    $--

  RECLASSIFICATIONS:
  Net realized capital gains                               ($870)

  RECLASSIFIED AS:
  Net investment income
      not yet distributed                                   $870


52 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2004 through August 31, 2005. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                              $43,085
Securities on loan                                                        271
Dividends                                                          +    1,501
                                                                   -----------
TOTAL INVESTMENT INCOME                                                44,857

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                 10,578
Net realized gains on short sales                                         279
Net realized losses on futures contracts                           +     (747)
                                                                   -----------
NET REALIZED GAINS                                                     10,110

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                   (1,553)
Net unrealized gains on futures contracts                          +      479
                                                                   -----------
NET UNREALIZED LOSSES                                                  (1,074)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               2,849 a
Transfer agent and shareholder service fees                             2,783 b
Trustees' fees                                                             13 c
Custodian and portfolio accounting fees                                   135
Professional fees                                                          35
Registration fees                                                          60
Shareholder reports                                                        59
Other expenses                                                     +       44
                                                                   -----------
TOTAL EXPENSES                                                          5,978 d

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                44,857
TOTAL EXPENSES                                                     -    5,978
                                                                   -----------
NET INVESTMENT INCOME                                                  38,879
NET REALIZED GAINS                                                     10,110 e
NET UNREALIZED LOSSES                                              +   (1,074) e
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $47,915

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fund's are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.55% of the fund's average daily net assets through November 15, 2005.

e These add up to a net gain on investments of $9,036.


                                                         See financial notes. 53

SCHWAB TOTAL BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                            9/1/04-8/31/05     9/1/03-8/31/04
Net investment income                              $38,879            $32,491
Net realized gains                                  10,110             10,994
Net unrealized gains or losses              +       (1,074)            19,933
                                            ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              47,915             63,418

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income                39,723             34,327
Distributions from net realized gains       +       12,616             35,223
                                            ----------------------------------
TOTAL DISTRIBUTIONS                                $52,339            $69,550 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                   9/1/04-8/31/05           9/1/03-8/31/04
                                SHARES          VALUE      SHARES       VALUE
Shares sold                     28,889       $290,930      20,689    $209,609
Shares reinvested                4,886         49,199       6,912      69,703
Shares redeemed             +  (18,125)      (182,458)    (25,382)   (256,531)
                            --------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                          15,650       $157,671       2,219     $22,781

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                   9/1/04-8/3105            9/1/03-8/31/04
                                SHARES    NET ASSETS       SHARES  NET ASSETS
Beginning of period            102,674    $1,041,792      100,455  $1,025,143
Total increase              +   15,650       153,247        2,219      16,649 b
                            --------------------------------------------------
END OF PERIOD                  118,324    $1,195,039      102,674  $1,041,792 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR:
  Ordinary income            $46,323
  Long-term capital gains     $6,016

  PRIOR YEAR:
  Ordinary income            $50,360
  Long-term capital gains    $19,190

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $35 and $9 for the current and prior period, respectively.

  Percent of fund shares owned by other Schwab Funds as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS
  Growth Portfolio               8.4%
  Balanced Portfolio            15.7%
  Conservative Portfolio        14.1%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II            0.4%


54 See financial notes.

SCHWAB GNMA FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                          9/1/04-    9/1/03-    3/3/03 1-
INVESTOR SHARES                                           8/31/05    8/31/04     8/31/03
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       9.78       9.69       10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
      Net investment income                                  0.35       0.16        0.06
      Net realized and unrealized gains or losses           (0.02)      0.26       (0.17)
                                                           -------------------------------------------------------------------------
      Total income or loss from investment operations        0.33       0.42       (0.11)
Less distributions:
      Dividends from net investment income                  (0.39)     (0.33)      (0.20)
                                                           -------------------------------------------------------------------------
Net asset value at end of period                             9.72       9.78        9.69
                                                           -------------------------------------------------------------------------
Total return (%)                                             3.47       4.39       (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
      Net operating expenses                                 0.74       0.51          --
      Gross operating expenses                               1.03       1.11        0.99 3
      Net investment income                                  3.59       1.89        1.37 3
Portfolio turnover rate                                       131        199         105 2
Net assets, end of period ($ x 1,000,000)                      17         18          21

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 55

SCHWAB GNMA FUND

                                                          9/1/04-     9/1/03-    3/3/03 1-
SELECT SHARES                                             8/31/05     8/31/04     8/31/03
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.78        9.69       10.00
                                                          --------------------------------------------------------------------------
Income from investment operations:
      Net investment income                                 0.37        0.17        0.06
      Net realized and unrealized gains or losses          (0.02)       0.26       (0.17)
                                                          --------------------------------------------------------------------------
      Total income or loss from investment operations       0.35        0.43       (0.11)
Less distributions:
      Dividends from net investment income                 (0.41)      (0.34)      (0.20)
                                                          --------------------------------------------------------------------------
Net asset value at end of period                            9.72        9.78        9.69
                                                          --------------------------------------------------------------------------
Total return (%)                                            3.67        4.53       (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
      Net operating expenses                                0.55        0.37          --
      Gross operating expenses                              0.88        0.96        0.83 3
      Net investment income                                 3.80        2.03        1.37 3
Portfolio turnover rate                                      131         199         105 2
Net assets, end of period ($ x 1,000,000)                     24          19          28

1 Commencement of operations.

2 Not annualized.

3 Annualized.


56 See financial notes.

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS as of August 31, 2005

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q is available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbol below to designate certain characteristics of the securities.

~ Variable-rate security

@ All or a portion of this security is held as collateral for futures contracts and delayed-delivery security

= Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                            COST         VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 107.6%  MORTGAGE-BACKED
         SECURITIES                                         43,300       43,777

   1.8%  ASSET-BACKED
         OBLIGATIONS                                           710          710

   1.7%  U.S. GOVERNMENT
         SECURITIES                                            706          708

   0.7%  OTHER INVESTMENT
         COMPANIES                                             267          267
--------------------------------------------------------------------------------
 111.8%  TOTAL INVESTMENTS                                  44,983       45,462

(11.8)%  OTHER ASSETS AND
         LIABILITIES                                                     (4,785)
--------------------------------------------------------------------------------
 100.0%  NET ASSETS                                                      40,677

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      MORTGAGE-BACKED SECURITIES 107.6% of net assets

      U.S. GOVERNMENT AGENCY MORTGAGES 107.6%
      --------------------------------------------------------------------------
      FANNIE MAE
        6.50%, 03/01/32                                      841             871
        6.00%, 11/01/34                                      427             437

      GINNIE MAE
    @   5.00%, 02/01/09 to
               06/28/10                                    3,574           3,606
        5.00%, 02/15/18 to
               12/15/34                                    5,615           5,625
        5.00%, 06/15/35                                      492             494
    @   5.50%, 02/15/33                                    1,006           1,027
    @   5.50%, 12/19/08 to
               12/27/09                                    2,147           2,203
        5.50%, 11/15/18 to
               05/20/35                                   14,273          14,565
    @   6.00%, 02/21/09                                    1,751           1,807
        6.00%, 04/15/28 to
               03/15/34                                    3,110           3,211
    @   6.50%, 09/09/08 to
               05/14/09                                    2,256           2,355
        6.50%, 05/15/24 to
               10/15/32                                      222             232
    @   7.00%, 07/12/08 to
               03/07/09                                      777             820
        7.00%, 11/15/23 to
               01/15/31                                      140             148
    @   7.00%, 08/15/31                                      304             320
    @   7.50%, 09/21/07 to
               12/12/08                                      515             551
        7.50%, 07/15/23 to
               03/15/28                                        7               8
    @   8.00%, 10/02/06                                       61              63
        8.00%, 06/15/06 to
               08/15/09                                      157             162
        8.50%, 08/15/27 to
               12/15/29                                       68              74
        9.00%, 06/15/06 to
               08/15/09                                       44              48
      TBA
        5.00%, 06/15/35                                      249             251
    =   5.00%, 09/01/35                                    1,800           1,806
    =   6.00%, 09/01/35                                    3,000           3,093
                                                                     -----------
                                                                          43,777


                                                         See financial notes. 57

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      ASSET-BACKED OBLIGATIONS 1.8% of net assets

      FIXED-RATE OBLIGATIONS 1.8%
      --------------------------------------------------------------------------
      AMERIQUEST FINANCE NIM TRUST
      Series 2001-RN4 Class A
        4.60%, 07/25/34                                       31              31

    ~ COUNTRYWIDE ASSET BACKED CERTIFICATES
      Series 2003-2 Class M2
        5.29%, 09/26/05                                      125             127

      FREMONT NIM TRUST
      Series 2004-D Class N1
        4.50%, 06/25/06                                      205             205

      MORGAN STANLEY ABS CAPITAL I
      Series 2004-NC1N
        7.00%, 12/25/33                                        8               8

      NOVASTAR NIM TRUST, 144A
      Series 2004-N3
        3.97%, 03/25/35                                      315             314

      SHARPS SP I L.L.C. NET INTEREST MARGIN TRUST
      Series 2004-HE2N Class NA
        5.43%, 10/25/34                                       25              25
                                                                     -----------
                                                                             710
      U.S. GOVERNMENT SECURITIES 1.7% of net assets

    @ U.S. TREASURY BILLS
        2.90%, 09/15/05                                       10              10
      U.S. TREASURY NOTES
        3.63%, 04/30/07                                      700             698
                                                                     -----------
                                                                             708

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.7% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO 267,129                                            267

END OF INVESTMENTS.

In addition to the above, the fund held the following at 8/31/05. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                       Number of       Contract       Unrealized
                                       Contracts        Value           Losses
10 Year, Short
U.S. Treasury Note,
expires 12/20/05                            (10)          1,121             (15)


58 See financial notes.

SCHWAB GNMA FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2005. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                   $45,462 a
Receivables:
   Fund shares sold                                                          39
   Interest                                                                 203
   Dividends                                                         +        1
                                                                     -----------
TOTAL ASSETS                                                             45,705

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      41
   Dividends to shareholders                                                 36
   Investments bought                                                     4,891
   Due to brokers for futures                                                 5
Accrued expenses                                                     +       55
                                                                     -----------
TOTAL LIABILITIES                                                         5,028

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             45,705
TOTAL LIABILITIES                                                    -    5,028
                                                                     -----------
NET ASSETS                                                              $40,677

NET ASSETS BY SOURCE
Capital received from investors                                          42,275
Net investment income not yet distributed                                    19
Net realized capital losses                                              (2,081) b
Net unrealized capital gains                                                464 b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                      SHARES
SHARE CLASS            NET ASSETS        /       OUTSTANDING       =        NAV
Investor Shares           $16,689                      1,718              $9.72
Select Shares             $23,988                      2,468              $9.72

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $44,983.

  Includes restricted but deemed liquid 144A securities worth $314, or 0.8% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

  Purchases             $1,158
  Sales/maturities      $1,546

  The fund's long-term government security transactions were:

  Purchases            $57,737
  Sales/maturities     $49,424

b These derive from investments, futures, and short sales.

  FEDERAL TAX DATA
  --------------------------------------------------
  PORTFOLIO COST                            $44,987

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                        $514
  Losses                                 +      (39)
                                         -----------
                                               $475
  AS OF AUGUST 31, 2004:

  UNDISTRIBUTED EARNINGS:
  Ordinary income                               $54
  Long-term capital gains                       $--

  UNUSED CAPITAL LOSSES:
  Expires 08/31 of:
    2012                                     $1,405
    2013                                 +      537
                                         -----------
                                             $1,942

  DEFERRED CAPITAL LOSSES                      $150

  RECLASSIFICATIONS:
  Net realized capital gains                  ($177)

  RECLASSIFIED AS:
  Net investment income not yet distributed    $177


                                                         See financial notes. 59

SCHWAB GNMA FUND

Statement of
OPERATIONS
For September 1, 2004 through August 31, 2005. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $1,622
Dividends                                                             +      10
                                                                      ----------
TOTAL INVESTMENT INCOME                                                   1,632

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                        2
Net realized gains on short sales                                            31
Net realized gains on futures contracts                               +       7
                                                                      ----------
NET REALIZED GAINS                                                           40

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                       (103)
Net unrealized losses on futures contracts                            +     (20)
                                                                      ----------
NET UNREALIZED LOSSES                                                      (123)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   169 a
Transfer agent and shareholder service fees:
   Investor Shares                                                           44 b
   Select Shares                                                             20 b
Trustees' fees                                                                8 c
Custodian and portfolio accounting fees                                      45
Professional fees                                                            34
Registration fees                                                            25
Shareholder reports                                                           4
Other expenses                                                        +       7
                                                                      ----------
Total expenses                                                              356
Expense reduction                                                     -     116 d
                                                                      ----------
NET EXPENSES                                                                240

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   1,632
NET EXPENSES                                                          -     240
                                                                      ----------
NET INVESTMENT INCOME                                                     1,392
NET REALIZED GAINS                                                           40 e
NET UNREALIZED LOSSES                                                 +    (123) e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $1,309

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.45% of the first
  $500 million, 0.40% of the next $500 million and 0.375% over $1 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM). Prior to November 15, 2004, these fees were calculated as 0.45% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $108 from the investment adviser (CSIM) and $8 from the transfer agent and shareholder service agent (Schwab). CSIM and Schwab has guaranteed through November 15, 2005 to limit the annual operating expenses.

                          % OF AVERAGE
  SHARE CLASS           DAILY NET ASSETS
  -----------           ----------------
  Investor Shares             0.74%
  Select Shares               0.55%

  This limit excludes interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $83.


60 See financial notes.

SCHWAB GNMA FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                               9/1/04-8/31/05    9/1/03-8/31/04
Net investment income                                  $1,392              $826
Net realized gains or losses                               40              (345)
Net unrealized gains or losses                +          (123)            1,303
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                  1,309             1,784

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME

Investor Shares                                           706               653
Select Shares                                 +           850               797
                                              ----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME             $1,556            $1,450 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  9/1/04-8/31/05              9/1/03-8/31/04
                               SHARES         VALUE       SHARES          VALUE
SHARES SOLD
Investor Shares                   454        $4,425          619         $6,060
Select Shares                +  1,297        12,621          810          7,918
                             ---------------------------------------------------
TOTAL SHARES SOLD               1,751       $17,046        1,429        $13,978

SHARES REINVESTED
Investor Shares                    59          $563           58           $560
Select Shares                +     65           629           65            640
                             ---------------------------------------------------
TOTAL SHARES REINVESTED           124        $1,192          123         $1,200

SHARES REDEEMED
Investor Shares                  (595)      ($5,787)      (1,022)       ($9,955)
Select Shares                +   (825)       (8,034)      (1,872)       (18,228)
                             ---------------------------------------------------
TOTAL SHARES REDEEMED          (1,420)     ($13,821)      (2,894)      ($28,183)

NET TRANSACTIONS IN FUND
SHARES                            455        $4,417       (1,342)      ($13,005)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  9/1/04-8/31/05              9/1/03-8/31/04
                               SHARES    NET ASSETS       SHARES     NET ASSETS
Beginning of period             3,731       $36,507        5,073        $49,178
Total increase or
  decrease                   +    455         4,170       (1,342)       (12,671) b
                             ---------------------------------------------------
END OF PERIOD                   4,186       $40,677        3,731        $36,507 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR:
  Ordinary income                 $1,556
  Long-term capital gains            $--

  PRIOR YEAR:
  Ordinary income                 $1,450
  Long-term capital gains            $--

  The difference of net investment income between financial statement and tax purposes for the period ended 08/31/05 is:

  Paydown losses                    $177

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes net investment income in the amount of $19 and $6 for the current and prior period, respectively.


                                                         See financial notes. 61

SCHWAB BOND FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB YIELDPLUS FUND(R) AND SCHWAB GNMA FUND(TM) OFFER TWO SHARE CLASSES:
Investor Shares and Select Shares(R). Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Short-Term Bond Market Fund(TM) and Schwab Total Bond Market Fund(TM) each offers one share class.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
  Schwab 1000 Fund
  Schwab YieldPlus Fund
  Schwab Short-Term Bond Market Fund
  Schwab Total Bond Market Fund
  Schwab GNMA Fund
  Schwab Tax-Free YieldPlus Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab California Tax-Free YieldPlus Fund
  Schwab California Short/Intermediate Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES THEY DO NOT OWN). When they do so, the funds also place assets worth at least 100% of the value of the short securities into segregated accounts, as collateral. If the market value of the short securities subsequently falls, the funds can realize a gain by closing the position. However, if the value rises, the funds typically would have to add to their collateral or

SCHWAB BOND FUNDS

close out their short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO "TBA" (TO BE ANNOUNCED) PURCHASE COMMITMENTS TO PURCHASE SECURITIES FOR A FIXED PRICE AT A FUTURE DATE, TYPICALLY NOT EXCEEDING 45 DAYS. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in a fund's other assets.

THE FUNDS MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, a fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity. Dollar roll transactions involve the risk that the market value of the security sold short by the fund may decline below the repurchase price of similar securities.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other Schwab Funds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios.

The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

SCHWAB BOND FUNDS

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A., and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. The net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

CONTINGENT LIABILITY: In December 2003, Enron Corp. brought an Adversary Proceeding in its Chapter 11 bankruptcy filing against numerous financial entities, including Schwab YieldPlus Fund. The Adversary Proceeding alleges that the proceeds of certain sales transactions in Enron commercial paper should be treated as early redemptions and returned to the Enron bankruptcy estate. Enron seeks the avoidance of a sale of commercial paper by the Schwab YieldPlus Fund in the amount of $9,087,260, plus interest in the amount of approximately $1,260,000.

On June 15, 2005, the bankruptcy court denied the financial entities' motion to dismiss. Schwab YieldPlus Fund together with other financial institutions are currently seeking to appeal the decision.

It is not possible at this time to predict whether the litigation will have any material adverse effect on the fund.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

  BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

  SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees. In the

SCHWAB BOND FUNDS

  determination of a fair valuation the guidelines include but are not limited to the use of analytical data, business conditions, recent trades, general and/or specific market trends and any emergency or significant events that would have a material impact on the value of the security.

  FUTURES: open contracts are valued at their settlement prices as of the close of their exchanges. When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

  SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab YieldPlus Fund, Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, and Schwab GNMA Fund (the "Funds") at August 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 18, 2005

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Company Act of 1940 (the "1940 Act") requires that initial approval of, as well as the continuation of, a fund's investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund's trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the "SEC") takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the "Board") calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the "Trust") and CSIM (the "Agreement") with respect to existing funds in the Trust, including the Schwab YieldPlus Fund, the Schwab Short-Term Bond Market Fund, the Schwab Total Bond Market Fund and the Schwab GNMA Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM's affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The trustees also receive a memorandum from counsel to the Independent Trustees regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees receive advice from their counsel, meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

At the May 24, 2005 meeting of the Board, the trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement for an additional one year period. The Board's approval of the Agreement was based on consideration and evaluation of a variety of specific factors discussed at that meeting and at prior meetings, including:

1. the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2. each fund's investment performance and how it compared to that of certain other comparable mutual funds;

3. each fund's expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5. the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the trustees evaluated, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered the fact that Schwab's extensive branch network, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the trustees considered that the vast majority of the funds' investors are also brokerage clients of Schwab, and that CSIM and its affiliates are uniquely positioned to provide services and support to the funds and such shareholders. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement.

FUND PERFORMANCE. The Board considered fund performance in determining whether to renew the Agreement. Specifically, the trustees considered each fund's performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the trustees considered the composition of the peer group, selection criteria and the reputation of the third party who prepared the peer group analysis. In evaluating the performance of each fund, the trustees considered both market risk and shareholder risk expectations for such fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement.

FUND EXPENSES. With respect to the funds' expenses, the trustees considered the rate of compensation called for by the Agreement, and each fund's net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The trustees considered the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap. The trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the unique legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement.

PROFITABILITY. With regard to profitability, the trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the trustees reviewed management's profitability analyses, together with certain commentary thereon from an independent accounting firm. The trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement.

ECONOMIES OF SCALE. The trustees considered the existence of any economies of scale and whether those are passed along to a fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The trustees also considered CSIM's agreement to contractual investment advisory fee schedules which include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the trustees did not identify any particular information or factor that was all-important or controlling. Based on the trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

     A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

     Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

     Each of the 56 Schwab Funds belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INTERESTED TRUSTEES AND OFFICERS

                         TRUST POSITION(S);
NAME AND BIRTHDATE       TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2      Chairman, Trustee:         Chairman, Chief Executive Officer and Director, The Charles Schwab
7/29/37                  Family of Funds, 1989;     Corporation, Charles Schwab & Co., Inc.; Chairman and Director,
                         Investments, 1991;         Charles Schwab Investment Management, Inc., Charles Schwab Bank,
                         Capital Trust, 1993;       National Association; Chairman and Chief Executive Officer, Schwab
                         Annuity Portfolios, 1994.  (SI) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive
                                                    Officer and Director, Schwab Holdings, Inc.; Director, U.S. Trust
                                                    Company, National Association, U.S. Trust Corporation, United States
                                                    Trust Company of New York. Until May 2003, Co-Chief Executive
                                                    Officer, The Charles Schwab Corporation.

                                                    Trustee, Charles and Helen Schwab Foundation; Chairman, All Kinds of Minds
                                                    Institute (education), Stanford University; Chairman and Director, Charles
                                                    Schwab Foundation; Chairman of the Finance Committee, San Francisco Museum of
                                                    Modern Art.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INTERESTED TRUSTEES BUT NOT OFFICERS

NAME AND BIRTHDATE       TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK          2005 (all trusts).         Executive Vice President and President, Asset Management Products
7/25/54                                             Enterprise & Services, Charles Schwab & Co; Director, Charles
                                                    Schwab Asset Management (Ireland) Limited. From September 2002
                                                    to July 2004, Mr. Merk was President and Chief Executive Officer,
                                                    Charles Schwab Investment Management, Inc. and Executive Vice
                                                    President, Charles Schwab & Co. Prior to September 2002, Mr. Merk
                                                    was President and Chief Investment Officer, American Century
                                                    Investment Management, and Director, American Century Companies,
                                                    Inc. (June 2001 to August 2002); Chief Investment Officer, Fixed,
                                                    American Century Companies, Inc. (January 1997 to June 2001).

OFFICERS OF THE TRUST

NAME AND BIRTHDATE       TRUST OFFICE(S) HELD       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER          President, Chief           Executive Vice President, President, Director, Charles Schwab
5/4/55                   Executive Officer          Investment Management, Inc. Until 7/04: Senior Vice President for
                         (all trusts).              Development and Distribution, Asset Management Products and
                                                    Services Enterprise. Until 6/03: Executive Vice President, Chief
                                                    Financial Officer, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD          Senior Vice President,     Senior Vice President, Chief Investment Officer, Director, Charles
4/5/55                   Chief Investment           Schwab Investment Management, Inc.; Chief Investment Officer, The
                         Officer (all trusts).      Charles Schwab Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS           Senior Vice President,     Chief Investment Officer, Fixed Income, Charles Schwab Investment
7/10/59                  Chief Investment           Management, Inc. Since 6/04: Senior Vice President, Charles Schwab
                         Officer (all trusts).      Investment Management, Inc. Until 6/04: Vice President, Charles
                                                    Schwab Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER         Senior Vice President,     Senior Vice President, Chief Investment Officer, Equities, Charles
9/29/63                  Chief Investment           Schwab Investment Management, Inc. Since 6/04: Vice President,
                         Officer (all trusts).      Chief Investment Officer, Laudus Trust and Laudus Variable
                                                    Insurance Trust. Until 5/04: Vice President, Charles Schwab
                                                    Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE         Chief Compliance           Senior Vice President, Institutional Compliance and Chief Compliance
11/11/60                 Officer (all trusts).      Officer, Charles Schwab Investment Management, Inc.; Chief
                                                    Compliance Officer, Laudus Trust and Laudus Variable Insurance
                                                    Trust. Until 9/04: Vice President, Charles Schwab & Co., Inc., Charles
                                                    Schwab Investment Management, Inc. Until 2002: Vice President
                                                    of Internal Audit, Charles Schwab & Co., Inc. Prior to 2000:
                                                    PricewaterhouseCoopers.

OFFICERS OF THE TRUST continued

NAME AND BIRTHDATE       TRUST OFFICE(S) HELD       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON           Secretary (all trusts).    Senior Vice President, Chief Counsel and Assistant Corporate
3/13/61                                             Secretary, Charles Schwab Investment Management, Inc.; Senior
                                                    Vice President and Deputy General Counsel, Charles Schwab & Co.,
                                                    Inc. Prior to June 1998, Branch Chief in Enforcement at U.S.
                                                    Securities and Exchange Commission in San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA           Treasurer, Principal       Senior Vice President and Chief Financial Officer, Charles Schwab
6/9/64                   Financial Officer          Investment Management, Inc.; Director, Charles Schwab Asset
                         (all trusts)               Management (Ireland) Limited. From December 1999 to November
                                                    2004, Senior Vice President, Financial Reporting, Charles Schwab &
                                                    Co., Inc. From September 1999 to December 1999, Chief Financial
                                                    Officer, Commerzbank Capital Markets. Prior to September 1999,
                                                    Managing Director at the New York Stock Exchange.

INDEPENDENT TRUSTEES

NAME AND BIRTHDATE       TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER       2000 (all trusts).         Chairman, JDN Corp. Advisory LLC (real estate); Trustee, Stanford
8/13/60                                             University, America First Cos., Omaha, NE (venture capital/fund management), Redwood Trust, Inc. (mortgage finance), Stanford
                                                    Hospitals and Clinics, SRI International (research), PMI Group, Inc.
                                                    (mortgage insurance), Lucile Packard Children's Hospital; Director,
                                                    Pacific Mutual Holding Company (insurance); Trustee, Laudus Trust and Laudus Variable Insurance Trust. Until 2001: Stanford University,
                                                    Special Assistant to the President. From 1996-2001: Vice President
                                                    of Business Affairs, CFO.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD        Family of Funds, 1989;     Chief Executive Officer, Dorward & Associates (corporate management,
9/23/31                  Investments, 1991;         marketing and communications consulting). Until 1999: Executive Vice
                         Capital Trust, 1993;       President, Managing Director, Grey Advertising. Until 1996: President,
                         Annuity Portfolios,1994.   Chief Executive Officer, Allen & Dorward Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER        2000 (all trusts).         Until February 2004, Co-Chief Executive Officer, Aphton Corporation
11/22/41                                            (bio-pharmaceuticals). Prior to August 1998, Dean of the Haas
                                                    School of Business, University of California, Berkeley (higher education).

                                                    Director, Aphton Corporation (bio-pharmaceuticals), Mission
                                                    West Properties (commercial real estate), Stratex Networks (network equipment), Genitope Corp. (bio-pharmaceuticals), Pacific Stock & Option
                                                    Exchange; Non-Executive Chairman, Solectron Corporation (manufacturing);
                                                    Trustee, Laudus Trust and Laudus Variable Insurance Trust.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES         Family of Funds, 1989;     Chairman, Chief Executive Officer, Director, Semloh Financial, Inc.
5/15/31                  Investments, 1991;         (international financial services and investment advisory firm).
                         Capital Trust, 1993;
                         Annuity Portfolios,1994.

INDEPENDENT TRUSTEES continued

NAME AND BIRTHDATE       TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH          2000 (all trusts).         Since 1990, Chairman and Chief Executive Officer and founder of
9/28/50                                             Smith Graham & Co. (investment advisors).

                                                    Director, Cooper Industries (electrical products, tools and hardware),
                                                    Chairman, Texas Southern University Foundation; Executive Committee & Board
                                                    Member, MD Anderson Cancer Center; Chairman of the audit committee of Northern
                                                    Border Partners, M.L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS       Family of Funds, 1989;     Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                  Investments, 1991;         Chairman, Chief Executive Officer, North American Trust (real estate
                         Capital Trust, 1993;       investment trust).
                         Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY        Family of Funds, 1989;     Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate
8/18/43                  Investments, 1991;         investment and management, and other investments).
                         Capital Trust, 1993;
                         Annuity Portfolios, 1994.

Glossary

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT-WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

                                           CREDIT        CAPACITY TO
                                           QUALITY      MAKE PAYMENTS
INVESTMENT GRADE BONDS                       AAA        Strongest
                                              AA
                                               A
                                             BBB        Adequate

                     [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

BELOW INVESTMENT GRADE BONDS                  BB        Somewhat
                                               B        speculative
                                             CCC
                                              CC
                                               C        Highly
                                                        speculative

                                               D        In default

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond's sensitivity to interest rates. Calculations of duration generally take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BONDS Municipal bonds that are secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

REVENUE BONDS Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third- party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice
service or speak to a
representative. Call
1-800-435-4000,  day or
night (for TDD service,
call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-
tone phone service at
1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging
shares, be sure to include
the signatures of at least
one of the persons whose
name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's website at www.schwab.com/schwabfunds, the SEC's website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's website at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY (R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index(R) Fund
Schwab Small-Cap Index Fund (R)
Schwab Total Stock Market Index Fund (R)
Schwab International Index Fund(R)
Schwab Premier Equity Fund(TM)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund (TM)
Schwab Hedged Equity Fund(TM)
Schwab Large-Cap Growth Fund(TM)
Schwab Financial Services Fund(TM)
Schwab Health Care Fund (TM)
Schwab Technology Fund(TM)
Schwab Institutional Select(R) S&P 500 Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio (TM)
Schwab MarketTrack Growth Portfolio(TM)
Schwab MarketTrack Balanced Portfolio (TM)
Schwab MarketTrack Conservative Portfolio (TM)
Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund (TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund (TM)
Schwab California Tax-Free YieldPlus Fund (TM)
Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

MFR13655-08

ITEM 2: CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

       Registrant's Board of Trustees has determined that William Hasler, Mariann Byerwalter and Donald Stephens, currently serving on its audit committee, are "audit committee financial experts," as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant's audit committee is "independent" under the standards set forth in Item 3 of Form N-CSR.

       The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant's audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant's audit committee or Board of Trustees.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Registrant is composed of eleven series. Ten series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2005 and 2004 fiscal years, as applicable.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      Audit Fees

      2005: $259,165    2004: $216,417

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant's financial statements and are not reported under paragraph (a) above.

      Audit-Related Fees

      For services rendered to Registrant:

      2005: $19,314           2004: $15,279

      Nature of these services:  tax provision review.

      In each of the last two fiscal years there were no "Audit-Related Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

      Tax Fees

      For services rendered to Registrant:

      2005: $30,551           2004: $26,118

      Nature of these services:  preparation and review of tax returns.

      In each of the last two fiscal years there were no "Tax Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

      All Other Fees

      For services rendered to Registrant:

      2005: $4,911            2004: $4,592

      Nature of these services:  review of the methodology of allocation of
                                 Charles Schwab & Co., Inc. ("Schwab") expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

      In each of the last two fiscal years there were no "All Other Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant's audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant's principal accountant for services rendered to Registrant, to Registrant's investment adviser, and to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant.

    2005: $145,786      2004: $209,481

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant's principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant's investment adviser that DOES NOT provide services to Registrant.

    2005: $4,106,543          2004: $4,178,719

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Evelyn Dilsaver and Registrant's Principal Financial Officer, George Pereira, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12: EXHIBITS.

(a)(1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

   (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

   (3) Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Schwab Investments

By:  /S/ Evelyn Dilsaver
     -------------------
     Evelyn Dilsaver
     Chief Executive Officer

Date: October 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /S/ Evelyn Dilsaver
     -------------------
     Evelyn Dilsaver
     Chief Executive Officer

Date: October 19, 2005

By:  /S/ George Pereira
     ------------------
     George Pereira
     Principal Financial Officer

Date: October 19, 2005